   As filed with the Securities and Exchange Commission on March 5, 1997


                      Registration Nos. 33-67852; 811-7978

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                    Form N1-A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                        Pre-Effective Amendment No. ____

                         Post-Effective Amendment No. 16


         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 17


                                 NORTHSTAR TRUST
         ---------------------------------------------------------------
               (Exact name of Registrant as specified in charter)

                     Two Pickwick Plaza, Greenwich, CT 06830
              -----------------------------------------------------
                    (Address of Principal Executive Offices)

                                  (203)863-6200
                     --------------------------------------
                         (Registrant's telephone number)

                                 Mark L. Lipson
                 c/o Northstar Investment Management Corporation
                     Two Pickwick Plaza, Greenwich, CT 06830
              -----------------------------------------------------
                    (Name and address for agent for service)

                        Copies of all correspondence to:
                                Jeff Steele, Esq.

                             Dechert, Price & Rhoads
                         1500 K Street, N.W., Suite 500
                              Washington, D.C. 20005

             IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE:
         - - -

           X      on March 5, 1997 pursuant to paragraph (b)
         - - -

                  60 days after filing pursuant to paragraph (a)(1)
         - - -

                  on [date] pursuant to paragraph (a)(1)
         - - -

                  75 days after filing pursuant to paragraph (a)(2)
         - - -
                  on [date] pursuant to paragraph (a)(2) of Rule 485
         - - -
If appropriate, check the following box:

                  this post-effective amendment designates a new effective
       - - -      date for a previously filed post-effective amendment.

-------------------------------------------------------------

* Registrant has registered an indefinite number of shares of beneficial interest by its initial Registration Registration Statement pursuant to Rule 24f-2 under the Invesment Company Act of 1940, as amended, which became effective November 5, 1993. The Registrant has filed the Notice required by Rule 24f-2 for its most recent fiscal year on or about December 23, 1996.

                              CROSS REFERENCE SHEET
                             PURSUANT TO RULE 404(a)
                        UNDER THE SECURITIES ACT OF 1933
                                     PART A
                               COMBINED PROSPECTUS

FORM N-1A PART A ITEM                                              PROSPECTUS CAPTION


1.  Cover Page                                                     Cover Page

2.  Synopsis                                                       What you pay to invest

3.  Condensed Financial Information                                Cover Page; Objective; Investment
                                                                   Strategy; Holdings; Risks; The Risks
                                                                   of Investing in Mutual Funds; Investment
                                                                   Practices; The Business of Mutual Funds;
                                                                   Where to go for more Information

4.  General Description of Registrant                              Cover Page; Objective; Investment
                                                                   Strategy; Holdings; Risks; The Risks
                                                                   of Investing in Mutual Funds; Investment
                                                                   Practices; The Business of Mutual Funds;
                                                                   Where to go for more Information

5.  Management of the Fund                                         Meet the Portfolio Managers; The Business
                                                                   of Mutual Funds

6.  Capital Stock and Other Securities                             Buying, Selling and Exchanging;
                                                                   Choosing a Share Class; Opening a
                                                                   NorthStar Account; Mutual Fund Earnings
                                                                   and your Taxes; Where to go for more
                                                                   Information

7.  Purchases of Securities Being Offered                          Buying, Selling and Exchanging;
                                                                   Choosing a Share Class; Opening a
                                                                   NorthStar Account; How Dealers
                                                                   are Compensated

8.  Redemption or Repurchase                                       Buying, Selling and Exchanging

9.  Legal Proceedings                                              Not Applicable





                                        CROSS REFERENCE SHEET
                                               PART B

FORM N-1A PART B ITEM                                             STATEMENT OF ADDITIONAL INFORMATION
                                                                  CAPTION

10.  Cover Page                                                   Cover Page

11.  Table of Contents                                            Table of Contents

12.  General Information & History                                Cover Page; Other Information

13.  Investment Objectives and Policies                           Cover Page; Investment Restrictions;
                                                                  Investment Techniques

14.  Management of the Fund                                       Trustees and Officers

15.  Control Persons and Principal                                N/A
     Holders of Securities

16.  Investment Advisory and Other                                Services of Northstar; the Subadvisers
     Services                                                     and the Administrator

17.  Brokerage Allocation and Other                               Portfolio Transactions and Brokerage
     Practices                                                    Allocation

18.  Capital Stock and Other                                      Purchases and Redemptions
     Securities

19.  Purchases, Redemptions and                                   Net Asset Value; Purchases and
                                                                  Redemptions

20.  Tax Status                                                   Dividends, Distribution and Taxes

21.  Underwriter                                                  Underwriter and Distribution Services

22.  Calculation of Performance Data                              Performance Information

23.  Financial Statements                                         Financial Statements


                                     PART C

The information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C in the Registration Statement.

                         THE NORTHSTAR FUNDS
                         Prospectus
                         March 1, 1997

                           (Graphic of a star appears on the right side of page)
This prospectus
contains
important
information
about investing in
Northstar
Funds.
It tells you:
(Bullet) how to choose the funds that are right for you
(Bullet) how to buy and sell shares
(Bullet) how you earn money on your investments
(Bullet) how investing in mutual funds may affect your taxes
Please read it carefully before you invest, and keep it for future reference.
Growth Funds
NORTHSTAR Growth Fund
NORTHSTAR Growth + Value Fund
NORTHSTAR Special Fund

Income and Growth Funds
NORTHSTAR Income and Growth Fund
NORTHSTAR Balance Sheet Opportunities Fund

Income Funds
NORTHSTAR High Total Return Fund
NORTHSTAR High Yield Fund
NORTHSTAR Strategic Income Fund
NORTHSTAR Government Securities Fund



    Your investment:
(Bullet) is not a bank deposit
(Bullet) is not insured or guaranteed by the FDIC, the Federal Reserve Board or any other governement agency
(Bullet) is affected by market
         fluctuations-there is no guarantee
         that you won't lose money.
Some of these funds may invest in junk bonds.
You'll find out more about how
these can affect your investment in the
section called The risks of investing
in mutual funds, that begins on page 36.

THESE SECURITIES HAVE NOT BEEN APPROVED OR
DISAPPROVED BY THE SECURITIES AND EXCHANGE
COMMISSION OR ANY STATE SECURITIES COMMISSION
NOR HAS THE SECURITIES AND EXCHANGE COMMISSION
OR ANY STATE SECURITIES COMMISSION PASSED UPON
THE ACCURACY OR ADEQUACY OF THIS
PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
IS A CRIMINAL OFFENSE.

                                     What's inside

(Picture of a bulls eye and arrow)   OBJECTIVES
(Picture of a clock)                 INVESTMENT
                                     STRATEGY
(Picture of a safe)                  HOLDINGS

(Picture of scales)                  RISKS
(Picture of a coin)                  WHAT YOU PAY TO INVEST
(Picture of a stack of money)        HOW THE
                                     FUND HAS PERFORMED

These pages contain a description of each of our funds, including its objective, investment strategy, types of holdings, risks and portfolio managers.

You'll also find:

What you pay to invest.A list of the fees and expenses you pay both directly and indirectly - when you invest in the fund.
HOW THE FUND HAS PERFORMED. A chart that shows the fund's financial performance for up to ten years, by share class.

What's inside

An introduction to the
Northstar family of funds   3

Northstar Growth Funds
   Growth Fund   4
   Growth + Value Fund  6
   Special Fund   8

Northstar Income and Growth Funds
Income and Growth Fund 10
Balance Sheet Opportunities Fund 12

Northstar Income Funds
High Total Return Fund   14
High Yield Fund       16
Strategic Income Fund     18
Government Securities Fund      20

Meet the portfolio managers      22

Your guide to buying, selling and exchanging shares of Northstar funds    25

Mutual fund earnings and your taxes    32

The business of mutual funds    34

The risks of investing in mutual funds    36
WHERE TO GO FOR MORE INFORMATION          40

                     AN INTRODUCTION TO THE
                           NORTHSTAR FAMILY OF FUNDS
Risk is the potential that
your investment will lose
money or not earn as much
as you hope. All mutual
funds have varying degrees
of risk, depending on the
securities they invest in.
Please read this prospectus
carefully to be sure you
understand the risks and
potential benefits associated
with each of our funds.
(Picture of a telephone)
IF YOU HAVE ANY QUESTIONS
ABOUT THE NORTHSTAR
FAMILY OF FUNDS OR ABOUT
CHOOSING SUITABLE
INVESTMENTS, PLEASE CALL
US AT 1-800-595-7827.

An introduction to the
Northstar family of funds

This prospectus has been designed to help you make informed decisions about your investments.
We've divided our funds into three categories, and color-coded them to make it easy to find what you're looking for.
[ ] GROWTH FUNDS APPEAR ON THE GREEN PAGES
    Our Growth Funds focus on long-term growth by investing primarily in equi-ties. They will suit you if you:
    (Bullet) are investing for the long term - at least several years
    (Bullet) are willing to accept higher risk in exchange for potentially higher long-term returns.
[ ] INCOME AND GROWTH FUNDS APPEAR ON THE BLUE PAGES
    Our Income and Growth Funds seek income and growth of capital in varying combinations. They will suit you if you:
    (Bullet) want both regular income and capital appreciation
    (Bullet) are looking for potentially higher returns than those offered by the income funds, but don't feel comfortable with the level of risk associated with the growth funds.
[ ] INCOME FUNDS APPEAR ON THE RED PAGES
    Northstar offers both aggressive and conservative Income Funds. Both offer regular income, but some take higher risks to attain higher returns.
    The Income Funds will suit you if you:
    (Bullet) want a regular stream of income
    (Bullet) want higher potential returns than money market funds
    (Bullet) are willing to accept some risk.

NORTHSTAR
Growth
Fund
Registrant
Northstar Growth Fund
Portfolio manager
Geoffrey Wadsworth

Objective
This fund seeks long-term        (Picture of a bulls eye and arrow)
growth of capital by investing
primarily in domestic common
stocks.

Investment strategy
The fund invests in large and     (Picture of a clock)
mid-sized companies that the
portfolio manager feels have
above average prospects for growth.

HOLDINGS
Under normal market conditions, the     (Picture of safe)
fund invests at least 65% of its assets
in securities purchased on the basis of
the potential for capital appreciation.
The fund also holds preferred stocks and convertible securities. It may invest up to 20% of its net assets in foreign issuers, but only 10% can be in securities that are not listed on a U.S. securities exchange. It may also invest in other higher-risk securities and engage in other investment practices. These are described on page 36.

RISKS
Because they invest in equities, all        (Picture of scales)
growth funds are affected by changes in
the stock market. This fund is also subject to the risks associated with investing in foreign securities. Please refer to the section beginning on page
36, The risks of investing in mutual funds.

WHAT YOU PAY TO INVEST
There are two types of fees and expenses      (Picture of a coin)
 when you invest in mutual funds:
fees, including sales charges, you pay
directly when you buy or sell shares, and operating expenses paid each year by the fund.

FEES YOU PAY DIRECTLY
                                            CLASS A       CLASS B        CLASS C     CLASS T
Maximum sales charge on your initial
investment (as a % of offering price)   %        4.75         none         none        none
Maximum deferred sales charge           %     none (1)     5.00 (2)     1.00 (2)     4.00(2)

OPERATING EXPENSES PAID EACH YEAR BY THE FUND
(as a % of average net assets)
                                   CLASS A  CLASS B  CLASS C  CLASS T
Management fee                   %    0.75    0.75    0.75    0.75
12b-1 fee(3)                     %    0.30    1.00    1.00    0.95
Other expenses(4)                %    0.45    0.45    0.45    0.30
T OTAL FUND OPERATING EXPENSES
AFTER REIMBURSEMENT              %    1.50    2.20    2.20    2.00

EXAMPLE
    Here's an example of what you would pay in expenses if you invested $1,000, reinvested all your dividends, the fund earned an average annual return of 5%, and annual operating expenses remained at the current level. Keep in mind that this is only an example - actual expenses and performance may vary.

                  YEAR 1 YEAR 3 YEAR 5 YEAR 10
Class A
with redemptions    $ 62     93    125       218
Class B
with redemptions    $ 74    101    141     235(5)
without redemptions $ 22     69    118     235(5)
Class C
with redemptions    $ 33     69    118       253
without redemptions $ 22     69    118       253
Class T
with redemptions    $ 62     85    108     220(6)
without redemptions $ 20     63    108     220(6)

    (1) Except for purchases of $1 million or more, when you sell any of the shares within 18 months of when you bought them. Please see page 27 for details.

    (2) This charge decreases over time. Please see page 27 for details.
    (3) Because of the 12b-1 fee, long-term shareholders may pay more than the maximum permitted front-end sales charge.
    (4) These figures are after the adviser reimbursed its expenses. Before reimbursement, other expenses would have been 0.51% for Class A, 0.49% for Class B, 0.60% for Class C, and 0.34% for Class T. Total fund operating expenses would have been 1.56% for Class A, 2.24% for Class B, 2.35% for Class C, and 2.04% for Class T.
    (5) Class B shares convert to Class A shares after year 8. This figure uses Class A expenses for years 9 and 10.
    (6) Class T shares convert to Class A shares after year 8 or on June 2, 1998, whichever is later. This figure uses Class A expenses for years 9 and 10.

4                                        GROWTH FUNDS

HOW THE FUND HAS        The following chart shows the        Audited by other independent          NORTHSTAR
PERFORMED               fund's financial performance by      accountants prior to 1995.            GROWTH
 (Picture of money)     share class. The 1995 and 1996                                             FUND
                        figures have been audited by         The fund's performance is also
                        Coopers & Lybrand L.L.P.,            reported in national newspapers
                        independent accountants.             under these trading symbols:
                                                             GRWTHA or GRWTHT.



                                                         CLASS A                     CLASS B                             CLASS C
    YEAR ENDED DECEMBER 31,                        1996  1995(1)                1996  1995(1)                   1996      1995(1)

         OPERATING PERFORMANCE
         Net asset value at the
           beginning of the period     $           15.53   17.59                   15.50   17.59                   15.50     17.59
         Net investment income
           (loss)                      $            0.02    0.08                   (0.06)   0.06                   (0.05)     0.04
         Net realized and
           unrealized gain on
           investments                 $            3.18    1.95                    3.13    1.92                    3.12      1.92
         Total from investment
           operations                  $            3.20    2.03                    3.07    1.98                    3.07      1.96
         Dividends from net
           investment income           $               -   (0.10)                      -   (0.08)                      -     (0.06)
         Dividends from net
           realized gain on
           investments sold            $           (0.81)  (3.99)                  (0.81)  (3.99)                  (0.81)    (3.99)
         Total distributions           $           (0.81)  (4.09)                  (0.81)  (4.07)                  (0.81)    (4.05)
         Net asset value at the end
           of the period               $           17.92   15.53                   17.76   15.50                   17.76     15.50
         TOTAL INVESTMENT RETURN(2)    %           20.54   11.55                   19.74   11.27                   19.74     11.17
         RATIOS AND SUPPLEMENTAL DATA
         Net assets at the end of
           the period ($000s)          $           4,750   1,355                   4,444   1,987                     365        69
         Ratio of expenses to
           average net assets          %            1.50    1.42 (3)                2.20    2.07 (3)                 220   2.11 (3)
         Ratio of expense
           reimbursement to average
           net assets                  %            0.06       -                    0.04       -                    0.15         -
         Ratio of net investment
           income (loss) to average
           net assets                  %            0.11    0.63 (3)               (0.55)   0.06 (3)               (0.57)  0.02 (3)
         Average commissions per
           share                       $          0.0593       -                  0.0593       -                  0.0593         -
         Portfolio turnover rate       %              62     134                      62     134                      62       134

         CLASS T
         YEAR ENDED DECEMBER 31,                  1996    1995    1994    1993    1992    1991    1990    1989    1988      1987
         OPERATING PERFORMANCE
         Net asset value at the
           beginning of the period     $           15.53   15.75   17.33   16.36   16.37   12.49   13.85   11.96   10.47     10.54
         Net investment income
           (loss)                      $           (0.06)   0.07    0.08    0.02    0.02    0.09    0.10    0.20    0.16      0.09
         Net realized and
           unrealized gain (loss) on
           investments                 $            3.16    3.77   (1.41)   1.67    1.30    4.62   (0.83)   2.66    1.58     (0.07)
         Total from investment
           operations                  $            3.10    3.84   (1.33)   1.69    1.32    4.71   (0.73)   2.86    1.74      0.02
         Dividends from net
           investment income           $               -   (0.07)  (0.08)  (0.04)  (0.02)  (0.08)  (0.10)  (0.20)  (0.17)    (0.08)
         Dividends from net
           realized gain on
           investments sold            $           (0.81)  (3.99)  (0.15)  (0.67)  (1.31)  (0.75)  (0.51)  (0.76)  (0.08)        -
         Distributions from capital    $               -       -   (0.02)  (0.01)      -       -   (0.02)  (0.01)      -     (0.01)
         Total distributions           $           (0.81)  (4.06)  (0.25)  (0.72)  (1.33)  (0.83)  (0.63)  (0.97)  (0.25)    (0.09)
         Net asset value at the end
           of the period               $           17.82   15.53   15.75   17.33   16.36   16.37   12.49   13.85   11.96     10.47
         TOTAL INVESTMENT RETURN (2)   %           19.90   24.40   (7.66)  10.36    8.05   38.10   (5.24)  24.25   16.70      0.11
         RATIOS AND SUPPLEMENTAL DATA
         Net assets at the end of
           the period ($000s)          $          70,406   76,343  76,391 80,759  56,759  40,884  24,927  29,842  25,359    27,493
         Ratio of expenses to
           average net assets          %            2.00    2.00    2.00    2.04    2.15    2.25    2.33    2.33    2.46      2.29
         Ratio of expense
           reimbursement to average
           net assets                  %            0.04       -       -       -       -       -       -       -       -         -
         Ratio of net investment
           income (loss) to average
           net assets                  %           (3.05)   0.37    0.49    0.13    0.09    0.66    0.80    1.39    1.40      0.83
         Average commissions per
           share                       $          0.0593       -       -       -       -       -       -       -       -         -
          Portfolio turnover rate      %              62     134      54      42      47      64      54      75      59        55

(1) Share classes A, B & C commenced
     operations on June 5, 1995.

(2) Assumes dividends have been rein-
     vested and does not reflect the
     effect of sales charges. Unaudited
     prior to 1992.

(3) Annualized.

(Picture of a telephone) If you have any questions, please call 1-800-595-7827
                                                          GROWTH FUNDS       5

NORTHSTAR
GROWTH +
VALUE FUND
REGISTRANT
Northstar Trust
PORTFOLIO MANAGER
Louis Navellier
OBJECTIVE
This fund seeks capital appreciation       (Picture of a bulls eye and arrow)
by investing in a diversified portfolio
of equity securities.
INVESTMENT STRATEGY
The fund invests primarily in companies     (Picture of a clock)
the portfolio manager identifies as
either growth or value through quantitative analysis.
Growth companies have above average earnings or sales growth, and higher price to earnings ratios. Value companies are temporarily undervalued or out of favor, and tend to have lower price to book ratios, higher earnings or dividend yields and higher returns on equity.
The percentage of fund assets allocated
to the two different kinds of companies
varies depending on the portfolio manager's assessment of economic conditions and investment opportunities.

HOLDINGS
The fund invests in common stocks, preferred    (Picture of a safe)
stocks, convertible securities, warrants and other stock purchase rights, private placements and other restricted equity securities, equity interests in trusts, limited partnerships and joint ventures and interests in real estate investment trusts. It may hold up to 20% of its assets in foreign companies as American Depository
Receipts. It may also invest in other
higher-risk securities and engage in other investment practices. These are described on page 36.

RISKS
Because they invest in equities, all          (Picture of a scales)
growth funds are affected by changes in
the stock market. Please refer to the section beginning on page 36, The risks of investing in mutual funds.
WHAT YOU PAY TO INVEST
There are two types of fees and expenses when you invest in mutual funds:
fees, including sales charges, you pay directly when you buy or sell shares, and operating expenses paid each year by the fund.

FEES YOU PAY DIRECTLY
                                                CLASS A    CLASS B   CLASS C
Maximum sales charge on your initial
 investment (as a % of offering price)   %        4.75         none         none
Maximum deferred sales charge            %     none (1)     5.00 (2)     1.00 (2)

OPERATING EXPENSES PAID EACH YEAR BY THE FUND
(as a % of average net assets)
                                   CLASS A CLASS B    CLASS C
Management fee                   %    1.00    1.00    1.00
12b-1 fee(3)                     %    0.30    1.00    1.00
Other expenses(4)                %    0.55    0.55    0.55
TOTAL FUND OPERATING EXPENSES
AFTER REIMBURSEMENT              %    1.85    2.55    2.55


EXAMPLE
Here's an example of what you would pay in expenses if you invested $1,000, reinvested all your dividends, the fund earned an average annual return of 5%, and annual operating expenses remained at the current level. Keep in mind that this is only an example-actual expenses and performance may vary.

                   YEAR 1  YEAR 3  YEAR 5   YEAR 10
Class A
with redemptions    $ 65    103    143       254
Class B
with redemptions    $ 77    112    158     271(5)
without redemptions $ 26     79    136     271(5)
Class C
with redemptions    $ 36     79    136       289
without redemptions $ 26     79    136       289

    (1) Except for purchases of $1 million or more, when you sell any of the shares within 18 months of when you bought them. Please see page 27 for details.
    (2) This charge decreases over time. Please see page 27 for details.
    (3) Because of the 12b-1 fee, long-term shareholders may pay more than the maximum permitted front-end sales charge.
    (4) These figures are after the adviser reimbursed its expenses. Before reimbursement, other expenses would have been 0.03% for Class B and 0.05% for Class C. Total fund operating expenses would have been 2.58% for Class B and 2.60% for Class C.
    (5) Class B shares convert to Class A shares after year 8. This figure uses Class A expenses for years 9 and 10.

6                            GROWTH FUNDS

HOW THE FUND HAS    The following chart shows the
PERFORMED           fund's financial performance by              NORTHSTAR
 (Picture of money) share class. These figures are               GROWTH +
                    unaudited.                                   VALUE FUND


THREE MONTHS ENDED JANUARY 31, 1997                                  CLASS A        CLASS B      CLASS C
OPERATING PERFORMANCE (1)
Net asset value at the beginning of the period                     $      10.00       10.00        10.00
Net investment income                                              $         -            -           -
Net realized and unrealized gain (loss) on investments             $      (0.03)      (0.04)       (0.04)
Total from investment operations                                   $      (0.03)      (0.04)       (0.04)
Dividends from net investment income                               $         -            -           -
Dividends from net realized gain on investments sold               $         -            -           -
Distributions from capital                                         $         -            -           -
Total distributions                                                $         -            -           -
Net asset value at the end of the period                           $        9.97        9.96         9.96
TOTAL INVESTMENT RETURN(2)                                         %       (0.30)      (0.40)       (0.40)

RATIOS AND SUPPLEMENTAL DATA (1)
Net assets at the end of the period ($000s)                        $       5,799       11,011       2,871
Ratio of expenses to average net assets                            %        1.82  (3)    2.55 (3)    2.55 (3)
Ratio of expense reimbursement to average net assets               %          -          0.03 (3)    0.05 (3)
Ratio of net investment income (loss) to average net assets        %       (0.37) (3)  (1.14) (3)  (1.16) (3)
Average commissions per share                                      $      0.0334       0.0334      0.0334
Portfolio turnover rate                                            %           3            3           3


(1) Unaudited.
(2)  Assumes dividends have been rein-
     vested and does not reflect the
     effect of sales charges.
(3)  Annualized.


(Picture of a telephone)   If you have any questions, please call 1-800-595-7827
                                                             GROWTH FUNDS   7

NORTHSTAR
SPECIAL
FUND
REGISTRANT
Northstar Special Fund
PORTFOLIO MANAGER
Louis Navellier

OBJECTIVE
This fund seeks            (Picture of a bulls eye and arrow)
capital appreciation by
investing primarily in a
diversified portfolio of
domestic equity
securities selected on
the basis of their
potential for growth.

INVESTMENT STRATEGY
The fund focuses on smaller,    (Picture of a clock)
lesser-known companies,
including emerging growth
companies.

HOLDINGS
The fund holds                 (Picture of a safe)
common stocks, preferr
convertible securities, warrants
and other stock purchase rights,
private placements and other
estricted equity securities, equity
ests in trusts, limited partner-
ships and joint ventures and inter-
ests in real estate investment
trusts. It may invest up to 20% of
its net assets in foreign issuers,
but only 10% can be in securities
that are not listed on a U.S. secu-
rities exchange. It may also invest
in other higher-risk securities and
engage in other investment prac-
tices. These are described on
page 36.

RISKS
Because the                         (Picture of a scale)
invest in equities, all growth
funds are affected by changes in
the stock market. This fund is also
subject to the risks associated
with investing in smaller compa-
nies, emerging growth companies
and foreign securities. Please
refer to the section beginning on
page 36, The risks of investing in
mutual funds.

WHAT YOU PAY
TO INVEST
There are two             (Picture of a coin)
types of fees and
expenses when you
invest in mutual funds:
fees, including sales
charges, you pay directly
when you buy or sell
shares, and operating
expenses paid each year
by the fund.


FEES YOU PAY DIRECTLY
                                             CLASS A      CLASS B       CLASS C  CLASS T
Maximum sales charge on your initial
investment (as a % of offering price)   %        4.75         none         none        none
Maximum deferred sales charge           %     none (1)     5.00 (2)     1.00 (2)     4.00(2)

OPERATING EXPENSES PAID EACH YEAR BY THE FUND
(as a % of average net assets)
                                       CLASS A  CLASS B CLASS C  CLASS T
Management fee                         %    0.75    0.75    0.75    0.75
12b-1 fee(3)                           %    0.30    1.00    1.00    0.95
Other expenses (4)                     %   0.41     0.42    0.45    0.37
TOTAL FUND OPERATING EXPENSES
AFTER REIMBURSEMENT                    %    1.46    2.17    2.20    2.07

EXAMPLE
Here's an example of what you would pay in expenses if you invested $1,000, reinvested all your dividends, the fund earned an average annual return of 5%, and annual operating expenses remained at the current level. Keep in mind that this is only an example-actual expenses and performance may vary.

                   YEAR 1  YEAR 3 YEAR 5 YEAR 10
Class A
with redemptions    $ 62     91    123       214
Class B
with redemptions    $ 73    101    139     232(5)
without redemptions $ 22     68    116     232(5)
Class C
with redemptions    $ 33     69    118       253
without redemptions $ 22     69    118       253
Class T
with redemptions    $ 62     87    111     224(6)
without redemptions $ 21     65    111     224(6)

    (1) Except for purchases of $1 million or more, when you sell any of the shares within 18 months of when you bought them. Please see page 27 for details.
    (2) This charge decreases over time. Please see page 27 for details.
    (3) Because of the 12b-1 fee, long-term shareholders may pay more than the maximum permitted front-end sales charge.
    (4) These figures are after the adviser reimbursed its expenses. Before reimbursement, other expenses would have been 0.42% for Class A, 0.43% for Class B, 0.46% for Class C and 0.41% for Class T. Total fund operating expenses would have been 1.47% for Class A, 2.18% for Class B, 2.21% for Class C and 2.11% for Class T
    (5) Class B shares convert to Class A shares after year 8. This figure uses Class A expenses for years 9 and 10.
    (6) Class T shares convert to Class A shares after year 8 or on June 2, 1998, whichever is later. This figure uses Class A expenses for years 9 and 10.

8                               GROWTH FUNDS

HOW THE FUND HAS     The following chart shows the        The fund's performance is also      NORTHSTAR
PERFORMED            fund's financial performance by      reported in national newspapers     Special
 (Picture of money)  share class. The 1995 and 1996 fig-  under these trading symbols:        Fund
                     ures have been audited by Coopers    SPECLA, SPECLB, SPECLC or
                     & Lybrand L.L.P., independent        SPECLT.
                     accountants. Audited by other inde-
                     pendent accountants prior to 1995.


                                             CLASS A                           CLASS B                                  CLASS C
YEAR ENDED DECEMBER 31,                 1996  1995(1)                     1996  1995(1)                            1996  1995(1)
OPERATING PERFORMANCE
 Net asset value at the
   beginning of the period   $        20.92    19.56                    20.84    19.56                        20.84       19.56
 Net investment (loss)       $        (0.04)   (0.09)                   (0.12)   (0.12)                       (0.13)      (0.15)
 Net realized and
   unrealized gain on
   investments               $         3.84     2.48                     3.74     2.43                         3.75        2.46
 T otal fr om investment
   operations                $         3.80     2.39                     3.62     2.31                         3.62        2.31
 Dividends from net
   realized gain on
   investments sold          $            -    (1.03)                       -    (1.03)                           -       (1.03)
 T otal distributions        $            -    (1.03)                       -    (1.03)                           -       (1.03)
 Net asset value at the
   end of the period         $        24.72    20.92                    24.46    20.84                        24.46       20.84
 T OTAL INVESTMENT
   RETURN(2)                 %        18.16    12.20                    17.37    11.79                        17.37       11.79
RATIOS AND SUPPLEMENTAL
  DATA
 Net assets at the end of
   the period ($000s)        $       65,660    2,335                  126,859    1,491                       37,342          62
 Ratio of expenses to
   average net assets        %         1.46   1.50(3)                    2.17   2.20(3)                        2.20     2.20 (3)
 Ratio of expense
   reimbursement to average
   net assets                %         0.01        -                     0.01   0.01(3)                        0.01     0.03 (3)
 Ratio of net investment
   income (loss) to average
   net assets                %        (0.30)   (0.91)(3)                (1.01)   (1.64)(3)                    (1.03)  (1.60) (3)
 Average commissions per
   share                     $       0.0392        -                   0.0392        -                       0.0392           -
 Portfolio turnover rate     %          140       71                      140       71                          140          71


CLASS T
Y EAR ENDED DECEMBER 31,               1996     1995    1994    1993     1992     1991         1990    1989    1988        1987
OPERATING PERFORMANCE
 Net asset value at the
   beginning of the period   $        20.84    19.64   20.79   17.40    15.74    10.64        11.67    9.55    7.90        8.92
 Net investment (loss)       $        (0.21)   (0.34)  (0.25)  (0.32)   (0.33)   (0.21)       (0.20)  (0.06)  (0.13)      (0.14)
 Net r ealized and
   unrealized gain (loss) on
   investments               $         3.85     2.57   (0.76)   3.83     2.61     6.24        (0.83)   2.18    1.78       (0.88)
 T otal fr om investment
   operations                $         3.64     2.23   (1.01)   3.51     2.28     6.03        (1.03)   2.12    1.65       (1.02)
 Dividends from net
   realized gain on
   investments sold          $            -    (1.03)  (0.14)  (0.12)   (0.62)   (0.93)           -       -       -           -
 T otal distributions        $            -    (1.03)  (0.14)  (0.12)   (0.62)   (0.93)           -       -       -           -
 Net asset value at the
   end of the period         $        24.48    20.84   19.64   20.79    17.40    15.74        10.64   11.67    9.55        7.90
 T OTAL INVESTMENT
   RETURN(2)                 %        17.47    11.34   (4.86)  20.16    14.54    57.27        (8.83)  22.20   20.89      (11.43)
RATIOS AND SUPPLEMENTAL
  DATA
 Net assets at the end of
   the period ($000s)        $       35,670   33,557  38,848  28,838   11,336    5,480        3,024   3,958   3,330       3,078
 Ratio of expenses to
   average net assets        %         2.07     2.16    2.16    2.34     2.84     2.95         2.95    2.95    2.96        2.94
 Ratio of expense
   reimbursement to average
   net assets                %         0.04        -       -       -        -     0.74         2.03    1.94    3.05        1.58
 Ratio of net investment
   income (loss) to average
   net assets                %        (0.89)   (1.50)  (1.25)  (1.66)   (2.12)   (1.57)       (0.97)  (0.44)  (1.06)      (1.22)
 Average commissions per
   share                     $       0.0392        -       -       -        -        -            -       -       -           -
 Portfolio turnover rate     %          140       71      39      35       40       85           72      85      40          57

(1) Share classes A, B & C commenced
    operations on June 5, 1995.

(2) Assumes dividends have been
    reinvested and does not reflect
    the effect of sales charges.
    Unaudited prior to 1992.

(3) Annualized.

(Picture of a telephone) If you have any questions, please call 1-800-595-7827
                                                        GROWTH FUNDS        9

NORTHSTAR
INCOME
AND GROWTH
FUND
REGISTRANT
Northstar Trust
PORTFOLIO MANAGERS
Geoffrey Wadsworth, Jack Fisher
OBJECTIVE
This fund seeks          (Picture of a bulls eye and arrow)
current income
balanced with capital
appreciation primarily
by investing in dividend
paying equity securities,
convertible securities,
and investment grade
debt securities.

INVESTMENT
STRATEGY
This fund invests in a mix of equity   (Picture of a clock)
and investment grade debt securi-
ties designed to provide both cur-
rent income and long-term growth
of capital.
HOLDINGS
Under normal mar-                    (Picture of a safe)
ket conditions, the fund invests at
least 65% of its total assets in
income-producing securities. It
generally holds no more than 30%
of its assets in convertible securi-
ties. It may invest up to 20% of its
net assets in foreign issuers, but
only 10% can be in securities that
are not listed on a U.S. securities
exchange. It may also invest in
other higher-risk securities and
engage in other investment
practices. These are described on
page 36.
RISKS
All income and                  (Picture of a scale)
growth funds are affected by
changes in interest rates. This
fund is also subject to the risks
associated with investing in for-
eign securities. Please refer to
the section beginning on page 36,
The risks of investing in mutual
funds.

WHAT YOU PAY
TO INVEST             (Picture of a coin)
There are two
types of fees and
expenses when you
invest in mutual funds:
fees, including sales
charges, you pay dir
when you buy or sell
shares, and operating
by the fund.

FEES YOU PAY DIRECTLY
                                                CLASS A    CLASS B   CLASS C
Maximum sales charge on your initial
 investment (as a % of offering price)   %        4.75         none          none
Maximum deferred sales charge            %     none (1)     5.00 (2)      1.00 (2)

OPERATING EXPENSES PAID EACH YEAR BY THE FUND
(as a % of average net assets)
                                   CLASS A  CLASS B  CLASS C
Management fee (3)               %    0.75    0.75    0.75
12b-1 fee(4)                     %    0.30    1.00    1.00
Other expenses                   %    0.47    0.51    0.45
TOTAL FUND OPERATING EXPENSES    %    1.52    2.26    2.20

EXAMPLE
Here's an example of what you would pay in expenses if you invested $1,000, reinvested all your dividends, the fund earned an average annual return of 5%, and annual operating expenses remained at the current level. Keep in mind that this is only an example-actual expenses and performance may vary.

                  YEAR 1  YEAR 3  YEAR 5  YEAR 10
Class A
with redemptions    $ 62     93    126       220
Class B
with redemptions    $ 74    103    144     241(5)
without redemptions $ 23     71    121     241(5)
Class C
with redemptions    $ 33     71    121       260
without redemptions $ 23     71    121       260

    (1) Except for purchases of $1 million or more, when you sell any of the shares within 18 months of when you bought them. Please see page 27 for details.
    (2) This charge decreases over time. Please see page 27 for details.
    (3) This is the maximum management fee. The actual fee charged reduces with asset size: 0.75% on the first $250 million, 0.70% on the next $250 million, 0.65% on the next $250 million, 0.60% on the next $250 million and 0.55% on assets over $1 billion.
    (4) Because of the 12b-1 fee, long-term shareholders may pay more than the maximum permitted front-end sales charge.
    (5) Class B shares convert to Class A shares after year 8. This figure uses Class A expenses for years 9 and 10.

10           INCOME AND GROWTH FUNDS

HOW THE FUND HAS   The following chart shows the     The fund's performance is also
PERFORMED          fund's financial performance by   reported in national newspapers     NORTHSTAR
(Picture of money) share class. These figures have   under these trading symbols:        INCOME
                   been audited by Coopers &         INCGRA, INCGRB or INCGRC.           AND GROWTH
                   Lybrand L.L.P., independent       AND GROWTH                          FUND
                   accountants.


                                                                    CLASS A                   CLASS B                   CLASS C
YEAR ENDED OCTOBER 31,                                   1996   1995   1994 (1)    1996   1995   1994 (1)   1996    1995   1994 (1)
OPERATING PERFORMANCE
Net asset value at the beginning of the period         $ 10.86  10.00    10.00     10.84   9.99   10.64    10.83   9.99    10.37
Net investment income                                  $ 0.32    0.35     0.30      0.24   0.27    0.20     0.24   0.27     0.20
Net realized and unrealized gain (loss) on investments $ 1.29    0.84    (0.05)     1.28   0.85   (0.65)    1.28   0.85    (0.38)
Total from investment operations                       $ 1.61    1.19     0.25      1.52   1.12   (0.45)    1.52   1.12    (0.18)
Dividends from net investment income                   $(0.31)  (0.33)   (0.25)    (0.23) (0.27)  (0.20)   (0.23) (0.28)   (0.20)
Total distributions                                    $(0.31)  (0.33)   (0.25)    (0.23) (0.27)  (0.20)   (0.23) (0.28)   (0.20)
Net asset value at the end of the period               $12.16   10.86    10.00     12.13  10.84    9.99    12.12  10.83     9.99
TOTAL INVESTMENT RETURN (2)                            %14.48   13.19     2.48     13.60  12.31   (4.20)   13.68  12.33    (1.75)

RATIOS AND SUPPLEMENTAL DATA
Net assets at the end of the period ($000s)           $85,250  76,031   72,223    71,123 60,347  37,767   60,458 53,661    4,823
Ratio of expenses to average net assets               %  1.52    1.51     1.50(3)   2.26   2.23    2.20(3)  2.20   2.22     2.20(3)
Ratio of expense reimbursement to average net assets  %     -       -     0.06(3)      -      -    0.16(3)     -      -     0.47(3)
Ratio of net investment income to average net assets  %  2.78    3.39     3.73(3)   2.04   2.66    3.00(3)  2.10   2.67     2.87(3)
Average commissions per share                         $0.0600       -        -    0.0600      -       -   0.0600      -        -
Portfolio turnover rate                               %   147      91       26       147     91      26      147      91      26


(1) Class A commenced operations on
    November 8, 1993. Class B com-
    menced operations on February 9,
    1994. Class C commenced opera-
    tions on March 31, 1994.

(2) Assumes dividends have been rein
    vested and does not reflect the
    effect of sales charges.
(3) Annualized.

(Picture of a telephone) If you have any questions, please call 1-800-595-7827
                                               INCOME AND GROWTH FUNDS      11

NORTHSTAR
BALANCE SHEET
OPPORTUNITIES
FUND
REGISTRANT
Northstar Balance Sheet
Opportunities Fund
PORTFOLIO MANAGERS
Thomas Ole Dial, Peter Bakst
OBJECTIVE
This fund seeks      (Picture of a bulls eye and arrow)
income, with a
secondary objective of
capital appreciation,
primarily by investing in
domestic debt and
equity securities.

INVESTMENT
STRATEGY
The portfolio managers review var-   (Picture of a clock)
ious factors relating to a potential
issuer, especially its financial
statements, to determine which
type of security-debt or equity-
offers the best potential for a high
current income combined with the
potential for capital growth.
HOLDINGS
Under normal mar-            (Picture of a safe)
ket conditions, the fund invests at
least 65% of its assets in income-
producing securities. It may hold
up to 50% of its assets in debt
securities rated as low as B by
Moody's or S&P (junk bonds).
Equity securities include common
stocks, preferred stocks, convert-
ible securities and warrants and
other stock purchase rights.
Income producing securities have
varying maturities and pay fixed,
floating or adjustable interest
rates. The fund may also hold pay-
in-kind securities and discount
obligations, including zero coupon
securities. The fund may invest up
to 20% of its net assets in foreign
issuers, but only 10% of its net
assets can be in securities that are
not listed on a U.S. securities
exchange. It may also invest in
other higher-risk securities and
engage in other investment
practices. These are described on
page 36.
RISKS
All income and                (Picture of a scale)
growth funds are affected by
changes in interest rates. This
fund is also subject to the risks
associated with investing in junk
bonds and foreign securities.
Please refer to the section begin-
ning on page 36, The risks of
investing in mutual funds.

WHAT YOU PAY
TO INVEST
There are two         (Picture of a coin)
types of fees and
expenses when you
invest in mutual funds:
fees, including sales
charges, you pay directly
when you buy or sell
shares, and operating
expenses paid each year
by the fund.

FEES YOU PAY DIRECTLY
                                            CLASS A         CLASS B    CLASS C     CLASS T
Maximum sales charge on your initial
investment (as a % of offering price)   %        4.75         none         none        none
Maximum deferred sales charge           %     none (1)     5.00 (2)     1.00 (2)     4.00(3)

OPERATING EXPENSES PAID EACH YEAR BY THE FUND
(as a % of average net assets)
                                CLASS A  CLASS B  CLASS C  CLASS T
Management fee                   %    0.65    0.65    0.65    0.65
12b-1 fee(3)                     %    0.30    1.00    1.00    0.75
Other expenses(4)                %    0.45    0.45    0.45    0.29
TOTAL FUND OPERATING EXPENSES
AFTER REIMBURSEMENT              %    1.40    2.10    2.10    1.69

EXAMPLE
Here's an example of what you would pay in expenses if you invested $1,000, reinvested all your dividends, the fund earned an average annual return of 5%, and annual operating expenses remained at the current level. Keep in mind that this is only an example-actual expenses and performance may vary.

                  YEAR 1  YEAR 3 YEAR 5  YEAR 10
Class A
with redemptions    $ 61     90    120       207
Class B
with redemptions    $ 73     98    136     225(5)
without redemptions $ 21     66    113     225(5)
Class C
with r edemptions   $ 32     66    113       243
without redemptions $ 21     66    113       243
Class T
with redemptions    $ 59     75     92     192(6)
without redemptions $ 17     53     92     192(6)

    (1) Except for purchases of $1 million or more, when you sell any of the shares within 18 months of when you bought them. Please see page 27 for details.
    (2) This charge decreases over time. Please see page 27 for details.
    (3) Because of the 12b-1 fee, long-term shareholders may pay more than the maximum permitted front-end sales charge.
    (4) These figures are after the adviser reimbursed its expenses. Before reimbursement, other expenses would have been 0.54% for Class A, 0.52% for Class B, 0.55% for Class C and 0.35% for Class T. Total fund operating expenses would have been 1.49% for Class A, 2.17% for Class B, 2.20% for Class C and 1.75% for Class T.

    (5) Class B shares convert to Class A shares after year 8. This figure uses Class A expenses for years 9 and 10.
    (6) Class T shares convert to Class A shares after year 8 or on June 2, 1998, whichever is later. This figure uses Class A expenses for years 9 and 10.


12                    INCOME AND GROWTH FUNDS

HOW THE FUND HAS     The following chart shows the       other independent accountants      NORTHSTAR
PERFORMED            fund's financial performance        by  prior to 1995.                 Balances Sheet
 (Picture of Money)  share class. The 1995 and 1996                                         Opportunities
                     figures have been audited by        The fund's performance is also     Fund
                     Coopers & Lybrand L.L.P., indepen-  reported in national newspapers
                     dent accountants. Audited by        under this trading symbol: BASHOPT

                                                         Class A             Class B                Class C
Year ended December 31,                              1996   1995(1)      1996   1995(1)       1996     1995(1)
OPERATING PERFORMANCE
 Net asset value at the beginning of the period    $ 12.53  12.77        12.51   12.77          12.52   12.77
 Net investment income                             $  0.56   0.43         0.50    0.35           0.49    0.38
 Net realized and unrealized gain on
   investments                                     $ 0.74    1.06         0.71    1.09           0.70    1.07
 T otal fr om investment operations                $ 1.30    1.49         1.21    1.44           1.19    1.45
 Dividends from net investment income              $(0.57)  (0.48)       (0.50)  (0.45)         (0.48)  (0.45)
 Dividends from net realized gain on
   investments sold                                $(1.48)  (1.25)       (1.48)  (1.25)         (1.48)  (1.25)
 T otal distributions                              $(2.05)  (1.73)       (1.98)  (1.70)         (1.96)  (1.70)
 Net asset value at the end of the period          $ 11.78  12.53        11.74   12.51          11.75   12.52
 T OTAL INVESTMENT RETURN (2)                      % 10.54  11.95         9.76   11.56           9.72   11.49
RATIOS AND SUPPLEMENTAL DATA
 Net assets at the end of the period ($000s)       $ 1,100    797        3,765   1,759            372     231
 Ratio of expenses to average net assets           %  1.40   1.27(3)      2.10    1.95(3)        2.10    1.91
 Ratio of expense reimbursement to average net
   assets                                          %  0.09      -         0.07       -           0.10       -
 Ratio of net investment income to average net
   assets                                          %  4.30   4.99(3)      3.64    4.38(3)        3.61    4.49
 Average commissions per share                     $0.0690      -       0.0690       -         0.0690       -
 Portfolio turnover rate                           %   107    131          107     131            107     131

CLASS T
YEAR ENDED DECEMBER 31,                              1996    1995    1994    1993    1992     1991     1990    1989    1988    1987
OPERATING PERFORMANCE
 Net asset value at the beginning of the period    $ 12.54  11.54   12.94   12.05   11.66    10.13    10.71    9.71    9.11   10.39
 Net investment income                             $  0.53   0.57    0.57    0.49    0.55     0.57     0.61    0.68    0.62    0.56
 Net realized and unrealized gain (loss) on
   investments                                     $  0.73   2.27   (1.25)   1.20    0.36     1.53    (0.54)   1.00    0.58   (1.04)
 Total from investment operations                  $  1.26   2.84   (0.68)   1.69    0.91     2.10     0.07    1.68    1.20   (0.48)
 Dividends from net investment income              $ (0.53) (0.59)  (0.54)  (0.49)  (0.52)   (0.57)   (0.63)  (0.68)  (0.60)  (0.57)
 Dividends from net realized gain on
   investments sold                                $ (1.48) (1.25)  (0.16)  (0.31)      -        -        -       -       -   (0.22)
 Distributions from capital                        $     -      -   (0.02)      -       -        -    (0.02)      -       -   (0.01)
 Total distributions                               $ (2.10) (1.84)  (0.72)  (0.80)  (0.52)   (0.57)   (0.65)  (0.68)  (0.60)  (0.80)
 Net asset value at the end of the period          $ 11.79  12.54   11.54   12.94   12.05    11.66    10.13   10.71    9.71    9.11
 TOTAL INVESTMENT RETURN (2)                       % 10.18  25.11   (5.33)  14.08    8.06    21.17     0.78   17.70   13.39   (5.35)
RATIOS AND SUPPLEMENTAL DATA
 Net assets at the end of the period ($000s)       $59,490 72,472  73,764  80,841  56,823   49,367   44,750  58,006  57,425  58,772
 Ratio of expenses to average net assets           %  1.69   1.68    1.69    1.77    2.02     2.06     2.10    2.04    2.10    1.98
 Ratio of expense reimbursement to average net
   assets                                          %  0.06      -       -       -       -        -        -       -       -       -
 Ratio of net investment income to average net
   assets                                          %  3.99   4.44    4.36    3.99    4.73     5.21     5.73    6.38    6.30    5.70
 Average commissions per share                     $0.0690      -       -       -       -        -        -       -       -       -
 Portfolio turnover rate                           %   107    131      59      38      59       77       57      56      25      46

(1) Share classes A, B & C commenced
    operations on June 5, 1995.

(2) Assumes dividends have been rein-
    vested and does not reflect the
    effect of sales charges. Unaudited
    prior to 1992.

(3) Annualized.
(Picture of a telephone)  If you have any questions, please call 1-800-595-7827
                                             INCOME AND GROWTH FUNDS       13

NORTHSTAR
HIGH TOTAL
RETURN
FUND
REGISTRANT
Northstar Trust
PORTFOLIO MANAGER
Thomas Ole Dial
OBJECTIVE           (Picture of a bulls eye and arrow)
This fund seeks
high income and
capital appreciation.
INVESTMENT
STRATEGY               (Picture of a clock)
The fund invests primarily in high-
er-yielding, lower-rated bonds
(junk bonds) to achieve high cur-
rent income with the potential for
capital growth.
HOLDINGS
Under normal mar-     (Picture of a safe)
ket conditions, the fund invests at
least 65% of its total assets in
higher-yielding, lower-rated U.S.
dollar-denominated debt securities
of U.S. and foreign issuers. It may
also invest up to 35% of its total
assets in securities denominated in
foreign currencies. No more than
50% of its assets can be in securi-
ties of foreign issuers, including
35% in emerging market debt.
Most of the debt securities the
fund invests in are lower rated and
considered speculative, including
bonds in the lowest rating cate-
gories and unrated bonds. It can
invest up to 10%, and can hold up
to 25% of its assets in securities
rated below Caa by Moody's or
CCC by S&P. It also holds debt
securities that pay fixed, floating or
adjustable interest rates and may
hold pay-in-kind securities and dis-
count obligations, including zero
coupon securities. The fund may
also hold common stock, preferred
stock, convertible securities and
rights and warrants attached to
debt instruments. It may also
invest in other higher-risk securi-
ties and engage in other invest-
ment practices. These are
described on page 36.
RISKS              (Picture of a scale)
All income funds
are affected by changes in interest
rates. This fund is also subject to
the risks associated with investing
in lower rated bonds that are
speculative in nature and foreign
securities. Please refer to the sec-
tion beginning on page 36, The
risks of investing in mutual funds.
WHAT YOU PAY
TO INVEST             (Picture of a coin)
There are two
types of fees and
expenses when you
invest in mutual funds:
fees, including sales
charges, you pay directly
when you buy or sell
shares, and operating
expenses paid each year
by the fund.

FEES YOU PAY DIRECTLY
                                                 CLASS A    CLASS B   CLASS C
Maximum sales charge on your initial
 investment (as a % of offering price)   %        4.75         none          none
Maximum deferred sales charge            %     none (1)     5.00 (2)      1.00 (2)


OPERATING EXPENSES PAID EACH YEAR BY THE FUND
(as a % of average net assets)
                                  CLASS A    CLASS B   CLASS C
Management fee(3)                %    0.75    0.75    0.75
12b-1 fee(4)                     %    0.30    1.00    1.00
Other expenses                   %    0.47    0.48    0.48
TOTAL FUND OPERATING EXPENSES    %    1.52    2.23    2.23

EXAMPLE
Here's an example of what you would pay in expenses if you invested $1,000, reinvested all your dividends, the fund earned an average annual return of 5%, and annual operating expenses remained at the current level. Keep in mind that this is only an example-actual expenses and performance may vary.

                 YEAR 1   YEAR 3  YEAR 5  YEAR 10
Class A
with redemptions    $ 62     93    126       220
Class B
with redemptions    $ 74    102    142     238(5)
without redemptions $ 23     70    119     238(5)
Class C
with redemptions    $ 33     70    119       256
without redemptions $ 23     70    119       256

    (1) Except for purchases of $1 million or more, when you sell any of the shares within 18 months of when you bought them. Please see page 27 for details.
    (2) This charge decreases over time. Please see page 27 for details.
    (3) This is the maximum management fee. The actual fee charged reduces with asset size: 0.75% on the first $250 million, 0.70% on the next $250 million, 0.65% on the next $250 million, 0.60% on the next $250 million and 0.55% on assets over $1 billion.
    (4) Because of the 12b-1 fee, long-term shareholders may pay more than the maximum permitted front-end sales charge.
    (5) Class B shares convert to Class A shares after year 8. This figure uses Class A expenses for years 9 and 10.

14                     INCOME FUNDS

HOW THE FUND HAS    The following chart shows the    The fund's performance is also     NORTHSTAR
PERFORMED           fund's financial performance by  reported in national newspapers    High Total
 (Picture of Money) share class. These figures have  under these trading symbols:       Return
                    been audited by Coopers &        HITRA, HITRB or HITRC.             Fund
                    Lybrand L.L.P., independent
                    accountants.


                                                                 CLASS A                    CLASS B                      CLASS C
YEAR ENDED OCTOBER 31,                            1996     1995     1994(1)   1996     1995    1994(1)    1996     1995     1994(1)
OPERATING PERFORMANCE
Net asset value at the beginning of the period  $   4.48    4.41     5.00      4.47     4.41    5.20      4.49     4.41      5.06
Net investment income                           $   0.46    0.48     0.41      0.43     0.45    0.33      0.43     0.44      0.26
Net realized and unrealized gain on investments $   0.32    0.07    (0.60)     0.32     0.06   (0.80)     0.32     0.09     (0.65)
Total from investment operations                $   0.78    0.55    (0.19)     0.75     0.51   (0.47)     0.75     0.53     (0.39)
Dividends from net investment income            $  (0.48)  (0.48)   (0.40)    (0.45)   (0.45)  (0.32)    (0.45)   (0.45)    (0.26)
Total distributions                             $  (0.48)  (0.48)   (0.40)    (0.45)   (0.45)  (0.32)    (0.45)   (0.45)    (0.26)
Net asset value at the end of the period        $   4.78    4.48     4.41      4.77     4.47    4.41      4.79     4.49      4.41
TOTAL INVESTMENT RETURN (2)                     %  18.14   13.02    (4.11)    17.08    11.97   (9.30)    17.28    12.44     (7.21)
RATIOS AND SUPPLEMENTAL DATA
Net assets at the end of the period ($000s)     $167,698  88,552   50,797   346,919   96,362  25,880    54,382   11,011     2,330
Ratio of expenses to average net assets         %   1.52    1.55     1.50(3)   2.23     2.25    2.20(3)   2.23     2.27      2.20(3)
Ratio of expense reimbursement to average
  net assets                                    %      -       -     0.11(3)      -        -    0.20(3)      -        -      0.99(3)
Ratio of net investment income to average
  net assets                                    %   9.86   10.90    10.09(3)   9.14    10.20    9.72(3)   9.14    10.18      9.46(3)
Portfolio turnover rate                         %    158     145      163       158      145     163       158      145       163


(1) Class A commenced operations on
    November 8, 1993. Class B com-
    menced operations on February 9,
    1994. Class C commenced opera-
    tions on March 31, 1994.
(2) Assumes dividends have been rein-
    vested and does not reflect the
    effect of sales charges.
(3) Annualized.

If you are a new investor with Northstar, please note that you can only invest in this fund until April 29, 1997. Starting April 30, 1997, only investors who already own shares of the Northstar High Total Return Fund will be able to buy, sell or exchange shares of the fund.
The trustees of the fund have elected to close the fund to new investors to prevent the fund's performance from being adversly affected by a large influx of assets, and to protect the interests of existing fund shareholders.

(Picture of a telephone) If you have any questions, please call 1-800-595-7827
                                                            INCOME FUNDS    15

NORTHSTAR
HIGH YIELD
FUND
REGISTRANT
Northstar High Yield Fund
PORTFOLIO MANAGERS
Peter Bakst, Jeffrey Aurigemma
OBJECTIVE          (Picture of a bulls eye and arrow)
This fund seeks
high current income by
investing primarily in long-
term and intermediate-term
fixed income securities,
with emphasis on high
yield corporate debt
instruments of domestic
and foreign issuers.
INVESTMENT
STRATEGY           (Picture of a clock)
The fund invests mostly in high-
yield bonds (junk bonds) to acheive
high current income.
HOLDINGS
Under normal mar-    (Picture of a safe)
ket conditions, this fund invests at
least 65% of its total assets in
high yield or junk bonds rated
below investment grade. It can
hold up to 100% of its assets in
debt securities rated as low as Ca
by Moody's or CC by S&P or in
securities that aren't rated but
Northstar considers to be of equiv-
alent quality, and up to 1% of its
assets in bonds in the lowest rat-
ing categories. It may invest up to
35% of its net assets in foreign
issuers, but only 10% can be in
securities that are not listed on a
U.S. securities exchange. The fund
may also hold up to 25% of its
assets in preferred stocks, convert-
ible securities and rights and war-
rants associated with debt
instruments. It may also invest in
other higher-risk securities and
engage in other investment prac-
tices. These are described on
page 36.
RISKS
All income funds         (Picture of a scale)
are affected by changes in interest
rates. This fund is also subject to
the risks associated with investing
in lower rated bonds that are
speculative in nature, and foreign
securities. Please refer to the sec-
tion beginning on page 36, The
risks of investing in mutual funds.
WHAT YOU PAY
TO INVEST         (Picture of a coin)
There are two
types of fees and
expenses when you
invest in mutual funds:
fees, including sales
charges, you pay directly
when you buy or sell
shares, and operating
expenses paid each year
by the fund.

FEES YOU PAY DIRECTLY
                                              CLASS A      CLASS B      CLASS C    CLASS T
Maximum sales charge on your initial
investment (as a % of offering price)   %        4.75         none         none        none
Maximum deferred sales charge           %     none (1)     5.00 (2)     1.00 (2)     4.00(2)

OPERATING EXPENSES PAID EACH YEAR BY THE FUND
(as a % of average net assets)
                                    CLASS A  CLASS B  CLASS C  CLASS T
Management fee                   %    0.45    0.45    0.45       0.45
12b-1 fee(3)                     %    0.30    1.00    1.00     0.65(4)
Other expenses                   %    0.36    0.36    0.37       0.21
TOTAL FUND OPERATING EXPENSES    %    1.11    1.81    1.82       1.31

EXAMPLE
Here's an example of what you would pay in expenses if you invested $1,000, reinvested all your dividends, the fund earned an average annual return of 5%, and annual operating expenses remained at the current level. Keep in mind that this is only an example-actual expenses and performance may vary.

                  YEAR 1  YEAR 3   YEAR 5  YEAR 10
Class A
with redemptions    $ 58     81    106       176
Class B
with redemptions    $ 70     90    121     194(5)
without redemptions $ 18     57     98     194(5)
Class C
with redemptions    $ 29     57     99       214
without redemptions $ 18     57     99       214
Class T
with redemptions    $ 55     64     72     152(6)
without redemptions $ 13     42     72     152(6)

    (1) Except for purchases of $1 million or more, when you sell any of the shares within 18 months of when you bought them. Please see page 27 for details.
    (2) This charge decreases over time. Please see page 27 for details.
    (3) Because of the 12b-1 fee, long-term shareholders may pay more than the maximum permitted front-end sales charge.
    (4) May be increased up to 0.95%.
    (5) Class B shares convert to Class A shares after year 8. This figure uses Class A expenses for years 9 and 10.
    (6) Class T shares convert to Class A shares after year 8 or on June 2, 1998, whichever is later. This figure uses Class A expenses for years 9 and 10.

16                  INCOME FUNDS

HOW THE FUND HAS    The following chart shows the       other independent accountants          NORTHSTAR
PERFORMED           fund's financial performance by     prior to 1995.                         High Yield
 (Picture of money) share class. The 1995 and 1996                                             Fund
                    figures have been audited by        The fund's performance is also
                    Coopers & Lybrand L.L.P., indepen-  reported in national newspapers FUND dent accountants. Audited by  under these trading symbols:
                                                        HIYLDB or HIYLDT.


                                                              CLASS A              CLASS B             CLASS C
YEAR ENDED DECEMBER 31,                                   1996   1995(1)      1996   1995(1)      1996   1995(1)
OPERATING PERFORMANCE
Net asset value at the beginning of the period          $  8.56   8.68        8.57    8.68        8.57    8.68
Net investment income                                   $  0.76   0.48        0.71    0.44        0.72    0.44
Net realized and unrealized gain (loss) on investments  $  0.44  (0.10)       0.43   (0.09)       0.42   (0.09)
Total from investment operations                        $  1.20   0.38        1.14    0.35        1.14    0.35
Dividends from net investment income                    $ (0.75) (0.50)      (0.69)  (0.46)      (0.69)  (0.46)
Distributions from capital                              $ (0.07)     -       (0.07)      -       (0.07)      -
Total distributions                                     $ (0.82) (0.50)      (0.76)  (0.46)      (0.76)  (0.46)
Net asset value at the end of the period                $  8.94   8.56        8.95    8.57        8.95    8.57
TOTAL INVESTMENT RETURN(2)                              % 14.74   4.48       13.94    4.17       13.93    4.17
RATIOS AND SUPPLEMENTAL DATA
Net assets at the end of the period ($000s)             $13,146  7,466      79,199  29,063      14,275   3,410
Ratio of expenses to average net assets                 %  1.11   1.02(3)     1.81    1.71(3)     1.82    1.72(3)
Ratio of expense reimbursement to average net assets    %     -      -           -       -           -       -
Ratio of net investment income to average net assets    %  8.60   9.83(3)     7.88    9.18(3)     7.85    9.29(3)
Average commissions per share                           $0.0777      -      0.0777       -      0.0777       -
Portfolio turnover rate                                 %  128     103         128     103         128     103


CLASS T
YEAR ENDED DECEMBER 31,                                1996     1995    1994    1993    1992    1991    1990    1989(4)
OPERATING PERFORMANCE
Net asset value at the beginning of the period       $   8.56    8.29    9.31    9.09    7.94    6.27    8.55    10.00
Net investment income                                $   0.73    0.84    0.81    0.85    0.92    1.08    1.12     0.60
Net realized and unrealized gain (loss)
  on investments                                     $   0.45    0.26   (0.99)   0.80    1.19    1.67   (2.30)   (1.45)
Total from investment operations                     $   1.18    1.10   (0.18)   1.65    2.11    2.75   (1.18)   (0.85)
Dividends from net investment income                 $  (0.73)  (0.83)  (0.83)  (0.83)  (0.94)  (1.08)  (1.10)   (0.60)
Dividends from net realized gain                     $      -       -   (0.01)  (0.60)  (0.02)      -       -        -
Distributions from capital                           $  (0.07)      -       -       -       -       -       -        -
Total distributions                                  $  (0.80)  (0.83)  (0.84)  (1.43)  (0.96)  (1.08)  (1.10)   (0.60)
Net asset value at the end of the period             $   8.94    8.56    8.29    9.31    9.09    7.94    6.27     8.55
TOTAL INVESTMENT RETURN(2)                           %  14.49   13.71   (2.18)  18.89   27.57   46.49  (14.59)   (8.81)
RATIOS AND SUPPLEMENTAL DATA
Net assets at the end of the period ($000s)          $124,431 139,711 136,426 125,095  64,063  25,651  11,342   11,045
Ratio of expenses to average net assets              %   1.31    1.33    1.34    1.40    1.50    1.50    1.44     1.35(3)
Ratio of expense reimbursement to average net assets %      -       -       -       -    0.05    0.46    0.81     1.30(3)
Ratio of net investment income (loss) to average
  net assets                                         %   8.43    9.69    9.08    8.84   10.30   14.84   15.15    11.44(3)
Average commissions per share                        $ 0.0777       -       -       -       -       -       -        -
Portfolio turnover rate                              %    128     103      86     176     122      57     156       40


(1) Classes A, B & C commenced
    operations on June 5, 1995.


(2) Assumes dividends have been rein-
    vested and does not reflect the
    effect of sales charges.

(3) Annualized.
(4) Class T commenced operations on
    May 30, 1989.

(Picture of a telephone)   If you have any questions, please call 1-800-595-7827
                                                           INCOME FUNDS     17

NORTHSTAR
STRATEGIC
INCOME
FUND
REGISTRANT
Northstar Strategic Income Fund
PORTFOLIO MANAGERS
Ryan Johanson, Michael Graves
OBJECTIVE
This fund seeks      (Picture of bulls eye and arrow)
high current income and
a net asset value with
limited volatility by allo-
cating substantially all of
its assets among (i) U.S.
Government Securities,
(ii) high yield securities,
including preferred
stocks, convertible secu-
rities, zero coupon and
pay-in-kind securities,
lower-rated foreign gov-
ernment securities, (iii)
investment grade corpo-
rate debt securities, and
(iv) investment grade securities
(or unrated securities that
Northstar determines to be of
equivalent quality) issued by
foreign governments or their
agencies or instrumentalities,
or supranational entities.
INVESTMENT
STRATEGY          (Picture of a clock)
The portfolio manager rotates the
allocation of assets between the
four sectors based on the econom-
ic outlook, to maximize current
income without assuming undue
risk. To control risk, the fund will
never allocate more than 60% of
its assets to a single sector.
HOLDINGS          (Picture of a safe)
In addition to the
securities listed above, the fund
holds debt securities rated as low
as Ca by Moody's or CC by S&P or
in securities that aren't rated but
Northstar considers to be of equiv-
alent quality (junk bonds). Up to
10% of the assets allocated to the
high yield sector can be in bonds
in the lowest rating categories (C
by Moody's and D by S&P) includ-
ing bonds in default. It may also
invest in other higher-risk securi-
ties and engage in other invest-
ment practices. These are
described on page 36.

RISKS         (Picture of a scale)
All income funds
are affected by changes in inter-
est rates. This fund is also subject
to the risks associated with
investing in junk bonds and for-
eign securities, but the fund also
attempts to limit these risks by
investing in less volatile securi-
ties. Please refer to the section
beginning on page 36, The risks
of investing in mutual funds.

WHAT YOU PAY
TO INVEST            (Picture of a coin)
There are two
types of fees and
expenses when you
invest in mutual funds:
fees, including sales
charges, you pay directly
when you buy or sell
shares, and operating
expenses paid each year
by the fund.

FEES YOU PAY DIRECTLY
                                           CLASS A        CLASS B       CLASS C    CLASS T
Maximum sales charge on your initial
investment (as a % of offering price)   %        4.75         none         none        none
Maximum deferred sales charge           %     none (1)     5.00 (2)     1.00 (2)     4.00(2)

OPERATING EXPENSES PAID EACH YEAR BY THE FUND
 (as a % of average net assets)
                                    CLASS A  CLASS B  CLASS C  CLASS T
Management fee                   %    0.65    0.65    0.65       0.65
12b-1 fee(3)                     %    0.30    1.00    1.00     0.95(4)
Other expenses(5)                %    0.45    0.45    0.45       0.30
TOTAL FUND OPERATING EXPENSES
AFTER REIMBURSEMENT              %    1.40    2.10    2.10       1.90

EXAMPLE
Here's an example of what you would pay in expenses if you invested $1,000, reinvested all your dividends, the fund earned an average annual return of 5%, and annual operating expenses remained at the current level. Keep in mind that this is only an example-actual expenses and performance may vary.

                   YEAR 1  YEAR 3 YEAR 5  YEAR 10
Class A
with redemptions    $ 61     90    120       207
Class B
with redemptions    $ 73     98    136     225(6)
without redemptions $ 21     66    113     225(6)
Class C
with redemptions    $ 32     66    113       243
without redemptions $ 21     66    113       243
Class T
with redemptions    $ 61     82    103     209(7)
without redemptions $ 19     60    103     209(7)

    (1) Except for purchases of $1 million or more, when you sell any of the shares within 18 months of when you bought them. Please see page 27 for details.
    (2) This charge decreases over time. Please see page 27 for details.
    (3) Because of the 12b-1 fee, long-term shareholders may pay more than the maximum permitted front-end sales charge.
    (4) May be increased up to 1.00%.
    (5) These figures are after the adviser reimbursed its expenses. Before reimbursement, other expenses would have been 0.50% for Class A, 0.54% for Class B, 0.56% for Class C and 0.39% for Class T. Total fund operating expenses would have been 1.45% for Class A, 2.19% for Class B, 2.21% for Class C and 1.99% for Class T.
    (6) Class B shares convert to Class A shares after year 8. This figure uses Class A expenses for years 9 and 10.
    (7) Class T shares convert to Class A shares after year 8 or on June 2, 1998, whichever is later.

18                       INCOME FUNDS

HOW THE FUND HAS    The following chart shows the       other independent accountants           NORTHSTAR
PERFORMED           fund's financial performance by     prior to 1995.                          Strategic
 (Picture of money) share class. The 1995 and 1996                                              Income
                    figures have been audited by        The fund's performance is also          Fund
                    Coopers & Lybrand L.L.P., indepen-  reported in national newspapers INCOME
                    dent accountants. Audited by        under these trading symbols:
                                                        STRINCA, STRINCB or STRINT.


                                                                 CLASS A             CLASS B                  CLASS C
YEAR ENDED DECEMBER 31,                                     1996    1995(1)         1996     1995(1)        1996    1995(1)
OPERATING PERFORMANCE
 Net asset value at the beginning of the period       $     12.40    12.24          12.39    12.24          12.38    12.24
 Net investment income                                $      0.93     0.63           0.85     0.55           0.85     0.55
 Net realized and unrealized gain on investments      $      0.35     0.13           0.36     0.15           0.35     0.14
 Total from investment operations                     $      1.28     0.76           1.21     0.70           1.20     0.69
 Dividends from net investment income                 $     (1.01)   (0.60)         (0.93)   (0.55)         (0.93)   (0.55)
 T otal distributions                                 $     (1.01)   (0.60)         (0.93)   (0.55)         (0.93)   (0.55)
 Net asset value at the end of the period             $     12.67    12.40          12.67    12.39          12.65    12.38
 TOTAL INVESTMENT RETURN(2)                           %     10.88     6.40          10.18     5.89          10.11     5.81
RATIOS AND SUPPLEMENTAL DATA
 Net assets at the end of the period ($000s)          $    17,293   21,790         30,733   22,143          4,222    2,172
 Ratio of expenses to average net assets              %      1.40     1.36(3)        2.10     2.06(3)       2.10     2.02(3)
 Ratio of expense reimbursement to average net assets %      0.05     0.07(3)        0.09     0.06(3)       0.11     0.06(3)
 Ratio of net investment income to average net assets %      7.55     7.03(3)        6.82     6.47(3)       6.79     6.48(3)
 Portfolio turnover rate                              %       130      153            130      153           130      153

CLASS T
YEAR ENDED DECEMBER 31,                                         1996        1995     1994 (4)
                                                          C>
OPERATING PERFORMANCE
 Net asset value at the beginning of the period           $     12.39      11.71      12.00
 Net investment income                                    $      0.88       0.98       0.51
 Net realized and unrealized gain (loss) on investments   $      0.35       0.66      (0.25)
 Total from investment operations                         $      1.23       1.64       0.26
 Dividends from net investment income                     $     (0.95)     (0.96)     (0.49)
 Dividends from net realized gain on investments sold     $         -          -      (0.05)
 Distributions from capital                               $         -          -      (0.01)
 Total distributions                                      $     (0.95)     (0.96)     (0.55)
 Net asset value at the end of the period                  $     12.67      12.39      11.71
 TOTAL INVESTMENT RETURN(2)                              %     10.39      14.54       2.14
RATIOS AND SUPPLEMENTAL DATA
 Net assets at the end of the period ($000s)              $    27,350     30,228     25,252
 Ratio of expenses to average net assets                  %      1.90       1.90       1.90(3)
 Ratio of expense reimbursement to average net assets     %      0.09       0.28       0.63(3)
 Ratio of net investment income to average net assets     %      7.07       6.86       7.92(3)
 Portfolio turnover rate                                  %       130        153        156


(1) Classes A, B & C commenced opera-
    tions on June 5, 1995.

(2) Assumes dividends have been rein-
    vested and does not reflect the
    effect of sales charges.

(3) Annualized.
(4) Class T commenced operations on
    July 1, 1994.

(Picture of a telephone)  If you have any questions, please call 1-800-595-7827
                                                            INCOME FUNDS     19

NORTHSTAR
GOVERNMENT
SECURITIES
FUND
REGISTRANT
Northstar Government
Securities Fund
PORTFOLIO MANAGER
Ryan Johanson
OBJECTIVE         (Picture of a bulls eye and arrow)
This fund seeks
high current income
and conservation of
principal by investing
primarily in debt
obligations issued or
guaranteed by the
U.S. Government or
its agencies and
instrumentalities.
INVESTMENT
STRATEGY        (Picture of a clock)
The portfolio manager selects
U.S. Government Securities of
various terms depending on inter-
est rates and market opportuni-
ties. This fund is managed so it
qualifies as an investment for fed-
eral credit unions and political
subdivisions of the State of
Michigan. Shareholders will be
notified 60 days before making
any change to this policy.

HOLDINGS       (Picture of a safe)
Under normal con-
ditions, the fund holds 65% of its
assets in securities supported by
the full faith and credit of the U.S.
Government. No more than 20%
of its assets may be in securities
issued by a single instrumentality
or agency not supported by the
full faith and credit of the U.S.
Government. It may also invest in
mortgage-backed, zero-coupon
and other higher-risk securities
and engage in other investment
practices. These are described on
page 36.
RISKS         (Picture of a scale)
All income funds
are affected by changes in interest
rates. Shares of this fund are not
insured or guaranteed by the
United States Government or its
agencies or instrumentalities, but
the fund's holdings are not sub-
ject to the credit risks associated
with corporate securities. Please
refer to the section beginning on
page 36, The risks of investing in
mutual funds.

WHAT YOU PAY
TO INVEST      (Picture of a coin)
There are two
types of fees and
expenses when you
invest in mutual funds:
fees, including sales
charges, you pay directly
when you buy or sell
shares, and operating
expenses paid each year
by the fund.

FEES YOU PAY DIRECTLY
                                            CLASS A       CLASS B      CLASS C    CLASS T
Maximum sales charge on your initial
investment (as a % of offering price)   %        4.75         none         none        none
Maximum deferred sales charge           %     none (1)     5.00 (2)     1.00 (2)     4.00(2)

OPERATING EXPENSES PAID EACH YEAR BY THE FUND
(as a % of average net assets)
                                    CLASS A  CLASS B  CLASS C  CLASS T
Management fee (3)               %    0.45    0.45    0.45       0.45
12b-1 fee(4)                     %    0.30    1.00    1.00     0.65(5)
Other expenses                   %    0.34    0.35    0.35       0.20
TOTAL FUND OPERATING EXPENSES    %    1.09    1.80    1.80       1.30

EXAMPLE
Here's an example of what you would pay in expenses if you invested $1,000, reinvested all your dividends, the fund earned an average annual return of 5%, and annual operating expenses remained at the current level. Keep in mind that this is only an example-actual expenses and performance may vary.

                  YEAR 1   YEAR 3  YEAR 5  YEAR 10
Class A
with redemptions    $ 58     81    105       174
Class B
with redemptions    $ 70     90    121     193(6)
without redemptions $ 18     57     97     193(6)
Class C
with redemptions    $ 29     57     97       212
without redemptions $ 18     57     97       212
Class T
with redemptions    $ 55     64     71     151(7)
without redemptions $ 13     41     71     151(7)

    (1) Except for purchases of $1 million or more, when you sell any of the shares within 18 months of when you bought them. Please see page 27 for details.
    (2) This charge decreases over time. Please see page 27 for details.
    (3) After management fee waiver of 0.20% effective January 1, 1989.
Without the waiver, the management fee would be 0.65% and total fund operating expenses would be 1.29% for Class A, 2.00% for Class B, 2.01% for Class C and 1.51% for Class T.
    (4) Because of the 12b-1 fee, long-term shareholders may pay more than the maximum permitted front-end sales charge.
    (5) May be increased up to 0.95%.
    (6) Class B shares convert to Class A shares after year 8. This figure uses Class A expenses for years 9 and 10.
    (7) Class T shares convert to Class A shares after year 8 or on June 2, 1998, whichever is later. This figure uses Class A expenses for years 9 and 10.

20        INCOME FUNDS

HOW THE FUND HAS    The following chart shows the      other independent accountants   NORTHSTAR
PERFORMED           fund's financial performance by    prior to 1995.                  Government
 (Picture of money) share class. The 1995 and 1996                                     Securities
                    figures have been audited by       The fund's performance is also  Fund
                    Coopers & Lybrand L.L.P., indepen- reported in national newspapers
                    dent accountants. Audited by       under this trading symbol: GOVTT.


                                                                    CLASS A             CLASS B                 CLASS C
YEAR ENDED DECEMBER 31,                                           1996   1995 (1)     1996   1995 (1)        1996   1995 (1)
OPERATING PERFORMANCE
 Net asset value at the beginning of the period              $    10.07      9.51      10.07     9.51        10.07      9.51
 Net investment income                                       $     0.63      0.34       0.57     0.30         0.58      0.30
 Net realized and unrealized gain (loss) on investments      $    (0.60)     0.59      (0.60)    0.59        (0.62)     0.59
 Total from investment operations                            $     0.03      0.93      (0.03)    0.89        (0.04)     0.89
 Dividends from net investment income                        $    (0.62)    (0.37)     (0.56)   (0.33)       (0.56)    (0.33)
 Total distributions                                         $    (0.62)    (0.37)     (0.56)   (0.33)       (0.56)    (0.33)
 Net asset value at the end of the period                    $     9.48     10.07       9.48    10.07         9.47     10.07
 TOTAL INVESTMENT RETURN(2)                                  %     0.57     10.04      (0.15)    9.61        (0.21)     9.61
RATIOS AND SUPPLEMENTAL DATA
 Net assets at the end of the period ($000s)                   $ 14,185     3,235       9,135   2,790        1,147         8
 Ratio of expenses to average net assets                       %   1.09      1.02 (3)    1.80    1.70   (3)   1.80      1.68 (3)
 Ratio of expense reimbursement and waiver to average net
   assets                                                      %   0.20      0.20 (3)    0.20    0.20   (3)   0.21      0.20 (3)
 Ratio of net investment income to average net assets          %   6.85      6.01 (3)    6.05    5.20   (3)   6.22      5.28 (3)
 Portfolio turnover rate                                       %    101       295         101     295          101       295


CLASS T
YEAR ENDED DECEMBER 31,                       1996     1995     1994    1993    1992       1991     1990     1989     1988     1987
OPERATING PERFORMANCE
 Net asset value at the beginning
   of the period                       $     10.07     8.74    10.32     9.22     8.99     8.47     8.47     8.26     8.80     9.94
 Net investment income                 $      0.60     0.58     0.56     0.59     0.61     0.67     0.68     0.72     0.75     0.64
 Net realized and unrealized gain
   (loss) on investments               $     (0.59)    1.35    (1.56)    1.09     0.23     0.52        -     0.21    (0.48)   (1.10)
 Total from investment operations      $      0.01     1.93    (1.00)    1.68     0.84     1.19     0.68     0.93     0.27    (0.46)
 Dividends from net investment
   income                              $     (0.60)   (0.60)   (0.57)   (0.58)   (0.61)   (0.67)   (0.68)   (0.72)   (0.75)   (0.64)
 Dividends from net realized gain
   on investments sold                 $         -        -        -        -        -        -        -        -        -        -
 Distributions from capital            $         -        -    (0.01)       -        -        -        -        -    (0.06)   (0.04)
 Total distributions                   $     (0.60)   (0.60)   (0.58)   (0.58)   (0.61)   (0.67)   (0.68)   (0.72)   (0.81)   (0.68)
 Net asset value at the end of the
   period                              $      9.48    10.07     8.74    10.32     9.22     8.99     8.47     8.47     8.26     8.80
 TOTAL INVESTMENT RETURN(2)            %      0.32    22.90    (9.82)   18.48     9.77    14.73     8.57    11.73     2.97    (4.72)
RATIOS AND SUPPLEMENTAL DATA
 Net assets at the end of the
   period ($000s)                      $   112,126  150,951  152,608  184,156  144,144  121,389  108,420  123,735  169,421  237,190
 Ratio of expenses to average net
   assets                              %      1.30     1.30     1.29     1.31     1.39     1.44     1.43     1.45     1.88     1.79
 Ratio of expense reimbursement and
   waiver
 to average net assets                 %      0.21     0.20     0.20     0.20     0.20     0.20     0.20     0.20        -        -
 Ratio of net investment income
   (loss) to average net assets        %      6.37     6.23     6.00     5.83     6.81     7.68     8.23     8.57     8.47     7.02
 Portfolio turnover rate               %       101      295      315       81      120       87       17       74      494      412

(1) Share classes A, B & C commenced
    operations on June 5, 1995.

(2) Assumes dividends have been rein-
    vested and does not reflect the
    effect of sales charges. Unaudited
    prior to 1992.
(3) Annualized.

(Picture of a telephone) If you have any questions, please call 1-800-595-7827
                                                            INCOME FUNDS    21

MEET THE
PORTFOLIO
MANAGERS
    JEFFREY AURIGEMMA Jeffrey Aurigemma has been co-manager of the Northstar High Yield Fund since December 1996. He joined Northstar in October 1993.

    Mr. Aurigemma has over seven years of experience in high yield fixed income investments. Before joining Northstar, he was a Senior Analyst - Fixed Income for National Securities & Research.

    PETER BAKST Peter Bakst has been co-manager of the Northstar Balance Sheet Opportunities Fund since July 1996, and co-manager of the Northstar High Yield Fund since December 1996. He joined Northstar in June 1996.

    Mr. Bakst has over ten years of experience in both high yield fixed income and high yield equity investments. Before joining Northstar, he was Director-High Yield Debt Group for CS First Boston Corp., President of Presidio Capital Management, and Managing Director at Bankers Trust Securities Corp.

    THOMAS OLE DIAL Thomas Ole Dial has managed the Northstar High Total Return Fund since its inception, and has co-managed the Northstar Balance Sheet Opportunities Fund since July 1996. Mr. Dial, who has over ten years of money management experience, joined Northstar in October 1993.

    Before joining Northstar, Mr. Dial was Executive Vice President, Chief Investment Officer-Fixed Income of National Securities & Research Corporation, and Senior Portfolio Manager of the National Bond Fund from August 1990 through July 1993.

    JACK FISHER Jack Fisher has been co-manager of the Northstar Income and Growth Funds since August 1996. He is responsible for the fund's common stock component.

    Mr. Fisher, who has more than 20 years of investment research and equity management experience, is president of Wilson/Bennett Capital Management Inc.
    MICHAEL GRAVES Michael Graves has been co-manager of the Northstar Strategic Income Fund since December 1996. He joined Northstar in August 1994.

    Mr. Graves has over seven years of experience in high yield fixed income investments. Before joining Northstar, he was a Senior Analyst - Fixed Income for National Securities & Research.

    RYAN JOHANSON Ryan Johanson has managed the Northstar Government Securities Fund, and has been co-manager of the Northstar Strategic Income Fund since March 1997, when he joined Northstar.

    Mr. Johanson has over ten years of experience in fixed-income investments. Before joining Northstar, he was Director of Global Market Risk Management - Asia for Barclays Bank, Senior Manager of Banque Indosuez, and Chief Investment Officer at Fidelity Federal Bank.

    LOUIS NAVELLIER Louis Navellier has managed the Northstar Growth + Value Fund and the Northstar Special Fund since their inception.

    Mr. Navellier has been managing assets since 1986 and is the sole owner of Navellier & Associates Inc., a registered investment adviser that manages investments for high-net-worth individuals, institutions and pension funds.

    GEOFFREY WADSWORTH Geoffrey Wadsworth has managed the Northstar Growth Fund since February 1996, and has been co-manager of the Northstar Income and Growth Fund since December 1996. Mr. Wadsworth, who has over 25 years of money management experience, joined Northstar in October 1993.

    Before joining Northstar, Mr. Wadsworth was a Vice President of National Securities & Research Corporation. He was portfolio manager of the National Stock Fund and assistant manager of the National Income and Growth Fund, National Worldwide Opportunities Fund and National Total Return Fund.

SUB-ADVISERS
NAVELLIER FUND MANAGEMENT, INC.
A registered investment adviser, Navellier
Fund Management was established to pro-
vide sub-advisery investment services for various Northstar portfolios. It currently serves as sub-adviser to the Northstar
Growth + Value Fund and the Northstar
Special Fund and manages over $2 billion for private accounts. The company is wholly-owned by Louis Navellier.
Navellier Fund Management receives a fee for its services based on the average daily net assets of the funds it manages. This fee is paid by Northstar, and not by the funds, at a rate of 0.64% for the Northstar Growth +
Value Fund and 0.48% for the Northstar
Special Fund.
WILSON/BENNETT CAPITAL
MANAGEMENT, INC.
A registered investment adviser,
Wilson/Bennett serves as sub-adviser on
the common stock portion of the Northstar
Income and Growth Fund. The company
currently manages over $111 million for
individuals, pension plans and corporations.
Wilson/Bennet receives a monthly fee for its services based on the average daily net assets it manages. This fee is paid by Northstar, and not the funds, at a rate of 0.20% on the first $125 million, 0.25% on the next $125 million, and 0.30% on assets over $250 million.
PERFORMANCE
PROFILE:
THOMAS OLE DIAL
THESE FIGURES DEMONSTRATE
MR. DIAL'S HISTORICAL TRACK
RECORD. THEY DO NOT INDICATE
HOW THE NORTHSTAR HIGH T
RETURN FUND WILL PERFORM IN
THE FUTURE.

Before joining Northstar in October 1993,
Mr. Dial served as Executive Vice President,
Chief Investment Officer-Fixed Income of
National Securities & Research Corporation.
He was Senior Portfolio Manager of the
National Bond Fund from August 1990
through July 1993 and had full discretionary authority for the selection of the fund's investments. On July 31, 1993 the fund had $614.7 million in net assets.
The National Bond Fund had investment
objectives, policies and strategies that were substantially similar to those of the Northstar High Total Return Fund, which
Mr. Dial now manages.
The charts show the average annual
returns for the National Bond Fund during the period when Mr. Dial managed the fund and the average annual returns for the Northstar High Total Return Fund (see page 24).
These figures reflect changes in share
prices and reinvestment of dividends and

                                    NATIONAL       LEHMAN HIGH
                                    BOND FUND     YIELD BOND
                                         (%)        INDEX (%)
One year ended July 31, 1993             18.90        15.33
Three years, ended July 31, 1993         23.64        17.50
Cumulative total return                  89.03        62.22
August 1990 to July 1993


        (Chart appears here. Plot points to be filled in by customer.)

                                1990    1991    1992    1993
National Bond Fund
Lehman High Yield Bond Index

distributions, and are after deduction of all fund fees and expenses.
Included for comparison are performance
figures of the Lehman Brothers High Yield
Bond Index, an unmanaged index of fixed
rate, publicly issued, non-investment grade

(Picture of a telephone) If you have any questions, please call 1-800-595-7827

MEET THE
PORTFOLIO
MANAGERS
PERFORMANCE
PROFILE: THOMAS
OLE DIAL, CONTINUED
debt registered with the SEC. This index is considered to be representative of the United States market for non-investment

                                              NORTHSTAR HIGH     LEHMAN HIGH
                                             TOTAL RETURN         YIELD BOND
                                                 FUND (%)          INDEX (%)

One year, ended                                 15.70                11.35
December 31, 1996

Three years, ended                               8.63                 9.51
December 31, 1993
Cumulative total return                         31.80                33.61
November 1993 to December 1996

grade debt. It has been adjusted to reflect reinvestment of dividends.


(Chart appears here. Plot points to be filled in by customer)

                                        1993    1994    1995    1996
Northstar High Total Return Fund
Lehman High Yield Bond Index

PERFORMANCE
PROFILE:
LOUIS NAVELLIER
THESE FIGURES DEMONSTRATE THE
HISTORICAL TRACK RECORD OF
NAVELLIER AND ASSOCIATES. THEY
HAVE BEEN PROVIDED BY
NAVELLIER AND ASSOCIATES AND
HAVE NOT BEEN VERIFIED OR
AUDITED. THEY DO NOT INDICATE
HOW THE NORTHSTAR GROWTH +
VALUE FUND WILL PERFORM IN
THE FUTURE.


    In addition to owning Navellier Fund Management, Inc., Louis Navellier is the sole owner of Navellier & Associates, Inc., a registered investment adviser that has been managing large pools of private assets since 1987.

    Mr. Navellier and his staff use a computer-based system he developed to analyze over 7,000 stocks as a basis for making buying and selling decisions. The table illustrates his past performance in managing accounts with investment policies and objectives substantially similar to the Northstar Growth + Value Fund.

    The results shown are a composite of the actual performance of all equity accounts managed by Navellier & Associates from 1987 to present, calculated according to AIMR standards. The accounts were not subject to the requirements of the Investment Company Act of 1940 or the Internal Revenue Code, the limitations of which might have adversely affected performance results. Results are after deduction of fees and expenses. Prior to January 1, 1993, any account expenses not deducted from the accounts, such as management fees paid outside the accounts, are not reflected in the performance results. If these fees had been deducted from the accounts, they would have reduced performance. Fees were not materially different from the Growth + Value Fund's anticipated expense ratio, but were generally higher than the expense ratio for Class A shares and lower than the expense ratios for Class B and C shares.

                                     NAVELLIER
                                     AND ASSOCIATES     S&P 500
                                     COMPOSITE (%)      INDEX (%)
                   1987                 8.05                5.24
                   1988                 11.40              16.51
                   1989                 22.20              31.58
                   1990                 12.51              (3.15)
                   1991                 66.43              30.50
                   1992                 3.12                7.61
                   1993                 16.83              10.09
                   1994                 1.53                1.31
                   1995                 43.80              37.59
                   1996                 10.68              22.31
                   one year             10.68              22.31
                   three years          17.33              19.44
                   five years           14.25              15.10
                   ten years            18.28              15.21
                   since inception      18.28              15.21

(Chart appears here. Plot points to be filled in by customer)

                        1987    1988    1990    1991    1992    1993    1994    1995    1996
Navellier and
  Associates Composite
S&P 500 Index

Your guide to buying, selling and exchanging shares of Northstar funds

THERE ARE THREE STEPS TO TAKE WHEN
YOU WANT TO BUY, SELL OR EXCHANGE SHARES OF OUR FUNDS:
o  first, choose a share class
o  second, open a Northstar account and make your first investment
o  third, choose one of several ways to buy, sell or exchange shares.
CHOOSING
A SHARE CLASS
All Northstar funds are available
in Class A, Class B and Class C
shares.
The chart below summarizes the differences between the share classes - your choice of share class will depend on how much you are investing and for how long. Large investments qualify for a reduced Class A sales charge and avoid the higher distribu-tion fees of classes B and C. Investments in Class B and Class C shares don't have a front-end sales charge but there is a restric-tion on the amount you can invest at one time. Your financial adviser can help you, or feel free to call us for more information.
Some of our funds also have Class T shares.
You can no longer buy Class T shares
unless you are reinvesting income, or
exchanging Class T shares you already
own, including Class T shares of The Cash
Management Fund of Salomon Brothers
Investment Series (a money-market fund
that's available through Northstar, but isn't one of the Northstar funds).
In addition to Class A, Class B and Class C shares, the Northstar Growth Fund offers
Class I shares. Class I shares are only
available to certain defined benefit plans, insurance companies and foundations investing for their own account. Class I shares may have different sales charges and other expenses, which may affect per-formance. You can obtain additional infor-mation concerning Class I shares by calling us at 1-800-595-7827.
We've listed actual expenses charged to the funds beginning on page 4.

Maximum        CLASS A      no limit
amount you     CLASS B      $500,000
can buy        CLASS C      $750,000
               CLASS T      can only be purchased by reinvesting income or exchanging
                            other Class T shares
Front end      CLASS A      yes, varies by size of investment
sales charge   CLASS B      none
               CLASS C      none
               CLASS T      none
Deferred       CLASS A      only on investments of $1 million or more if you sell within 18 months
sales charge   CLASS B      yes, if you sell within 5 years
               CLASS C      yes, if you sell within 1 year
               CLASS T      yes, if you sell within 4 years
Service fee    CLASS A      .25% per year
               CLASS B      .25% per year
               CLASS C      .25% per year
               CLASS T      .25% per year
Distribution   CLASS A      .05% per year
fee            CLASS B      .75% per year
               CLASS C      .75% per year
               CLASS T      from .40% to .75% per year (varies by fund)
Conversion     CLASS B      Class B shares convert to class A after 8 years
               CLASS T      Class T  shares convert to class A after 8 years or on June
                            2, 1998 (whichever is later)

(Picture of a telephone) If you have any questions, please call 1-800-595-7827
                                                                            25

YOUR GUIDE TO
BUYING, SELLING AND
EXCHANGING SHARES
OF NORTHSTAR FUNDS

  FRONT END SALES CHARGES       YOUR INVESTMENT                          FRONT-END SALES CHARGE        AMOUNT RETAINED BY DEALERS
  (Class A shares only)                                         as a percentage   as a percentage                 as a percentage
                                                          of your net investment of offering price               of offering price
                             up to $99,999                             4.99            4.75                       4.00
                             $100,000 to $249,999                      3.90            3.75                       3.10
                             $250,000 to $499,999                      2.83            2.75                       2.30
                             $500,000 to $999,999                      2.04            2.00                       1.70
                             $1,000,000 and over                          -               -                          -

WAYS TO REDUCE FRONT-END SALES CHARGES
There are three ways you can reduce your sales charges.
    1. TAKE ADVANTAGE OF PURCHASES YOU'VE ALREADY MADE Rights of accumulation let you combine the value of all the Class A shares you already own with your current investment to calculate your sales charge.

    2. TAKE ADVANTAGE OF PURCHASES YOU INTEND TO MAKE By signing a non-binding letter of intent, you can combine investments you plan to make over a 13 month period to calculate the sales charge you'll pay on each investment.
    3. BUY AS PART OF A GROUP OF INVESTORS You can combine your investments with others in a recognized group when cal culating your sales charge. The following is a general list of the groups
Northstar recognizes for this benefit.
(Bullet) you, your spouse and your children under the age of 21
(Bullet) a trustee or fiduciary for a single trust, estate or fiduciary account (including qualifying pension, profit sharing and other employee benefit trusts)
(Bullet) any other organized group that has been in existence for at least six months, and wasn't formed soley for the purpose of investing at a discount.

If you think you might be eligible to reduce your sales charges using any of these methods, please call us or consult the SAI.

DEFERRED SALES CHARGES
(Classes A, B, C & T)
We deduct a contingent deferred sales
charge (CDSC) from the proceeds when
you sell shares as indicated below. CDSC is
charged on the current market value of the
shares, or on the price you paid for them,
whichever is less. You aren't charged a
CDSC on shares you acquired by reinvest-
ing your dividends, or on amounts repre-
senting appreciation.
When you ask us to sell shares, we will sell
those that are exempt from the CDSC first,
and then sell the shares you have held the
longest. This helps keep your CDSC as low
as possible.
CLASS A SHARES
There is generally no CDSC on Class A
shares, except for purchases of $1 million
or more, when you sell them within 18
months of when you bought them.
      YOUR INVESTMENT                                        CDSC ON SHARES
                                                                  BEING SOLD
     First $1M - $2,499,999                                            1.00%
     $2,500,000 to $4,999,999                                          0.50%
     $5,000,000 and over                                               0.25%

CLASS B, C & T SHARES
     YEARS AFTER YOU           CLASS B        CLASS C        CLASS T
    BOUGHT THE SHARES
    1st year                        5.00%          1.00%         4.00%
    2nd year                        4.00%           none         3.00%
    3rd year                        3.00%           none         2.00%
    4th year                        2.00%           none         1.00%
    5th year                        2.00%           none         none
    after 5 years                    none           none         none
WHEN THE CDSC MIGHT BE WAIVED
We may waive the CDSC for Class B and
Class C shares if:
(Bullet) the shareholder dies or becomes
         disabled
(Bullet) you're selling your shares through our
         systematic withdrawal program
(Bullet) you're selling shares of a retirement
         plan and you are over 70 1/2  years old
(Bullet) you're exchanging Class B, C or T shares for the same class of shares of another Northstar fund.
If you think you might be eligible for a CDSC waiver, please call us or consult the SAI.

(Picture of a telephone) If you have any questions, please call 1-800-595-7827
                                                                            27

YOUR GUIDE TO
BUYING, SELLING AND
EXCHANGING SHARES
OF NORTHSTAR FUNDS
OPENING A
NORTHSTAR ACCOUNT
Once you've chosen the funds you would like to invest in and the share class you prefer, you're ready to open an account.
First, determine how much money you want to invest. The minimum initial investment for Northstar funds is:
(Bullet) $2,500 for non-retirement accounts
(Bullet) $250 for retirement accounts
(Bullet) $25 if you are investing using
         our automatic investment plan
         (see page 30).

Next, open an account in one of two ways: (Bullet) give a check to your broker, who will open an account for you, or

(Bullet) complete the application enclosed with this prospectus and mail it to us, along with your check, made payable to Northstar Funds.

TAX-SHELTERED RETIREMENT PLANS
Call or write to us about opening your Northstar account as any one of the following retirement plans:
(Bullet)  IRAs,
(Bullet)  SEP-IRAs,
(Bullet) retirement and profit sharing plans for self-employed persons (Keogh),
(Bullet)  and corporate retirement plans (401(k)).

BUYING, SELLING AND
EXCHANGING

Once you've opened an account and made your fi three ways to buy, sell or exchange shares of Northstar funds:
(Bullet) through your broker
(Bullet) directly, by mail or over the telephone
(Bullet) using one of our automatic plans.

We'll send you a confirmation statement every time you make a transaction that affects your account balance, except when we pay distributions.

Instructions for each option appear in the chart on page 30, but here are a few things you should know before you begin.

HOW SHARES ARE PRICED
The price you pay or receive when you buy sell or exchange shares is determined by the fund's net asset value (NAV) per share and share class. NAV is calculated each business day at the close of regular trading on the New York Stock Exchange (usually 4:00 Eastern Standard Time) by dividing the net assets of each fund class by the number of shares outstanding. To calculate NAV, we determine the fair market value of the fund's portfolio securities using the method described in the Statement of Additional Information.
When you're buying shares, you'll pay the NAV that is next calculated after we receive your order in proper form, plus any sales charges that apply. When you're selling shares, you'll receive the NAV that is next calculated after we receive your order in proper form, less any deferred sales charges that apply.

SOME RULES FOR BUYING
(Bullet) The minimum amount of each invest ment after your first one is:
- $100 for non-retirement accounts
- $25 for retirement accounts
- $25 if you are investing using
     our automatic investment plan
   (see page 30).
(Bullet) We record most shares on our books electronically. We will issue a certificate if you ask us to in writing, however most of our shareholders prefer not to have their shares in certificate form because certificated shares can't be sold or exchanged by telephone or using the systematic withdrawal program.
(Bullet) We have the right to refuse a request to buy shares.

SOME RULES FOR SELLING
(Bullet) Selling your shares may result in a deferred sales charge. Please refer to the table on page 27.
(Bullet) We'll pay you within three days from the time we receive your request to sell, unless you're selling shares you recently paid for by check. In that case, we'll pay
(Bullet) you when your check has cleared, which
         may take up to 15 days.
(Bullet) If you are a corporation, partnership, executor, administrator, trustee, custodi-an, guardian or you are selling shares of a retirement plan, you'll need to com-plete special documentation and give us your request in writing. Please call us for information.
(Bullet) You can reinvest part or all of the pro-ceeds of any shares you sell without pay-ing a sales charge. You must let us know in writing 30 days from the day you sold the shares, and buy the same class of shares you sold. We will reimburse you for any CDSC you paid. Please see page
         32 for information about how this can
         affect your taxes.
(Bullet) You won't pay a service charge when you sell your shares, but your dealer may charge you fee.
(Bullet) If selling shares results in the value of your account falling below $500, we have the right to close your account, so long as your account has been open for at least a year. We'll let you know 60 days in advance, and if you don't bring the account balance above $500, we'll sell your shares, mail the proceeds to you and close your account. We may also close your account if you give us an incorrect social security number or tax-payer identification number.
(Bullet) In unusual circumstances, we may tem-porarily suspend the processing of requests to sell.
SOME RULES FOR
EXCHANGING

(Bullet) When you exchange shares, you are selling shares of one fund and using the proceeds to buy shares of another fund.
         Please see page 32 for information
         about how this can affect your taxes.
(Bullet) Before you make an exchange, be sure to read the sections of the prospectus that discuss the shares you're exchanging to.
(Bullet) You can exchange shares of any fund for the same class of shares of any other fund, or for shares of The Cash
         Management Fund without a sales
         charge. You will, however, pay a sales
         charge if you buy shares of The Cash
         Management Fund, and then exchange
         them for Class A shares of any of the
         funds.
(Bullet) For the purposes of calculating CDSC, shares you exchange will continue to age from the day you first purchased them, even if you're exchanging into The Cash Management Fund.
(Bullet) We'll let you know 60 days in advance if we want to make any changes to these rules.

(Picture of a telephone) If you have any questions, please call 1-800-595-7827
                                                                            29

YOUR GUIDE TO
BUYING, SELLING AND
EXCHANGING SHARES
OF NORTHSTAR FUNDS
WAYS TO BUY, SELL OR EXCHANGE                               WHEN TO USE
                                                            THIS OPTION
THROUGH YOUR DEALER
                                                              o buy
                                                              o sell
                                                              o exchange
BY MAIL
Please call us if you have any questions-we can't process     o buy
your request until we have all of the documents we need.      o sell
                                                              o exchange

BY TELEPHONE
To sign up for this service, complete section 9 of the          o sell
application or call us at 1-800-595-7827.                       o exchange



AUTOMATIC INVESTMENT PLAN
To sign up for this service, complete section 7 of the           o buy
application or call us at 1-800-595-7827.

SYSTEMATIC WITHDRAWAL PROGRAM
To sign up for this service, complete section 8 of the          o sell
application or call us at 1-800-595-7827.

HOW TO USE IT

If you're BUYING shares, make your check payable to Northstar Funds and give it to your dealer, who will for-ward it to us.
When you're SELLING, give your written request to your dealer, who may charge you a fee for this service.
Send your request to buy, sell or exchange in writing to:
Northstar Funds, c/o
First Data Investor Services Group Inc. P.O. Box 5131
Westborough MA 01581-5131
Your letter should tell us
(Bullet) your account number
(Bullet) your social security number or taxpayer identification number the name the account is registered in (Bullet) the fund name and share class you're buying or selling, and, for exchanges, the fund name and share class you're exchanging to
(Bullet) the dollar value or number of shares you want to buy, sell or exchange.
If you're BUYING include a check payable to Northstar
Funds with your request.

If you're SELLING or EXCHANGING, your request must be signed by all registered owners of the account.
We'll ask you to guarantee the signatures if:
(Bullet) you are selling more than $50,000 worth of shares (Bullet) your address of record has changed in the past 30 days (Bullet) you want us to send the payment to someone other than the registered owner, to an address other than the address of record, or in any form other than by check.
Signatures can be guaranteed by a bank, a member of the national stock exchange or another eligible institution.
You can SELL or EXCHANGE up to $50,000 of your shares by telephone.
Call us at 1-800-595-7827 between 8:30 a.m. and 4:00 pm
Eastern Standard Time.
When you're calling with your request, we'll ask you for your name, social security number, broker of record or other identification. If we don't ask for these things and process an unauthorized telephone transaction, we are responsible for any losses to your account. Otherwise you are responsible for any unauthorized use of the telephone transaction service.
We'll mail the proceeds of the sale to the address of record or wire $1,000 or more to any commercial bank in the U.S.
that is a member of the Federal Reserve System. There is no fee for this service.
You can authorize us to automatically withdraw a mini-mum of $25 each month from your bank account and use it to buy shares in Northstar funds.
There's no charge for this service, but your bank may charge you a small set-up or transaction fee. You can can-cel the program at any time. This program is not available for Class T accounts.
You can ask us to automatically transfer money from your Northstar account into your bank account.
We will sell shares or share fractions on your behalf monthly or quarterly, and automatically deposit the pro-ceeds into your bank account. There may be a sales charge on shares we sell on your behalf.
You must have at least $5,000 worth of shares in your account to participate in this program. The minimum transfer amount is $25.
It isn't to your advantage to buy and sell shares of the same fund at the same time, so you can't set up an systematic withdrawal program for an account you've already signed up on an automatic investment plan. This program is not available for Class T accounts.

(Picture of a telephone) If you have any questions, please call 1-800-595-7827
                                                                             31

MUTUAL FUND
EARNINGS AND
YOUR TAXES

HOW THE FUNDS
PAY DISTRIBUTIONS
Each Northstar fund distributes virtually all of its net investment income and net capital gains to shareholders at least annually in the form of dividends. The funds pay dividends as follows:
Growth Funds                                       annually
Income and Growth Funds                           quarterly
Income Funds                                        monthly
As a shareholder, you are entitled to a share of the income and capital gains a fund distributes. The amount you receive is based on the number of shares you own.
DISTRIBUTION OPTIONS
You can take your distributions as cash or reinvest them in the same class of shares of any of our funds. You specify your preference when you open your account. Distribution options vary by share class, as follows. You can change your distribution instructions at any time by notifying us by phone (if going to the address of record), or in writing.
CLASS A, B & C SHARES
(Bullet) reinvest both income dividends and capital gain distributions to buy additional Class A, B or C shares of any fund you choose
(Bullet) receive income dividends in cash and reinvest capital gain distributions to buy additional Class A, B or C shares of any fund you choose
(Bullet) receive both income dividends and capital gain distributions in cash.


If you don't specify how you would like to receive your distributions, we'll automatically reinvest both income dividends and capital gain distributions in additional shares of the same fund.
CLASS T SHARES
You must receive all distributions in the same way, either in cash or by reinvesting them in additional shares of the same fund.

HOW YOUR
DISTRIBUTIONS
ARE TAXED
Each Northstar fund intends to meet the
requirements for being a tax-qualified reg-ulated investment company, which means they generally do not pay federal income tax on the earnings they distribute to share-holders.
As a result, distributions that you receive will generally be considered to be taxable in your hands. Income distributions, whether you take them as cash or reinvest them, are taxable as ordinary income.
Capital gain distributions are taxable as long-term capital gains, regardless of how long you've held the shares.
Distributions may also be subject to state, local or foreign taxes.
If income distributed to you includes divi-dends paid by U.S. corporations, part of the dividends the fund pays may be eligible for the corporate dividends-received deduction.
TIMING YOUR PURCHASE
If you buy shares of a fund just before it makes a distribution, you will pay the full price but part of your investment will come back to you as a taxable distribution. Unless you are investing in a tax-deferred account, such as an IRA, this is not to your advantage because you'll pay tax on the dividend but will not have shared in the increase in the net asset value of the fund.
WHEN DISTRIBUTIONS ARE DECLARED
For tax purposes, distributions declared by the fund in October, November or December and paid to you in January are taxable in the calendar year in which they were declared.
BACKUP WITHHOLDING TAX
We'll notify you each year of the tax status of dividends and distributions. If we don't have your tax identification number, or if you have been told by the IRS that you are subject to backup withholding tax, we may be required to withhold U.S. federal income tax on any distributions at the rate of 31%.
WHEN YOU SELL YOUR SHARES
When you sell or exchange shares you will realize a capital gain or loss, depending on the difference between what your shares cost you and what you receive for them. A capital gain or loss will be long-term or short-term, depending on the length of time you held the shares.
In your federal income tax return you
report a capital gain as income and a capi-tal loss as a deduction.
CONSULT YOUR TAX ADVISER
The information above is general in nature.
You should consult your tax adviser to dis-cuss how investing in Northstar funds affects your personal tax situation.

(Picture of a telephone) If you have any questions, please call 1-800-595-7827
                                                                            33

THE BUSINESS
OF MUTUAL
FUNDS

HOW THE FUNDS
ARE ORGANIZED AND
MANAGED

Each of the Northstar funds is a diversified mutual fund. The Northstar Growth + Value Fund, Northstar Income and Growth Fund, and Northstar High Total Return Fund are all series of the Northstar Trust (formerly the Northstar Advantage Trust), which is registered as an investment company with the SEC. All of the other funds are trusts registered separately with the SEC.
The trustees of each SEC-registered trust oversee the business affairs of the funds and are responsible for major decisions about each fund's investment objectives and policies.
The funds do not hold regular shareholder meetings, but may hold special meetings. A special meeting is called if investors holding at least 10% of the outstanding shares of a fund request it. Certain objectives and policies of the funds may only be changed by shareholder vote. A shareholder vote is requir of a Northstar fund because the fund invest ment objectives are fundamental.
The day-to-day management of the funds is handled by the following companies and advisers appointed by the trustees:
INVESTMENT ADVISER
Provides advice and recommendations about each fund's investments. The invest-ment adviser is paid out of each fund's management fee, which are listed begin-ning on page 4.
NORTHSTAR INVESTMENT MANAGEMENT
CORPORATION
TWO PICKWICK PLAZA
GREENWICH, CT 06830
ADMINISTRATOR
Provides administrative, compliance and accounting services to the funds. The administrator receives an annual administrative services fee from each fund of
 .10% of the fund's average daily net assets, plus $5 per account per year. NORTHSTAR ADMINISTRATORS CORPORATION
TWO PICKWICK PLAZA
GREENWICH, CT 06830
DISTRIBUTOR
Markets the funds and distributes shares through brokers and other financial representatives.
NORTHSTAR DISTRIBUTORS, INC.
TWO PICKWICK PLAZA
GREENWICH, CT 06830
CUSTODIAN
Holds all the funds assets.
      CUSTODIAN AND FUND ACCOUNTING AGENT:
      STATE STREET BANK AND TRUST COMPANY
      225 FRANKLIN STREET
      BOSTON, MA 02110
     o  Growth Fund
     o  Growth + Value Fund
     o  Special Fund
     o  Income and Growth Fund
     o  Balance Sheet Opportunities Fund
     o  High Total Return Fund
     o  Strategic Income Fund
     o  High Yield Fund
     o  Government Securities Fund
TRANSFER AGENT
Handles shareholder record-keeping and statements, distribution of dividends and processing of orders to buy and sell shares.
FIRST DATA INVESTOR SERVICES GROUP, INC.
4400 COMPUTER DRIVE
WESTBOROUGH, MA 01581-5120
PORTFOLIO MANAGERS AND SUB-ADVISERS
You'll find profiles of all of our portfolio managers and sub-advisers to the funds beginning on page 22.

HOW DEALERS ARE
COMPENSATED
Dealers receive payment for selling shares of Northstar funds in three ways:
THEY RECEIVE A COMMISSION WHEN
YOU BUY SHARES
The amount of the commission depends on
the amount you invest and the share class you buy. Sales commissions are detailed in the chart below.

(Bullet) CLASS A INVESTMENTS
(% OF OFFERING PRICE)

                                          COMMISSION                    AMOUNT
                               RECEIVED BY DEALERS                PAID BY THE
                             OUT OF SALES CHARGES                 DISTRIBUTOR
                                          YOU PAY
up to $99,999                            4.00
$100,000 to $249,999                     3.10
$250,000 to $499,999                     2.30
$500,000 to $999,999                     1.70
$1,000,000 to $2,499,999                 0.00                         1.00
$2,500,000 to $4,999,999                 0.00                         0.50
$5,000,000 and over                      0.00                         0.25

(Bullet) CLASS B INVESTMENTS
Receives 4% of sale price from the distributor
(Bullet) CLASS C INVESTMENTS
Receives 1% of sale price from the distributor
THEY ARE PAID A FEE BY THE DISTRIBUTOR
FOR SERVICING YOUR ACCOUNT
They receive a service fee depending on the average net asset value of the class of shares their clients hold in Northstar funds.
These fees are paid from the 12-b1 fee
deducted from each fund class. In addition to covering the cost of commissions and service fees, the 12-b1 fee is used to pay for other expenses such as sales literature, prospectus printing and distribution and compensation to the distributor and its wholesalers. You'll find the 12-b1 fees listed in the fund information beginning on page 4. Service and distribution fee percentages appear on page 25.
THEY MAY RECEIVE ADDITIONAL
BENEFITS AND REWARDS
Selling shares of Northstar funds may make dealers eligible for awards or to participate in sales programs sponsored by Northstar.
The costs of these benefits and rewards are not deducted from the assets of the funds-they are paid from the distributor's own resources.
The distributor may also pay additional
compensation to dealers including Advest
Inc. out of its own resources for marketing and other services to shareholders. All pay-ments it receives for Class T shares are paid to Advest Inc.

(Picture of a telephone) If you have any questions, please call 1-800-595-7827
                                                                            35

THE RISKS OF INVESTING
IN MUTUAL FUNDS

Risk is the potential that your investment will lose money or not earn as much as you hope. The Northstar funds have varying degrees of risk, depending on the securities they invest in. There is no guarantee that a fund will achieve its investment objective.

You'll find a discussion of the risk factors associated with each fund beginning on page 4.
This section provides information about the risks associated with different kinds of securities. It also lists additional investment practices that may involve elements of risk.
EQUITIES
(Bullet) Give the buyer ownership rights in the issuer. Common and preferred stocks, convertible securities and stock purchase rights are types of equities.
(Bullet) The market value of an equity security may go up or down rapidly depending on market conditions. This affects the value of the shares of a fund, and the value of your investment.
(Bullet) Securities of smaller companies may be subject to more abrupt or erratic market movements because they are traded in lower volume and are subject to greater changes in earnings and growth prospects.

DEBT SECURITIES

(Bullet) Obligations to repay borrowed money within a certain time with or without interest. Zero-coupon securities, pay-in-kind securities, discount obligations, mortgage-backed securities, convertible securities and high yield securities are types of debt securities.
(Bullet) Debt securities are affected by changes in interest rates. In general, when interest rates go up, the value of a debt security decreases; when interest rates go down, the value of a debt security increases.
(Bullet) There is also the risk that the borrower won't be able to fulfill its obligation, resulting in loss or a lower price than anticipated. LOWER-RATED OR JUNK BONDS
The chart indicates which funds invest in high yield securities (junk bonds). In addition to general risks listed above that are associated with debt securities, junk bonds have special risks:

(Bullet) They fluctuate more in value than higher
         rated securities.
(Bullet) They are more subject to the risk that the
         borrower won't fulfill its obligation.
(Bullet) There may not be a market to sell them at a reasonable price, resulting in loss or a lower price than anticipated.
(Bullet) The fund's ability to achieve its invest-ment objective may be more dependent on Northstar's credit analysis than is the case for higher rated securities.

    QUALITY RATING                      BALANCE SHEET           HIGH TOTAL        HIGH YIELD         STRATEGIC
                                      OPPORTUNITIES FUND        RETURN FUND          FUND           INCOME FUND
Investment grade                                9.1                  1.9               -              3.7
BB                                             10.4                 18.8            35.5             27.3
B                                              27.8                 43.3            49.4             20.3
CCC                                               -                  4.0             1.2              1.4
CC                                                -                  0.0               -              0.0
C                                               3.1                    -               -              0.0
D                                                 -                    -               -              0.0
Non-rated                                       6.1                 21.3             1.1              5.1
U.S. Governments, equities & others            43.5                 10.7            12.8             42.2
TOTAL                                          100%                 100%            100%             100%


FOREIGN INVESTMENTS

(Bullet) Securities issued by companies or governments of foreign countries. May include equities and debt securities including sovereign debt obligations
(securities issued to refinance foreign
government bank loans and other debt-
also known as Brady Bonds).
(Bullet) Subject to all of the risks associated with equity and debt securities. There are also other risks that can affect the value of a foreign investments:
- foreign markets may have less volume
  and be less liquid
- foreign securities may be less liquid
  and more volatile
- the value of the securities are affected by changes in currency exchange rates and exchange control regulations
- the value of foreign securities may be affected by adverse political and eco-nomic developments, seizure or nationalization of foreign deposits, and government restrictions.
EMERGING MARKETS
(Bullet) Investments in emerging markets have additional risks: developing countries have economic structures that are less mature, they have less stable political systems and may have rapidly changing interest rates.

OTHER, HIGHER RISK
SECURITIES

ILLIQUID SECURITIES-
FUNDS ARE LIMITED TO 15% OF NET ASSET VALUE
(Bullet) Securities that can't be sold quickly at a reasonable price, or that can't be sold on the open market. Includes restricted securities and private placements.
(Bullet) Used to realize higher profits.
(Bullet) There may be fewer market players which can result in lower prices, and sales can take longer to complete.
(Bullet) Following guidelines established by the trustees of each fund, Northstar may consider a security that can't be sold on the open market to be liquid if it can be sold to institutional investors (Rule 144A) or on foreign markets.
DERIVATIVE SECURITIES
(Bullet) Securities that derive their value from the performance of an underlying asset.
         Usually take the form of a contract to
         buy or sell an asset or commodity either now or in the future, but mortgage and other asset-backed securities are also generally considered derivatives. Types of derivative securities include options, futures contracts, options on futures and forward contracts.
(Bullet) Used often to "hedge" or offset market fluctuations or changes in currency exchange or interest rates. May also be used for speculative purposes to increase returns.
(Bullet) In addition to the risks associated with equities and debt securities, there are several special risks associated with the use of derivatives:
- changes in the value of the derivative may not match changes in the value of its underlying asset
- hedging may not be successful, and
  may prevent the fund from making
  other gains
- derivatives used for speculative pur-
  poses can result in gains or losses that are substantially greater than the derivative's original cost.

THE RISKS OF
INVESTING IN
MUTUAL FUNDS

INVESTMENT PRACTICES
REPURCHASE AGREEMENTS - FUNDS ARE LIMITED
(Bullet) Buying a security from a bank or dealer who must buy it back at a fixed price on a specified day. Repurchase agreements that mature after more than seven days are considered to be illiquid investments. Any one investment in this type of repurchase agreement can only be 5% of the fund's net asset value.
(Bullet) Used for temporary defensive purposes or to generate income from cash balances.
(Bullet) The bank or dealer may not be able to buy back the security.

    SHORT-TERM TRADING - NO LIMIT
(Bullet) Selling a security soon after you buy it.
(Bullet) Used when the fund needs to be more liquid, in response to changes in interest rates and economic or other developments, or when a security has reached its price or yield objective.
(Bullet) May result in higher costs for brokerage commissions, dealer mark-ups and other transactions costs, as well as taxable capital gains. TEMPORARY INVESTMENTS-NO LIMIT
(Bullet) Temporarily maintaining part or all of the fund's assets in cash or in U.S. Government securities, commercial paper, banker's acceptances, repurchase agreements and certificates of deposit.
(Bullet) Used for temporary and defensive purposes in periods of unusual market conditions.
(Bullet) Provides lower returns.

WHEN-ISSUED SECURITIES AND FORWARD
COMMITMENTS - NO LIMIT, EXCEPT THE
NORTHSTAR GOVERNMENT SECURITIES FUND
(Bullet) A commitment to buy a security on a
         specific day in the future at a specified price.
(Bullet) Used to realize short-term profits.
(Bullet) If made through a dealer, there is a risk that the dealer won't complete the sale, and that the fund will lose out on a good yield or price.
(Bullet) There is also a risk that the value of the security will change before the transaction is settled, resulting in short-term losses instead of gains. The Northstar Government Securities Fund does not intend to acquire securities on a "when-issued" basis.

(Graph of a star appears here)

WHERE TO GO
FOR MORE INFORMATION


You'll find more information about the Northstar family of funds in our:

ANNUAL REPORTS
The Annual reports contain information about fund performance, the financial statements and the auditor's reports.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains complete information about the Northstar funds.
The SAI is legally part of this prospectus (it is incorporated by reference). A copy has been filed with the Securities and Exchange Commission.

Please write or call for a free copy of the Annual reports or the SAI:
The Northstar Funds
2 Pickwick Plaza
Greenwich, CT
06830
1-800-595-7827

(Northstar logo appears bottom left)


 New Account Application
---------------------------------------------------------------------------------------------------------------------------------
1 ACCOUNT REGISTRATION
  ---------------------------------------------------------------------------------------------------------------------------------
  Type of Account (Choose One Only):
  / / INDIVIDUAL      / / JOINT ACCOUNT     / / FOR A MINOR   / / TRUST, CORPORATION, PARTNERSHIP OR OTHER ENTITY
      USE LINE A          USE LINES A & B       USE LINE C        USE LINE D


  Print name exactly as account is to be registered:

  A._________________________________________________         ___-____-_____
    NAME (FIRST, MIDDLE, LAST)                                SOCIAL SECURITY NUMBER

  B._________________________________________________         ___-____-_____
    NAME (FIRST, MIDDLE, LAST)                                SOCIAL SECURITY NUMBER

  C._________________________________________________
    CUSTODIAN'S NAME (FIRST, MIDDLE, LAST)

    _________________________________________________         ____-____-_____
    MINOR'S NAME (FIRST, MIDDLE, LAST)                        MINOR'S SOCIAL SECURITY NUMBER

    _________________________________________________         ___-_________
                                                              TAX I.D. NUMBER

UNDER THE _____________ UNIFORM GIFTS/TRANSFERS TO MINORS ACT   OR
          NAME OF STATE
  D._________________________________________________         ___-___-_____
    NAME (IF A TRUST, INCLUDE DATE OF AGREEMENT)              SOCIAL SECURITY NUMBER

  ---------------------------------------------------------------------------------------------------------------------------------
2 MAILING ADDRESS
  ---------------------------------------------------------------------------------------------------------------------------------

  ___________________________________________________
  STREET

  (   )______________________________________________
  DAYTIME PHONE NUMBER

  ___________________________________________________
  CITY                             STATE     ZIP

  ---------------------------------------------------------------------------------------------------------------------------------
3 PURCHASE OF SHARES
  ---------------------------------------------------------------------------------------------------------------------------------

  MINIMUM INITIAL INVESTMENT $2,500 / / MAKE CHECK PAYABLE TO NORTHSTAR FUNDS. Check enclosed for $__________

  / / Shares purchased and paid for through my/our investment dealer.
  Trade Date_______             Order#_______

  Number of Shares:  Class A_______    Class B_______    Class C_______

  Please check the box beside the name of each Northstar Advantage Fund being purchased and enter the dollar amount of each purchase. All distributions will be reinvested in additional shares unless instructed otherwise.


/ / GROWTH FUND $_______             / / GROWTH + VALUE FUND $_______        / / SPECIAL FUND $_______
Class A / / Class B / / Class C / /  Class A / / Class B / / Class C / /     Class A / / Class B / / Class C / /

DIVIDENDS     / / Cash / / Other*    DIVIDENDS     / / Cash / / Other*       DIVIDENDS     / / Cash / / Other*
CAPITAL GAINS / / Cash / / Other*    CAPITAL GAINS / / Cash / / Other*       CAPITAL GAINS / / Cash / / Other*
  ______________________________________________________________________________________________________________________


  / / INCOME AND GROWTH FUND $_______     / / BALANCE SHEET OPPORTUNITIES FUND $_______       / / HIGH TOTAL RETURN FUND $_______
  Class A / / Class B / / Class C / /     Class A / / Class B / / Class C / /                 Class A / / Class B / / Class C / /

  DIVIDENDS     / / Cash / / Other*       DIVIDENDS     / / Cash / / Other*                   DIVIDENDS     / / Cash / / Other*
  CAPITAL GAINS / / Cash / / Other*       CAPITAL GAINS / / Cash / / Other*                   CAPITAL GAINS / / Cash / / Other*
  ______________________________________________________________________________________________________________________

  / / HIGH YIELD FUND $_______           / / STRATEGIC INCOME FUND $_______                  / / GOVERNMENT SECURITIES FUND $_______
  Class A / / Class B / / Class C / /    Class A / / Class B / / Class C / /                 Class A / / Class B / / Class C / /

  DIVIDENDS     / / Cash / / Other*      DIVIDENDS     / / Cash / / Other*                   DIVIDENDS     / / Cash / / Other*
  CAPITAL GAINS / / Cash / / Other*      CAPITAL GAINS / / Cash / / Other*                   CAPITAL GAINS / / Cash / / Other*
  ______________________________________________________________________________________________________________________


  / / MONEY MARKET PORTFOLIO FUND $_______
  (Money Market Account)  Class A / / Class B / / Class C / /
  DIVIDENDS     / / Cash / / Other*
  CAPITAL GAINS / / Cash / / Other*
  ______________________________________________________________________________________________________________________

  *Please reinvest my dividends from ________________ to ________________
                                      (Name of Fund)      (Name of Fund)

  ---------------------------------------------------------------------------------------------------------------------------------
4 LETTER OF INTENT, RIGHT OF ACCUMULATION (CLASS A SHARES ONLY)
  ---------------------------------------------------------------------------------------------------------------------------------
    LETTER OF INTENT
     Although I/we have made no commitment to do so, I/we intend to invest the dollar amount indicated below within a 13-month period in shares of one or more of the eligible Northstar Funds.

     /  /  $100,000  /  / $250,000  /  / $500,000  /  / $1,000,000

    RIGHTS OF ACCUMULATION
     If this account qualified for a Reduced Sales Charge under the terms of the current Prospectus, please list account numbers:

     /  /  $100,000  /  / $250,000  /  / $500,000  /  / $1,000,000

        -                             -
    ---- --------                 ---- ---------
  ---------------------------------------------------------------------------------------------------------------------------------
5 AGREEMENTS AND SIGNATURES
  ---------------------------------------------------------------------------------------------------------------------------------

  I/We am/are of legal age and wish to establish an account in accordance with the terms and conditions of the current applicable
  Prospectus, a copy of which has been received and read. I/We understand and agree that neither First Data nor the Northstar Funds shall be held liable for any loss, liability, cost or expense for acting in accordance with this application, or any section thereof. I/We acknowledge that the account(s) established by this application will be subject to the telephone exchange and redemption privileges described in this current prospectus, unless indicated otherwise, with the understanding that the Fund,
  Northstar and the Transfer Agent will not be able to verify the authenticity of any telephone or redemption order received from persons other than registered representatives of Northstar Distributors, Inc. and that they will not be liable for following telephone exchange or redemption instructions that prove to be fraudulent. Shareholders would bear the loss resulting from instructions entered by an unauthorized third party.


  ---------------------------------------------------------------------------------------------------------------------------------
  INDIVIDUAL (OR CUSTODIAN)                                 DATE


  ---------------------------------------------------------------------------------------------------------------------------------
  CO-OWNER (OR CORPORATE OFFICER, PARTNER OR TRUSTEE)       DATE


  ---------------------------------------------------------------------------------------------------------------------------------
  (IF APPLICABLE, TRUSTEE)                                  DATE


  ---------------------------------------------------------------------------------------------------------------------------------
  (IF APPLICABLE, TRUSTEE)                                  DATE

  Under penalties of perjury, I certify (1) that the number shown on this form is my correct taxpayer identification number and (2)
  that I am not* subject to backup withholding as a result of a failure to report all interest or dividends, or the Internal Revenue
  Service has notified me that I am no longer subject to backup withholding.

  *If you are subject to backup withholding, please check here [ ].

Signature(s) ____________________________________________  Date __________________________________________________________________

Signature(s) ____________________________________________  Date __________________________________________________________________


  ---------------------------------------------------------------------------------------------------------------------------------
6 FOR DEALER USE ONLY
  ---------------------------------------------------------------------------------------------------------------------------------
  We guarantee the signature(s) and legal capacity of the applicant(s) referred to herein, and in the case of a withdrawal program we affirm that, in our opinion, the designated withdrawal is reasonable in view of the circumstances involved.

  ---------------------------------------------------------------------------------------------------------------------------------
  DEALER NAME (PLEASE PRINT CAREFULLY)                   DEALER NO.

  ---------------------------------------------------------------------------------------------------------------------------------
  AUTHORIZED SIGNATURE (MUST BE PROVIDED FOR WITHDRAWAL PROGRAMS, TELEPHONE REDEMPTIONS AND TELEPHONE EXCHANGES)

  ---------------------------------------------------------------------------------------------------------------------------------
  BRANCH NUMBER          BRANCH ADDRESS


  ---------------------------------------------------------------------------------------------------------------------------------


 REP NAME (PLEASE PRINT CAREFULLY) FIRST AND LAST NAME       PHONE NUMBER (IMPORTANT)    REP NUMBER

                                                             (   )
 ----------------------------------------------------------------------------------------------------------------------------------


                        ------------------------------------------------
                           Upon completion of the application, please
                              return with a check made payable to:
                                        NORTHSTAR FUNDS,
                   c/o FIRST DATA, P.O. Box 5131, WESTBOROUGH, MA 01581-5131


                                                         SPECIAL ACCOUNT OPTION
  ---------------------------------------------------------------------------------------------------------------------------------
7 AUTOMATIC INVESTMENT PLAN
  ---------------------------------------------------------------------------------------------------------------------------------

     Attach a VOIDED CHECK from your bank account and a check for an initial deposit to establish this plan (minimum $25). Please complete the following information to invest automatically the dollar amount stated below on approximately the 15th /  /, 30th
     /  / or the 15th and 30th /  /, of the month.

     The applicant authorizes the Northstar Funds to draw monthly drafts on your bank account number _________ and use the proceeds
     ($25 minimum) therefrom to purchase shares of Northstar  ___________  _____________
                                                               FUND NAME      $ AMOUNT

     Registered in the name(s) of __________________________________________

     RESTRICTIONS

     Each purchase of shares will be made at the current offering price determined as of the close of business on the day on which such purchase is made. Automatic investments may be discontinued by either Northstar Funds or the purchaser upon 30 days written notice to the other.

     The Northstar Funds reserves the right to cancel any transaction which was executed in reliance on a draft authorized where the bank upon which the draft was drawn refused to make payment thereon for any reason.

ATTACH VOID CHECK HERE
  ---------------------------------------------------------------------------------------------------------------------------------
8 WITHDRAW PROGRAM
  ---------------------------------------------------------------------------------------------------------------------------------

  A Withdrawal Plan is available on Class A shares (non-certificated shares only) provided the Fund being purchased has a value of $5,000 or more.

  Withdrawals with respect to Class B and Class C shares are limited (see the Prospectus) and are conditional upon dividends and capital gains being automatically reinvested.

  1. The amount of each payment shall be                                                                              ($25 minimum)
                                               ---------    --------   ---------   --------
                                               FUND NAME    $ AMOUNT   FUND NAME   $ AMOUNT

  2. Payments are to be made /  / Monthly /  / Quarterly /  / Semi-Annually /  / Annually on the /  / 1st or /  / 15th of the month

  Choose one of the following methods of distribution.

  /  / ACH  Please have my payments electronically transferred to my bank. I have attached the required voided check and I have verified that my bank is a member of the Automated Clearing House (ACH).

 /  /  MAIL Please have my payments mailed. I understand that the payments will be made payable to me and mailed to my account mailing address unless a special designation is referenced below:

  ---------------------------------------------------------------------------------------------------------------------------------
  NAME (PLEASE PRINT CAREFULLY.)


  ---------------------------------------------------------------------------------------------------------------------------------
  STREET


  ---------------------------------------------------------------------------------------------------------------------------------
  CITY                                 STATE                   ZIP CODE                                YOUR BANK ACCOUNT NUMBER


  ---------------------------------------------------------------------------------------------------------------------------------


ATTACH VOID CHECK HERE
  ---------------------------------------------------------------------------------------------------------------------------------
9 TELEPHONE EXCHANGE REDEMPTION AND EXPEDITED TELEPHONE REDEMPTION
  ---------------------------------------------------------------------------------------------------------------------------------

  Signature guarantees are required if:  1. Redemption is over $50,000.
                                         2. Proceeds are to be sent to address other than record.

 ALL SHAREHOLDERS AND THEIR DEALER REPRESENTATIVES WILL AUTOMATICALLY RECEIVE TELEPHONE EXCHANGE AND REDEMPTION PRIVILEGES,
 (NON-CERTIFICATED SHARES ONLY) UNLESS AN ELECTION NOT TO RECEIVE THESE PRIVILEGES IS EXERCISED BELOW.

 /  / DO NOT CODE MY          /  / DO NOT CODE MY
      ACCOUNT FOR TELEPHONE        ACCOUNT FOR TELEPHONE
      EXCHANGE PRIVILEGE.           REDEMPTION PRIVILEGE.


      /  / PLEASE WIRE REDEMPTION PROCEEDS TO MY BANK. (I UNDERSTAND THE MINIMUM FOR WIRES IS $1,000.) MY VOIDED CHECK IS ATTACHED.


                      STATEMENT OF ADDITIONAL INFORMATION


                                  MARCH 1, 1997

                             NORTHSTAR GROWTH FUND
                         NORTHSTAR GROWTH + VALUE FUND
                             NORTHSTAR SPECIAL FUND
                        NORTHSTAR INCOME AND GROWTH FUND
                   NORTHSTAR BALANCE SHEET OPPORTUNITIES FUND
                        NORTHSTAR HIGH TOTAL RETURN FUND
                           NORTHSTAR HIGH YIELD FUND
                        NORTHSTAR STRATEGIC INCOME FUND
                      NORTHSTAR GOVERNMENT SECURITIES FUND



                               TWO PICKWICK PLAZA
                          GREENWICH, CONNECTICUT 06830

                                 (203) 863-6200
                                 (800) 595-7827


     This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of the Funds dated March 1, 1997, as each may be revised from time to time. To obtain a copy of the Funds' Prospectus, please contact Northstar Investment Management Corporation at the address or phone number listed above.


     Northstar Investment Management Corporation ("Northstar" or the "Adviser") serves as the Fund's investment adviser. Northstar has engaged Navellier Fund Management, Inc. (the "Subadviser") to serve as subadviser to the Northstar Growth + Value Fund and Northstar Special Fund, subject to the supervision of Northstar. Wilson/Bennett Capital Management, Inc. serves as subadviser to Northstar Income and Growth Fund. Northstar Distributors, Inc. (the "Underwriter") is the underwriter to the Funds. Northstar Administrators Corporation (the "Administrator") is the Funds' administrator. The Underwriter and the Administrator are affiliates of Northstar.

                               TABLE OF CONTENTS

INVESTMENT RESTRICTIONS......................................................................................    2

INVESTMENT TECHNIQUES........................................................................................    5

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION..............................................................   11

SERVICES OF NORTHSTAR, THE SUBADVISERS AND THE ADMINISTRATOR.................................................   13

NET ASSET VALUE..............................................................................................   15

PURCHASES AND REDEMPTIONS....................................................................................   16

DIVIDENDS, DISTRIBUTIONS AND TAXES...........................................................................   17

UNDERWRITER AND DISTRIBUTION SERVICES........................................................................   20

TRUSTEES AND OFFICERS........................................................................................   24


OTHER INFORMATION............................................................................................   27


PERFORMANCE INFORMATION......................................................................................   28

FINANCIAL STATEMENTS.........................................................................................   32

                            INVESTMENT RESTRICTIONS

NORTHSTAR GROWTH + VALUE FUND. The Fund has adopted investment restrictions numbered 1 through 11 as fundamental policies. These restrictions cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended) of such Fund's outstanding voting shares. Investment restrictions numbered 12 through 15 are not fundamental policies and may be changed by vote of a majority of the Trust's Board members at any time. The Fund may not:

     1. Borrow money, issue senior securities, or pledge, mortgage or hypothecate its assets, except that it may: (a) borrow from banks but only if, immediately after such borrowing there is asset coverage of 300%, and (b) enter into transactions in options, futures, and options on futures and other transactions not deemed to involve the issuance of senior securities;

     2. Underwrite the securities of others;

     3. Purchase or sell real property, including real estate limited partnerships (each of these Funds may purchase marketable securities of companies that deal in real estate or interests therein, including real estate investment trusts);

     4. Deal in commodities or commodity contracts, except in the manner described in the current Prospectus and SAI of the Fund;

     5. Make loans to other persons (but the Fund may, however, lend portfolio securities, up to 33% of net assets at the time the loan is made, to brokers or dealers or other financial institutions not affiliated with the Fund or Northstar, subject to conditions established by Northstar (See "Lending Portfolio Securities" in this SAI), and may purchase or hold participations in loans, in accordance with the investment objectives and policies of the Fund, as described in the current Prospectus and SAI of the Fund;

     6. Purchase on margin (except that for purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts will not be deemed to be purchases of securities on margin);

     7. Sell short, except that these Funds may enter into short sales against the box;

     8. Invest more than 25% of its assets in any one industry or related group of industries;

     9. With respect to 75% of the Fund's assets, purchase a security (other than U.S. Government obligations) if, as a result, more than 5% of the value of total assets of the Fund would be invested in securities of a single issuer;

     10. Purchase a security if, as a result, more than 10% of any class of securities, or more than 10% of the outstanding voting securities of an issuer, would be held by the Fund;

     11. Borrow money except to the extent permitted under the 1940 Act;

     12. Purchase securities of other investment companies, except in connection with a merger, consolidation or sale of assets, and except that these Funds may purchase shares of other investment companies, subject to such restrictions as may be imposed by the 1940 Act and rules thereunder or by any state in which shares of the Fund are registered;

     13. Make an investment for the purpose of exercising control over management;

     14. Invest more than 15% of its net assets in illiquid securities; or

     15. Borrow any amount in excess of 10% of their respective assets, other than for temporary emergency or administrative purposes. In addition, assets, the Fund will not make additional investments when its borrowings exceed 5% of total assets.

NORTHSTAR INCOME AND GROWTH FUND AND NORTHSTAR HIGH TOTAL RETURN FUND. The Funds have adopted investment restrictions numbered 1 through 11 as fundamental policies. These restrictions cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended) of such Fund's outstanding voting shares. Investment restrictions numbered 12 through 17 are not fundamental policies and may be changed by vote of a majority of the Trust's Board members at any time. The Funds may not:

     1. Borrow money, issue senior securities, or pledge, mortgage or hypothecate its assets, except that it may: (a) borrow from banks but only if, immediately after such borrowing there is asset coverage of 300%, and (b) enter into transactions in options, futures, and options on futures and other transactions not deemed to involve the issuance of senior securities;

     2. Underwrite the securities of others;

     3. Purchase or sell real property, including real estate limited partnerships (each of these Funds may purchase marketable securities of companies that deal in real estate or interests therein, including real estate investment trusts);

     4. Deal in commodities or commodity contracts, except in the manner described in the current Prospectus and SAI of the Fund;

     5. Make loans to other persons (but the Funds may, however, lend portfolio securities, up to 33% of net assets at the time the loan is made, to brokers or dealers or other financial institutions not affiliated with the Funds or Northstar, subject to conditions established by Northstar (See "Lending Portfolio Securities" in this SAI), and may purchase or hold participations in loans, in accordance with the investment objectives and policies of the Fund, as described in the current Prospectus and SAI of the Fund;

     6. Participate in any joint trading accounts;

     7. Purchase on margin (except that for purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts will not be deemed to be purchases of securities on margin);

     8. Sell short, except that these Funds may enter into short sales against the box;

     9. Invest more than 25% of its assets in any one industry or related group of industries;

     10. Purchase a security (other than U.S. Government obligations) if, as a result, more than 5% of the value of total assets of the Fund would be invested in securities of a single issuer;

     11. Purchase a security if, as a result, more than 10% of any class of securities, or more than 10% of the outstanding voting securities of an issuer, would be held by the Fund;

     12. Invest in a security if, as a result of such investment, more than 5% of its total assets (taken at market value at the time of such investment) would be invested in securities of issuers (other than issuers of federal agency obligations) having a record, together with predecessors or unconditional guarantors, of less than three years of continuous operation;

     13. Purchase securities of other investment companies, except in connection with a merger, consolidation or sale of assets, and except that these Funds may purchase shares of other investment companies, subject to such restrictions as may be imposed by the 1940 Act and rules thereunder or by any state in which shares of the Fund are registered;

     14. Purchase or retain securities of any issuer if 5% of the securities of such issuer are owned by those officers and directors or trustees of the Fund or of Northstar who each own beneficially more than 1/2 of 1% of its securities;

     15. Make an investment for the purpose of exercising control over management;

     16. Invest more than 15% of its net assets (determined at the time of investment) in illiquid securities, including securities subject to legal or contractual restrictions on resale (which may include private placements and those 144A securities for which the Trustees, pursuant to procedures adopted by the Fund, have not determined there is a liquid secondary market), repurchase agreements maturing in more than seven days, options traded over the counter that a Fund has purchased, securities being used to cover options a Fund has written, securities for which market quotations are not readily available, or other securities that, legally or in the Adviser's or Trustees' opinion, may be deemed illiquid; or

     17. Invest in interests in oil, gas or other mineral exploration development programs (including oil, gas or other mineral leases).

     As a fundamental policy, these Funds may borrow money from banks to the extent permitted under the 1940 Act. As an operating (non-fundamental) policy, these Funds do not intend to borrow any amount in excess of 10% of their respective assets, and would do so only for temporary emergency or administrative purposes. In addition, to avoid the potential leveraging of assets, neither of these Funds will make additional investments when its borrowings, including those investment techniques which are regarded as a form of borrowing, are in excess of 5% of total assets. If either of these Funds should determine to expand its ability to borrow beyond the current operating policy, the Fund's Prospectus would be amended and shareholders would be notified.

NORTHSTAR SPECIAL, GROWTH, BALANCE SHEET OPPORTUNITIES, GOVERNMENT SECURITIES, STRATEGIC INCOME AND HIGH YIELD FUNDS. The Funds have adopted investment restrictions numbered 1 through 12 as fundamental policies. These restrictions cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended) of such Fund's outstanding voting shares. Investment restrictions numbered 13 through 21 are not fundamental policies and may be changed by vote of a majority of the Trust's Board members at any time. Each Fund may not:

     1. Borrow money, except from a bank and as a temporary measure for extraordinary or emergency purposes, provided the Fund maintains asset coverage of 300% for all borrowings;

     2. Purchase securities of any one issuer (except Government securities) if, as a result, more than 5% of the Fund's total assets would be invested in that issuer, or the Fund would own or hold more than 10% of the outstanding voting securities of the issuer; PROVIDED, HOWEVER, that up to 25% of the Fund's total assets may be invested without regard to these limitations;

     3. Underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter;

     4. Concentrate its assets in the securities of issuers all of which conduct their principal business activities in the same industry (this restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities);

     5. Make any investment in real estate, commodities or commodities contracts, except that these Funds may: (a) purchase or sell readily marketable securities that are secured by interest in real estate or issued by companies that deal in real estate, including real estate investment and mortgage investment trusts; and (b) engage in financial futures contracts and related options, as described herein and in the Fund's Prospectus;

     6. Make loans, except that these Funds may: (a) invest in repurchase agreements, and (b) loan its portfolio securities in amounts up to one-third of the market or other fair value of its total assets;

     7. Issue senior securities, except as appropriate to evidence indebtedness that it is permitted to incur, provided that the deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts and related options is not considered the issuance of senior securities;

     8. Borrow money in excess of 5% of its total assets (taken at market value);

     9. Pledge, mortgage or hypothecate in excess of 5% of its total assets (the deposit or payment by a Fund of initial or maintenance margin in connection with futures contracts and related options is not considered a pledge or hypothecation of assets);

     10. Purchase more than 10% of the voting securities of any one issuer, except U.S. Government Securities;

     11. Invest more than 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than 7 days, that cannot be disposed of within the normal course of business at approximately the amount at which the Fund has valued the securities, excluding restricted securities that have been determined by the Trustees of the Fund (or the persons designated by them to make such determinations) to be readily marketable;

     12. Purchase securities of any issuer with a record of less than 3 years of continuous operations, including predecessors, except U.S. Government Securities and obligations issued or guaranteed by any foreign government or its agencies or instrumentalities, if such purchase would cause the investments of a Fund in all such issuers to exceed 5% of the total assets of the Fund taken at market value;

     13. Purchase securities on margin, except these Funds may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities (the deposit or payment by a Fund of initial or maintenance margin in connection with futures contracts or related options is not considered the purchase of a security on margin);

     14. Write put and call options, unless the options are covered and the Fund invests through premium payments no more than 5% of its total assets in options transactions, other than options on futures contracts;

     15. Purchase and sell futures contracts and options on futures contracts, unless the sum of margin deposits on all futures contracts held by the Fund, and premiums paid on related options held by the Fund, does not exceed more than 5% of the Fund's total assets, unless the transaction meets certain "bona fide hedging" criteria (in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5%);

     16. Invest in securities of any issuer if any officer or trustee of the Fund or any officer or director of Northstar owns more than 1/2 of 1% of the outstanding securities of the issuer, and such officers, directors and trustees own in the aggregate more than 5% of the securities of such issuer;

     17. Invest in interests in oil, gas or other mineral exploration or development programs (although it may invest in issuers that own or invest in such interests);

     18. Purchase securities of any investment company, except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase, or except when such purchase, though not made in the open market, is part of a plan of merger, consolidation, reorganization or acquisition of assets;

     19. Purchase more than 3% of the outstanding voting securities of another investment company, invest more than 5% of its total assets in another investment company, or invest more than 10% of its total assets in other investment companies;

     20. Purchase warrants if, as a result, warrants taken at the lower of cost or market value would represent more than 5% of the value of the Fund's net assets or if warrants that are not listed on the New York or American Stock Exchanges or on an exchange with comparable listing requirements, taken at the lower of cost or market value, would represent more than 2% of the value of the Fund's net assets (for this purpose, warrants attached to securities will be deemed to have no value); or

     21. Make short sales, unless, by virtue of its ownership of other securities, the Fund has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, except in connection with arbitrage transactions. The Strategic Income Fund, additionally, may not invest in interests of real estate limited partnerships.

     In addition to the restrictions described above, each of these Funds may, from time to time, agree to additional investment restrictions for purposes of compliance with the securities laws of those state and foreign jurisdictions where that Fund intends to offer or sell its shares.

                             INVESTMENT TECHNIQUES

     DERIVATIVE INSTRUMENTS. The Funds may invest in Derivative Instruments (as defined in the Fund's Prospectus) for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than "traditional" securities would.

     Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit a Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

     Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter Derivatives. Exchange-traded Derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such Derivatives. This guarantee usually is supported by a daily payment system (I.E., margin requirements) operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with Derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter Derivatives. Therefore, each party to an over-the-counter Derivative bears the risk that the counterparty will default. Accordingly, Northstar and subadviser will consider the creditworthiness of counterparties to over-the-counter Derivatives in the same manner as it would review the credit quality of a security to be purchased by the Fund. Over-the-counter Derivatives are less liquid than exchange-traded Derivatives since the other party to the transaction may be the only investor with sufficient understanding of the Derivative to be interested in bidding for it.

     FUTURES TRANSACTIONS -- IN GENERAL. The Fund may enter into futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange, or on exchanges located outside the United States, such as the London International Financial Futures Exchange and the Sydney Futures Exchange Limited. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission.

     Engaging in these transactions involves risk of loss to the Fund which could adversely affect the value of the Fund's net assets. Although the Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

     Successful use of futures by the Fund also is subject to the Manager's ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract. For example, if the Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Fund may have to sell such securities at a time when it may be disadvantageous to do so.

     Pursuant to regulations and/or published positions of the Securities and Exchange Commission, the Fund may be required to segregate cash or high quality money market instruments in connection with its commodities transactions in an amount generally equal to the value of the underlying commodity. The segregation of such assets will have the effect of limiting the Fund's ability otherwise to invest those assets.

     SPECIFIC FUTURES TRANSACTIONS. The Fund may purchase and sell stock index futures contracts. A stock index future obligates the Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day.

     The Fund may purchase and sell interest rate futures contracts. An interest rate future obligates the Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.

     The Fund may purchase and sell currency futures. A foreign currency future obligates the Fund to purchase or sell an amount of a specific currency at a future date at a specific price.

     OPTIONS -- IN GENERAL. The Fund may purchase and write (I.E., sell) call or put options with respect to specific securities. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period.

     A covered call option written by the Fund is a call option with respect to which the Fund owns the underlying security or otherwise covers the transaction by segregating cash or other securities. A put option written by the Fund is covered when, among other things, cash or liquid securities having a value equal to or greater than the exercise price of the option are placed in a segregated account with the Fund's custodian to fulfill the obligation undertaken. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. The Fund receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

     There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

     SPECIFIC OPTIONS TRANSACTIONS. The Fund may purchase and sell call and put options in respect of specific securities (or groups or "baskets" of specific securities) or stock indices listed on national securities exchanges or traded in the over-the-counter market. An option on a stock index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. Thus, the effectiveness of purchasing or writing stock index options will depend upon price movements in the level of the index rather than the price of a particular stock.

     The Fund may purchase and sell call and put options on foreign currency. These options convey the right to buy or sell the underlying currency at a price which is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.

     The Fund may purchase cash-settlement options on interest rate swaps, interest rate swaps denominated in foreign currency and equity index swaps in pursuit of its investment objective. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments) denominated in U.S. dollars or foreign currency. Equity index swaps involve the exchange by the Fund with another party of cash flows based upon the performance of an index or a portion of an index of securities which usually includes dividends. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

     Successful use by the Fund of options will be subject to the ability of Northstar and the subadviser to predict correctly movements in the prices of individual stocks, the stock market generally, foreign currencies or interest rates. To the extent the Manager's predictions are incorrect, the Fund may incur losses.

     SHORT SALES. A Fund may make short sales "against the box." A short-sale is a transaction in which a party sells a security it does not own in anticipation of decline in the market value of that security. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain securities identical to those sold short. When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities, and is often obligated to pay over any accrued interest on such borrowed securities.

     PRIVATELY ISSUED COLLATERALIZED MORTGAGE-BACKED OBLIGATIONS, INTEREST OBLIGATIONS AND PRINCIPAL OBLIGATIONS. Each of High Total Return Fund and Income and Growth Fund may invest up to 5% of its net assets in Privately Issued Collateralized Mortgage-Backed Obligations ("CMOs"), Interest Obligations ("IOs") and Principal Obligations ("POs") when Northstar believes that such investments are consistent with the Fund's investment objective. Collateralized mortgage obligations or "CMOs" are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, privately issued CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by whole loans or private pass-throughs (such collateral collectively hereinafter referred to as "Mortgage Assets"). Privately issued CMOs are per se illiquid. Multi-class pass-through securities are equity interest in a trust composed of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multi-class pass-thorough securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, are the source of funds used to pay debt service on the CMOs or make scheduled distribution on the multi-class pass-through securities.

     On a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche", is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. The Funds may also invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally call for payments of a specified amount of principal on each payment date.

     Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

     SMBS are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of Mortgage Assets. A common type of SMBS will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the Mortgage Assets, while the other classes will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully its initial investment in these securities. The determination of whether a particular government-issued IO or PO backed by fixed-rate mortgage is liquid is made by Northstar under guidelines and standards established by the Board of Trustees. Such a security may be deemed liquid if it can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share.

     INDEX WARRANTS. The Strategic Income Fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices ("index warrants"). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer, based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise, based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise, based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If the Strategic Income Fund were not to exercise an index warrant prior to its expiration, then the Fund would lose the amount of the purchase price paid by it for the warrant. The Strategic Income Fund will normally use index warrants in a manner similar to its use of options on securities indices. The risks of the Fund's use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution that issues the warrant. Also, index warrants generally have longer terms than index options. Although the Strategic Income Fund will normally invest only in exchange-listed warrants, index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the Fund's ability to exercise the warrants at such time, or in such quantities, as the Fund would otherwise wish to do.

     REPURCHASE AGREEMENTS. Repurchase agreements are agreements under which a Fund buys a money market instrument and obtains a simultaneous commitment from the seller to repurchase the instrument at a specified time and at an agreed upon yield. Northstar will use standards set by the relevant Fund's Trustees in reviewing the creditworthiness of parties to repurchase agreements with such Fund. In addition, no more than an aggregate of 15% of a Fund's net assets, at the time of investment, will be invested in illiquid investments, including repurchase agreements having maturities longer than seven days. In the event of failure of the executing bank or broker-dealer, a Fund could experience some delay in obtaining direct ownership of the underlying collateral and might incur a loss if the value of the security should decline, as well as costs in disposing of the security.

     Pursuant to an Exemptive Order under Section 17(d) and Rule 17d-1 obtained by the Funds, excluding the Strategic Income Fund and the Northstar Trust, on March 5, 1991, such Funds may deposit uninvested cash balances into a single joint account to be used to enter into repurchase agreements.

     As an alternative to using repurchase agreements, a Fund may, from time to time, invest up to 5% of its assets in money market investment companies sponsored by a third party for short-term liquidity purposes. Such investments are subject to the non-fundamental investment limitations described herein.

     REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLL AGREEMENTS. The Funds may enter into reverse repurchase agreements and dollar roll agreements. Under a reverse repurchase agreement or a dollar roll agreement, a Fund sells securities and agrees to repurchase them, or substantially similar securities in the case of a dollar roll agreement, at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase or dollar roll agreement, it will establish and maintain a segregated account with its custodian, containing cash, U.S. Government Securities, or other liquid assets from its portfolio, having a value not less than the repurchase price (including accrued interest). The Funds do not account for dollar rolls as a borrowing.

     These agreements may involve the risk that the market value of the securities to be repurchased by a Fund may decline below the price at which the Fund is obligated to repurchase. Also, in the event the buyer of securities under a reverse repurchase agreement or a dollar roll agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement or the dollar roll agreement may effectively be restricted pending such a decision.

     LENDING PORTFOLIO SECURITIES. A Fund may lend portfolio securities to broker-dealers and other financial institutions in an amount up to one-third of the value of its total assets, provided that such loans are callable at any time by the Fund and are at all times secured by collateral held by the Fund at least equal to the market value, determined daily, of the loaned securities. A Fund will continue to receive any income on the loaned securities, while simultaneously earning interest on cash collateral (which will be invested in short-term debt obligations) or a securities lending fee (in the case of collateral in the form of U.S. Government Securities).

     There may be risks of delay in recovery of the loaned securities and, in some cases, loss of rights in the collateral should the borrower of the securities fail financially. Loans of portfolio securities will only be made to firms considered by Northstar to be creditworthy under guidelines adopted by the Trustees.

     FIRM COMMITMENTS AND WHEN-ISSUED SECURITIES. Each Fund, except the Government Securities Fund, may enter into firm commitment agreements to purchase securities at an agreed-upon price on a specified future date. An amount of cash or short-term U.S. Government Securities equal to the Fund's commitment will be deposited in a segregated account at the Fund's custodian bank to secure the Fund's obligation. Although a Fund will generally enter into firm commitments to purchase securities with the intention of actually acquiring the securities for its portfolio (or for delivery pursuant to options contracts it has entered into), the Fund may dispose of a security prior to settlement if Northstar deems it advisable to do so. A Fund entering into the forward commitment may realize short-term gains or losses in connection with such sales.

     A Fund may enter into To Be Announced ("TBA") sale commitments wherein the unit price and the estimated principal amount are established upon entering into the contract, with the actual principal amount being within a specified range of the estimate. A Fund will enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, the Fund will maintain, in a segregated account, cash or high-grade debt obligations in an amount sufficient to meet the purchase price. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Fund delivers securities under the commitment, the Fund realizes a gain or loss from the sale of the securities, based upon the unit price established at the date the commitment was entered into.

     A Fund may also purchase securities on a when-issued or delayed delivery basis. In such transactions, the price is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date, normally within one month. The value of the security on the settlement date may be more or less than the price paid as a result of, among other things, changes in the level of interest rates or other market factors. Accordingly, there is a risk of loss, which is in addition to the risk of decline in the value of the Fund's other assets. The Fund will establish a segregated account with its custodian in which it will maintain cash and marketable securities equal in value to commitments for when-issued or delayed delivery securities. While when-issued or delayed delivery securities may be sold prior to the settlement date, it is intended that a Fund will purchase such securities with the purpose of actually acquiring them, unless a sale appears desirable for investment reasons.

     FLOATING OR VARIABLE RATE INSTRUMENTS. The Funds may purchase floating or variable rate bonds, which normally provide that the holder can demand payment of the obligation on short notice at par with accrued interest. Such bonds are frequently secured by letters of credit or other credit support arrangements provided by banks. Floating or variable rate instruments provide for adjustments in the interest rate at specified intervals (weekly, monthly, semiannually, etc.). A Fund would anticipate using these bonds as cash equivalents, pending longer term investment of its funds. Other longer term fixed-rate bonds, with a right of the holder to request redemption at certain times (often annually, after the lapse of an intermediate term), may also be purchased by a Fund. These bonds are more defensive than conventional long-term bonds (protecting to some degree against a rise in interest rates), while providing greater opportunity than comparable intermediate term bonds since the Fund may retain the bond if interest rates decline. By acquiring these kinds of bonds, a Fund obtains the contractual right to require the issuer of the security, or some other person (other than a broker or dealer), to purchase the security at an agreed upon price, which right is contained in the obligation itself rather than in a separate agreement with the seller or some other person.

     ZERO COUPON SECURITIES. Zero coupon securities are fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accredited over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have a similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities. Each Fund may invest a portion of its total assets in "zero coupon" Treasury securities, which consist of Treasury bills or stripped interest or principal components of U.S. Treasury bonds or notes.

     Zero coupon Treasury bonds or notes consist of stripped interest or principal components held in STRIPS form issued through the U.S. Treasury's STRIPS program, which permits the beneficial ownership of the component to be recorded directly in the Treasury book-entry system. The Funds may also purchase custodial receipts evidencing beneficial ownership of direct interests in component parts of U.S. Treasury bonds or notes held by a bank in a custodian or trust account.

     ADDITIONAL INFORMATION ON GNMAS. The Funds may invest in U.S. Government Securities, which are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. A substantial portion of the assets of the Government Securities Fund have, at various times, been invested in obligations of the Government National Mortgage Association (popularly called GNMAs or Ginnie Maes). All of the other Funds may also invest in GNMAs from time to time.

     GNMAs are mortgage backed securities representing part ownership of a pool of mortgage loans, in which the timely payment of principal and interest is guaranteed by the full faith and credit of the U.S. Government. GNMA may borrow U.S. Treasury funds to the extent needed to make payments under the guarantee. The Funds purchase "modified pass-through" type GNMA Certificates for which principal and interest are guaranteed, rather than the "straight pass through" Certificates for which such guarantee is not available. The Funds also purchase "variable rate" GNMA Certificates and may purchase other types that may be used with GNMA's guarantee.

     When mortgages in the pool underlying a GNMA Certificate are prepaid by mortgagors or when foreclosure occurs, such principal payments are passed through to the Certificate holders (such as a Fund). Accordingly, the life of the GNMA Certificate is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool, which will have maturities of up to 30 years. Because of such variation in prepayment rights, it is not possible to accurately predict the life of a particular GNMA Certificate.

     Payments to holders of GNMA Certificates consist of the monthly distributions of interest and principal, less the GNMA and issuer's fees. The portion of the monthly payment that represents a return of principal may be reinvested by a Fund holding the GNMA in then-available GNMA obligations, which may bear interest at a rate higher or lower than the obligation from which the payment was received, or in a differing security. The actual yield to be earned by the holder of a GNMA Certificate is calculated by dividing such payments by the purchase price paid for the GNMA Certificate (which may be at a premium or a discount from the face value of the Certificate). Unpredictable prepayments of principal, however, can greatly change realized yields. In a period of declining interest rates it is more likely that mortgages contained in GNMA pools will be prepaid, thus reducing the effective yield. Moreover, any premium paid on the purchase of a GNMA Certificate will be lost if the obligation is prepaid. In periods of falling interest rates, this potential for prepayment may reduce the general upward price increase of GNMA Certificates that might otherwise occur. As with other debt instruments, the price of GNMA Certificates is likely to decrease in times of rising interest rates. Price changes of the GNMA Certificates held by a Fund have a direct impact on the net asset value per share of the Fund.

     When interest rates rise, the value of a GNMA Certificate will generally decline. Conversely, when rates fall, the GNMA Certificate value may rise, although not as much as other debt issues, due to the prepayment feature. As a result, the price per share the shareholder receives on redemption may be more or less than the price paid for the shares. The dividends per share paid by the Government Securities Fund may also vary.

     ADDITIONAL INFORMATION ON FOREIGN SECURITIES. Each Fund, except Government Securities Fund, may invest in securities of foreign issuers. Each of these Funds other than Strategic Income, High Yield, and High Total Return may invest up to 20% of its net assets in foreign securities, of which 10% of its net assets may be invested in foreign securities that are not listed on a U.S. securities exchange. Strategic Income may invest up to 60% of its assets in securities of foreign issuers, High Total Return may invest up to 50% and High Yield up to 35% of its total assets. Eurodollar certificates of deposit are excluded for purposes of this limitation for Strategic Income.

     ADDITIONAL INFORMATION ON HIGH YIELD SECURITIES. Balance Sheet Opportunities Fund, Strategic Income Fund, High Yield Fund and High Total Return Fund each may invest in lower-rated fixed income securities to the extent described in the Prospectus. The lower ratings of certain securities held by these Funds reflect a greater possibility that adverse changes in the financial condition of the issuer or economic conditions in general, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by these Funds more volatile and could limit a Fund's ability to sell its securities at prices approximating the values the Fund had placed on such securities. In the absence of a liquid trading market for the securities held by it, a Fund may be unable at times to establish the fair value of such securities. The rating assigned to a security by Moody's Investors Service, Inc. or S & P (or by any other nationally recognized securities rating organization) does not reflect an assessment of the volatility of the security's market value or the liquidity of an investment in the security. See the Appendix to the Prospectus for a description of security ratings.

     Like those of other fixed income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. Thus, a decrease in interest rates will generally result in an increase in the value of a Fund's assets. Conversely, during periods of rising interest rates, the value of a Fund's assets will generally decline. In addition, the values of such securities are also affected by changes in general economic conditions and business conditions affecting the specific industries of their issuers. Changes by recognized rating services in their ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect cash income derived from such securities, but will effect a Fund's net asset value. A Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase, although Northstar will monitor the investment to determine whether its retention will assist in meeting a Fund's investment objective.

     Certain securities held by a Fund may permit the issuer at its option to call, or redeem, its securities. If an issuer were to redeem securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

     LOAN PARTICIPATIONS AND ASSIGNMENTS. Each Fund may invest in loan participations and loan assignments. A Fund's investment in loan participations typically will result in the Fund having a contractual relationship only with the Lender and not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any right of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower.

     When a Fund purchases a loan assignment from Lenders, it will acquire direct rights against the borrowers on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for such securities, the Funds anticipate that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a Fund's ability to dispose of particular assignments or participations when necessary to meet redemptions of Fund shares, to meet the Fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for assignments and participations also may make it more difficult for a Fund to value these securities for purposes of calculating its net asset value.
                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

     Northstar, and Subadviser in the case of Special Fund and Growth + Value Fund, places orders for the purchase and sale of the Funds' securities, supervises their execution and negotiates brokerage commissions on behalf of each Fund. For purposes of the remainder of this section, "Portfolio Transactions and Brokerage Allocation," discussion of Northstar includes the Subadviser, but only with respect to Special Fund and Growth + Value Fund. It is the practice of Northstar to seek the best prices and best execution of orders and to negotiate brokerage commissions that in the Adviser's opinion, are reasonable in relation to the value of the brokerage services provided by the executing broker. Brokers who have executed orders for the Funds are asked to quote a fair commission for their services. If the execution is satisfactory and if the requested rate approximates rates currently being quoted by the other brokers selected by Northstar, the rate is deemed by Northstar to be reasonable. Brokers may ask for higher rates of commission if all or a portion of the securities involved in the transaction are positioned by the broker, if the broker believes it has brought a Fund an unusually favorable trading opportunity, or if the broker regards its research services as being of exceptional value and payment of such commissions is authorized by Northstar after the transaction has been consummated. If Northstar more than occasionally differs with the broker's appraisal of opportunity or value, the broker would not be selected to execute trades in the future. Northstar believes that each Fund benefits with a securities industry comprised of many and diverse firms and that the longterm interest of shareholders of the Funds is best served by its brokerage policies that include paying a fair commission, rather than seeking to exploit its leverage to force the lowest possible commission rate. Over-the-counter purchases and sales are transacted directly with principal market-makers, except in those circumstances where, in the opinion of Northstar, better prices and execution are available elsewhere.

     In general terms, the nature of research services provided by brokers encompasses statistical and background information, and forecasts and interpretations with respect to U.S. and foreign economies, U.S. and foreign money markets, fixed income markets and equity markets, specific industry groups and individual issues. Research services will vary from firm to firm, with broadest coverage generally from the large full-line firms. Smaller firms, in general, tend to provide information and interpretations on a smaller scale, frequently with a regional emphasis. In addition, several firms monitor federal, state, local and foreign political developments; many of the brokers also provide access to outside consultants. The outside research assistance is particularly useful to the Adviser's staff, since the brokers, as a group, tend to monitor a broader universe of securities and other matters than the Adviser's staff can follow. In addition, the outside research provides Northstar with a diverse perspective on financial markets. Research and investment information is provided by these and other brokers at no cost to Northstar and is available for the benefit of other accounts advised by Northstar and its affiliates; and not all of this information will be used in connection with the Funds. While this information may be useful in varying degrees and may tend to reduce the Adviser's expenses, it is not possible to estimate its value, and, in the opinion of Northstar, it does not reduce the Adviser's expenses by a determinable amount. The extent to which Northstar makes use of statistical, research and other services furnished by brokers is considered by Northstar in the allocation of brokerage business, but there is no formula by which such business is allocated. Northstar does so in accordance with its judgment of the best interests of the Funds and their shareholders.

     Purchases and sales of fixed income securities will usually be principal transactions. Such securities often will be purchased or sold from or to dealers serving as market makers for the securities at a net price. Each Fund will also purchase such securities in underwritten offerings and will, on occasion, purchase securities directly from the issuer. Generally, fixed income securities are traded on a net basis and do not involve brokerage commissions. The cost of executing fixed income securities transactions consists primarily of dealer spreads and underwriting commissions.

     In purchasing and selling fixed income securities, it is the policy of each Fund to obtain the best results, while taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors, such as the dealer's risk in positioning the securities involved. While Northstar generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily pay the lowest spread or commission available.

     Each Fund may, under circumstances in which two or more dealers are in a position to offer comparable results, give preference to a dealer that has provided statistical or other research services to the Funds. By allocating transactions in this manner, Northstar is able to supplement its research and analysis with the views and information of other securities firms. During the fiscal years ended October 31, 1996 and December 31, 1996, respectively, each of the Funds listed below paid the total brokerage commissions indicated below, including, in the case of the Special, Growth, Balance Sheet Opportunities, Government Securities, Strategic Income, and High Yield Funds, commissions to Advest, Inc. ("Advest"), an affiliate of the Funds' former investment adviser.

           BROKERAGE COMMISSIONS PAID DURING MOST RECENT FISCAL YEARS

                                                                                            OCTOBER 31,
                                                                                                1996          1995
Income and Growth Fund...................................................................     $507,638      $249,474
High Total Return Fund...................................................................     $ 11,433      $      0


                                                                                            DECEMBER 31,
                                                                                                1996           1995

Special Fund.............................................................................     $479,135       $ 87,375
Growth Fund..............................................................................     $124,024       $241,864
Balance Sheet Opportunities Fund.........................................................     $ 90,283       $ 88,151
Government Securities Fund...............................................................     $  1,049       $      0
Strategic Income Fund....................................................................     $      0       $    552
High Yield Fund..........................................................................     $ 16,591       $ 12,763


     A change in securities held in the portfolio of a Fund is known as "Portfolio Turnover" and may involve the payment by a Fund of dealer markups or brokerage or underwriting commissions and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities. Portfolio turnover rate for a fiscal year is the percentage determined by dividing the lesser of the cost of purchases or proceeds from sales of portfolio securities by the average of the value of portfolio securities during such year, all excluding securities whose maturities at acquisition were one year or less. Each Fund cannot accurately predict its portfolio turnover rate, but Northstar anticipates that each Fund's rate will not exceed 100% under normal market conditions. A 100% annual turnover rate would occur, for example, if all the securities in the portfolio were replaced once in a period of one year. A Fund's portfolio turnover rate may be higher than that described above if a Fund finds it necessary to significantly change its portfolio to adopt a temporary defensive position or respond to economic or market events. A high turnover rate would increase commission expenses and may involve realization of gains that would be taxable to shareholders. The ability of a Fund to make purchases and sales of securities and to engage in options and futures transactions will be limited by certain requirements of the Code, including a requirement that less than 30% of the Fund's annual gross income be derived from gains on the sale of securities and certain other assets held for less than three months.

          SERVICES OF NORTHSTAR, THE SUBADVISERS AND THE ADMINISTRATOR

     Pursuant to an Investment Advisory Agreement with each Fund, Northstar Investment Management Corporation acts as the investment adviser to each Fund. In this capacity, Northstar, subject to the authority of the Trustees of the Funds, and subject to delegation of certain responsibilities to Navellier Fund Management, Inc. as the subadviser for the Special Fund and the Growth + Value Fund and Wilson/Bennett Capital Management, Inc. as the subadviser for the Income and Growth Fund, is responsible for furnishing continuous investment supervision to the Funds and is responsible for the management of each Fund's portfolio.

     Northstar is an indirect, majority-owned subsidiary of ReliaStar Financial Corp. ("ReliaStar"). Combined minority interests in Northstar held by members of senior management of ReliaStar currently equal 20%. ReliaStar is a publicly traded holding company whose subsidiaries specialize in the life insurance business. Through ReliaStar Life Insurance Company ("ReliaStar Life") and other subsidiaries, ReliaStar issues and distributes individual life insurance and annuities, group life and health insurance and life and health reinsurance, and provides related investment management services. The address of Northstar is Two Pickwick Plaza, Greenwich, Connecticut 06830. The address of ReliaStar is 20 Washington Avenue South, Minneapolis, Minnesota 55401.

     Northstar charges a fee under each advisory agreement to Government Securities Fund, High Yield Fund, Balance Sheet Opportunities Fund, Strategic Income Fund, Growth Fund, Special Fund and Growth + Value Fund at an annual rate, after voluntary waivers or expense reimbursements, of 0.45%, 0.45%, 0.65%, 0.65%, 0.75%, 0.75% and 1.00% of such Fund's average daily net assets, respectively. This fee is accrued daily and payable monthly.

     Northstar charges a fee to the Income and Growth Fund and High Total Return Fund at the annual rate of 0.75% on the first $250,000,000 of aggregate average daily net assets of each Fund, 0.70% on the next $250,000,000 of such assets, 0.65% on the next $250,000,000 of such assets; 0.60% on the next $250,000,000 of such assets, and 0.55% on the remaining aggregate daily net assets of each Fund in excess of $1 billion.

     Northstar has agreed that if, in any fiscal year, the aggregate expenses of a Fund, exclusive of taxes, distribution fees, brokerage, interest and (with the prior consent of any necessary state securities commissions) extraordinary expenses, but including the management fee, exceed the most restrictive expense limitations applicable to the Fund under state securities laws or published regulations thereunder, Northstar will refund on a proportionate basis to the Fund whose expenses exceeded such limitation the excess over such amount up to the total fee received by Northstar. Currently, the most restrictive of such limitations would require Northstar to reimburse such a Fund to the extent that in any fiscal year such aggregate expenses exceed 2.5% of the first $30,000,000 of the average net assets, 2.0% of the next $70,000,000 of the average net assets and 1.5% of any amount of the average net assets in excess of $100,000,000.

     The Investment Advisory Agreement for the Income and Growth Fund and High Total Return Fund was originally approved by the Trustees of the Northstar Trust on October 23, 1993, and by the sole Shareholder of the Northstar Income and Growth Fund, and High Total Return Fund on November 8, 1993. The Investment Advisory Agreement continued in effect for a period of two years and was renewed by the Trustees for one year on October 31, 1995. It will continue in effect from year to year if specifically approved annually by (a) the Trustees, acting separately on behalf of each Fund, including a majority of the Disinterested Trustees, or (b) a majority of the outstanding voting securities of each class of each Fund as defined in the 1940 Act.

     The Investment Advisory Agreement for the Growth + Value Fund was approved by the Trustees on July 31, 1996. The Investment Advisory Agreement will continue in effect for a period of two years and annually thereafter if specifically approved annually by (a) the Trustees, acting separately on behalf of the Fund, including a majority of the Disinterested Trustees, or (b) a majority of the outstanding voting securities of each class of the Fund as defined in the 1940 Act.

     Each Investment Advisory Agreement for the remaining Funds was approved by the Trustees of the affected Fund on March 1, 1995 and by the shareholders of such Fund on June 2, 1995. Each such Investment Advisory Agreement will continue in effect until June 2, 1997, and thereafter, will continue in effect from year to year if specifically approved annually by (a) the Trustees, acting separately on behalf of the particular Fund, including a majority of the Disinterested Trustees, or (b) a majority of the outstanding voting securities of each class of such Fund as defined in the 1940 Act.

     A Fund's Investment Advisory Agreement may be terminated as to any class, without penalty and at any time, by a similar vote upon not more than 60 days' nor less than 30 days' written notice by Northstar, the Trustees, or a majority of the outstanding voting securities of such class of such Fund as defined in the 1940 Act.
Such agreement will automatically terminate in the event of its assignment, as defined in Section 2(a)(4) of the 1940 Act.

     Pursuant to separate Subadvisory Agreements between Northstar and Navellier Fund Management, Inc., dated February 1, 1996, and July 31, 1996, Navellier acts as subadviser to Special Fund and Growth + Value Fund, respectively. In this capacity, Navellier Fund Management, Inc., subject to the supervision and control of Northstar and the Trustees of such Funds, will manage the Funds' portfolio investments, consistently with their investment objective, and will execute any of the Funds' investment policies that it deems appropriate to utilize from time to time. Fees payable under the Subadvisory Agreement will accrue daily and be paid monthly by Northstar. As compensation for its services, Northstar will pay the Subadviser at the annual rate of 0.48% and 0.64% of the average daily net assets of Special Fund and Growth + Value Fund, respectively. The Subadviser is wholly-owned and controlled by its sole stockholder, Louis G. Navellier. The Subadviser's address is: 1 East Liberty, Third Floor, Reno, Nevada, 89501. The Subadvisory Agreement for Special Fund was approved by the Trustees of the Fund on December 1, 1995, and by vote of the Shareholders of the Fund on January 30, 1996. The Subadvisory Agreement for Growth + Value Fund was approved by the Trustees of the Fund on July 31, 1996. Each Subadvisory Agreement may be terminated without payment of any penalty by Northstar, Navellier, the Trustees of such Fund, or the shareholders of such Fund on not more than 60 days' and not less than 30 days' prior written notice. Otherwise, each Subadvisory Agreement will remain in effect for two years and will, thereafter, continue in effect from year to year, subject to the annual approval of the Trustees of the applicable Fund, or the vote of a majority of the outstanding voting securities of such Fund, and the vote, cast in person at a meeting duly called and held, of a majority of the Trustees of such Fund who are not parties to the Subadvisory Agreement or "interested persons" (as defined in the 1940 Act) of any such Party.

     Wilson/Bennett Capital Management, Inc. ("Wilson/Bennett"), serves as subadviser with respect to the common stock portion of the Income and Growth Fund pursuant to a Subadvisory Agreement dated July 31, 1996 between Northstar and Wilson/Bennett. Northstar will make all determinations as to the allocation of the Fund's assets, will direct all trades and will manage the portion of the Fund's assets in convertible and fixed income securities. Wilson/Bennett's principal address is Suite 250, 8260 Greensboro Drive, McLean, Virginia 22102. Wilson/Bennett currently manages approximately $111 million of assets for individuals, pension plans and corporations. For its services, Wilson/Bennett will receive from Northstar, not the Funds, a monthly fee at an annual rate equal to 0.20% of the first $125 million of average daily net assets of the Fund managed by Wilson/Bennett, 0.25% of the next $125 million, and 0.30% for assets in excess of $250 million. The Subadvisory Agreement for Income and Growth Fund was approved by the Trustees of the Fund on April 25, 1996 , and by vote of the shareholders of the Fund on July 15, 1996. The Subadvisory Agreement may be terminated without payment of any penalty by Northstar, Wilson/Bennett, the Trustees of the Fund, or the shareholders of the Fund on not more than 60 days' and not less than 30 days' prior written notice. Otherwise, the Subadvisory Agreement will remain in effect for two years and will, thereafter, continue in effect from year to year, subject to the annual approval of the Trustees of the Fund, or the vote of a majority of the outstanding voting securities of the Fund, and the vote, cast in person at a meeting duly called and held, of a majority of the Trustees of the Fund who are not parties to the Subadvisory Agreement or "interested persons" (as defined in the 1940 Act) of any such Party.

     Northstar Administrators Corporation serves as administrator for the Funds, pursuant to an Administrative Services Agreement with each Fund. Subject to the supervision of the Board of Trustees, the Administrator provides the overall business management and administrative services necessary to the proper conduct of the Funds' business, except for those services performed by Northstar under the Investment Advisory Agreements, the custodian for the Funds under the Custodian Agreements, the transfer agent for the Funds under the Transfer Agency Agreements, and such other service providers as may be retained by the Funds from time to time. The Administrator acts as liaison among these service providers to the Funds. The Administrator is also responsible for ensuring that the Funds operate in compliance with applicable legal requirements and for monitoring Northstar for compliance with requirements under applicable law and with the investment policies and restrictions of the Funds. The Administrator is an affiliate of Northstar. The address of the Administrator is: Two Pickwick Plaza, Greenwich, Connecticut 06830.

     The Administrative Services Agreement was approved by the Trustees of the Trust on behalf of the Income and Growth Fund and High Total Return Fund on October 23, 1993, and continued in effect for a period of two years. The Agreement was renewed by the Trustees for one year on October 31, 1995 and will continue in effect from year to year thereafter, provided such continuance is approved annually by a majority of the Trustees of the Trust. The Administrator's fee is accrued daily against the value of each Fund's net assets and is payable by each Fund monthly at an annual rate of .10% of each Fund's average daily net assets. In addition, the Administrator charges an annual account fee of $5.00 for each account of beneficial owners of shares in a Fund for providing certain shareholder services and assisting brokerdealer shareholder accounts.

     Each Administrative Services Agreement for the remaining Funds was approved by the Trustees of the particular Fund on March 1, 1995. The Agreements provide that until June 2, 1997, the Administrator will not receive any compensation under such agreements and thereafter shall receive such compensation as the Board of Trustees of the Funds may determine. The Agreements will continue in effect until June 2, 1997, and from year to year thereafter, provided such continuance is approved annually by a majority of the Disinterested Trustees of the affected Fund.


     During the fiscal years ended October 31, 1996 and 1995, the Funds listed below paid Northstar and the Administrator the following investment advisory and administrative fees, respectively:


                  TOTAL ADVISORY AND ADMINISTRATIVE FEES PAID
                      DURING FISCAL YEAR ENDED OCTOBER 31,

                                                                       1996            1996           1995           1995
                                                                   ADVISORY FEES    ADMIN. FEE    ADVISORY FEE    ADMIN. FEE
Income and Growth...............................................    $ 1,548,967      $206,529       $1,158,432     $154,457
High Total Return Fund..........................................      2,639,662       359,978          941,310      125,508

     Prior to June 5, 1995, the Special, Growth, Balance Sheet Opportunities, Government Securities, Strategic Income and High Yield Funds were managed by Boston Security Counselors, Inc. ("BSC") and did not utilize the services of an administrator. During the fiscal years ended December 31, 1996, 1995, 1994 and 1993, the Funds listed below paid Northstar or BSC the following investment advisory fees:

                            TOTAL ADVISORY FEES PAID
                     DURING FISCAL YEAR ENDED DECEMBER 31,

                                                                         1996         1995        1994       1993

Special Fund (3)....................................................... 1,146,789    287,311(2)  268,139    145,178
Growth Fund (3)........................................................   575,383    593,282     604,576    517,203
Balance Sheet Opportunities Fund (3)...................................   464,088    477,095     519,729    447,631
Government Securities Fund (1)(3)......................................   923,929    678,996     747,846    767,370
Strategic Income Fund (3)..............................................   532,941    252,201      57,726          0
High Yield.............................................................   941,594    683,323     622,761    432,063


(1) Net of waiver of investment advisory fees of $284,286, $301,776, $332,370 and $341,054 for the years ended December 31, 1996, 1995, 1994 and 1993, respectively.

(2) Does not reflect expense reimbursement of $733.

(3) Does not reflect expense reimbursement of $20,615 for the Special Fund, $34,126 for the Growth Fund, $41,925 for the Balance Sheet Opportunities Fund, $15,175 for the Government Securities Fund, and $65,578 for the Strategic Income Fund for the year ended December 31, 1996 and $57,336 for the Strategic Income Fund for the year ended December 31, 1995.

                                NET ASSET VALUE

     For each Fund in the Northstar Trust, equity securities are valued at the last sale price on the exchange or in the principal OTC market in which such securities are being valued, or lacking any sales, at the last available bid price. Prices of long-term debt securities are valued on the basis of last reported sales price, or if no sales are reported, the value is determined based upon the mean of representative quoted bid or asked prices for such securities obtained from a quotation reporting system or from established market makers, or at prices for securities of comparable maturity, quality and type. For the Northstar Special, Growth, Balance Sheet Opportunities, Government Securities, Strategic Income and High Yield Funds, portfolio securities, options and futures contracts and options thereon that are traded on national exchanges or in the NASDAQ System are valued at the last sale or settlement price on the exchange or market where primarily traded or, if none that day, at the mean of the last reported bid and asked prices, using prices as of the close of trading on the applicable exchange or market. Securities and options that are traded in the otc market (other than on the NASDAQ System) are valued at the mean of the last available bid and asked prices. Such valuations are based on quotations of one or more dealers that make markets in the securities as obtained from such dealers or from a pricing service. Securities (including OTC options) for which market quotations are not readily available (which may constitute a major portion of the High Yield Fund's portfolio) and other assets are valued at their fair value as determined by or under the direction of the Trustees. Such fair value may be determined by various methods, including utilizing information furnished by pricing services that determine calculations for such securities using methods based, among other things, upon market transactions for comparable securities and various relationships between securities that are generally recognized as relevant.

     The net asset value of each Fund's shares fluctuates and is determined separately for each class as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. EST), on each business day that the Exchange is open. Net asset value per share is computed by determining the value of a Fund's assets (securities held plus cash and other assets, including dividend and interest accrued but not received) less all liabilities of the Fund (including accrued expenses other than class specific expenses), and dividing the result by the total number of shares outstanding at such time. The specific expenses borne by each class of shares will be deducted from that class and will result in different net asset values and dividends. The net asset value per share of the Class B, Class C and Class T shares of each Fund will generally be lower than that of the Class A or Class I shares because of the higher classspecific expenses borne by each of the Class B, Class C and Class T shares. Under normal market conditions, daily prices for securities are obtained from independent pricing services, determined by them in accordance with the registration statement for each Fund. Securities are valued at market value or, if a market quotation is not readily available, at their fair value, determined in good faith under procedures established by and under the supervision of the Trustees. Money market instruments maturing within 60 days are valued using the amortized cost method of valuation. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. See "How Net Asset Value is Determined" in the Prospectus.

                           PURCHASES AND REDEMPTIONS

     Shares issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are not subject to a frontend or contingent deferred sales load. There is no sales charge for qualified persons. "Qualified Persons" are the following (a) active or retired Trustees, Directors, Officers, Partners or Employees (including immediate family) of (i) Northstar or any of its affiliated companies, (ii) the Funds or any Northstar affiliated investment company or (iii) dealers having a sales agreement with the Underwriter, (b) trustees or custodians of any qualified retirement plan or IRA established for the benefit of a person in (a) above; (c) dealers, brokers or registered investment advisers that have entered into an agreement with the Underwriter providing for the use of shares of the Funds in particular investment products such as "wrap accounts" or other similar managed accounts for the benefit of the clients of such brokers, dealers and registered investment advisers, and (d) pension, profit sharing or other benefit plans created pursuant to a plan qualified under Section 401 of the Code or plans under Section 457 of the Code, provided that such shares are purchased by an employer sponsored plan with at least 50 eligible employees and (e) service providers of (i) Northstar or any of its affiliated companies or (ii) the Funds or any Northstar affiliated investment company. Class A shares of the Funds may be purchased at net asset value, through a dealer, where the amount invested represents redemption proceeds from another open-end fund sold with a sales load and the same or similar investment objective, and PROVIDED the following conditions are met: such redemption occurred no more than 60 days prior to the purchase of shares of a Northstar Fund, the redeemed shares were held for at least six months prior to redemption, and the proceeds of the redemption are sent directly to Northstar or its agent, or maintained in cash or a money market fund. No commissions will be paid to dealers in connection with such purchases. There is also no initial sales charge for "Purchasers" (defined below) if the initial amount invested in the Funds is at least $1,000,000 or the Purchaser signs a $1,000,000 Letter of Intent, as hereinafter defined.

     REDUCED SALES CHARGES ON CLASS A SHARES. Investors choosing the initial sales alternative may under certain circumstances be entitled to pay reduced sales charges. The sales charge varies with the size of the purchase and reduced charges apply to the aggregate of purchases of a Fund made at one time by any "Purchaser," which term includes (i) an individual and his/her spouse and their children under the age of 21, (ii) a trustee or fiduciary purchasing for a single trust, estate or single fiduciary account (including IRAs, pension, profit-sharing or other employee benefit trusts created pursuant to a plan qualified under Section 401 of the Code, a Simplified Employee Pension ("SEP"), Salary Reduction and other Elective Simplified Employee Pension Accounts ("SARSEP")) and 403(b) and 457 plans, although more than one beneficiary or participant is involved; and (iii) any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase at a discount of redeemable securities of a registered investment company. The circumstances under which "Purchasers" may pay reduced sales charges are described in the Prospectus.

     REDEMPTIONS. The right to redeem shares may be suspended and payment therefor postponed during periods when the New York Stock Exchange is closed, other than customary weekend and holiday closings, or, if permitted by rules of the sec, during periods when trading on the Exchange is restricted, or during any emergency that makes it impracticable for any Fund to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the sec for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, but payment will be forwarded immediately upon the funds becoming available. Class B, Class C and Class T shareholders will be subject to the applicable deferred sales charge, if any, for their shares at the time of redemption.

     The contingent deferred sales load will be waived with respect to Class T shares in the following instances: (i) any partial or complete redemption of shares of a shareholder who dies or becomes disabled, so long as the redemption is requested within one year of death or the initial determination of disability; (ii) any partial or complete redemption in connection with distributions under Individual Retirement Accounts ("IRAS") or other qualified retirement plans in connection with a lumpsum or other form of distribution following retirement within the meaning of Section 72(t)(2)(A)(iv) or (v) of the Code, disability or death, or after attaining the age of 59 1/2 in the case of an IRA, Keogh Plan or custodial account pursuant to Section 403(b)(7) of the Code, or on any redemption that results from a taxfree return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code or Section 4979(f) of the Code; (iii) redemptions effected pursuant to the Funds' right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than $500; (iv) redemptions effected by (A) employees of The Advest Group, Inc. ("AGI") and its subsidiaries, (B) IRAs, Keogh plans and employee benefit plans for those employees, and (C) spouses and minor children of those employees, so long as orders for shares are placed on behalf of the spouses or children by the employees; (v) redemptions effected by accounts managed by investment advisory subsidiaries of agi registered under the Investment Advisers Act of 1940; and (vi) redemptions in connection with exchanges of Fund Class T shares, including shares of the Class T account of the Money Market Portfolio.

     EXCHANGES. The following conditions must be met for all exchanges among the Funds and the Money Market Portfolio: (i) the shares that will be acquired in the exchange (the "Acquired Shares") are available for sale in the shareholder's state of residence; (ii) the Acquired shares will be registered to the same shareholder account as the shares to be surrendered (the "Exchanged Shares");
(iii) the Exchanged Shares must have been held in the shareholder's account for at least 30 days prior to the exchange; (iv) except for exchanges into the Money Market Portfolios, the account value of the Fund whose shares are to be acquired must equal or exceed the minimum initial investment amount required by that Fund after the exchange is implemented; and (v) a properly executed exchange request has been received by the Transfer Agent.

     Each Fund reserves the right to delay the actual purchase of the Acquired Shares for up to five business days if it determines that it would be disadvantaged by an immediate transfer of proceeds from the redemption of Exchanged Shares. Normally, however, the redemption of Exchanged Shares and the purchase of Acquired Shares will take place on the day that the exchange request is received in proper form. Each Fund reserves the right to terminate or modify its exchange privileges at any time upon prominent notice to shareholders. Such notice will be given at least 60 days in advance. It is the policy of Northstar to discourage and prevent frequent trading by shareholders among the Funds in response to market fluctuations. Accordingly, in order to maintain a stable asset base in each Fund and to reduce administrative expenses borne by each Fund, Northstar generally restricts shareholders to a maximum of six exchanges out of a Fund each calendar year. If a shareholder exceeds this limit, future exchange requests may be denied.

     CONVERSION FEATURE. Class B shares of each Fund will automatically convert to Class A shares without a sales charge at the relative net asset values of each of the classes after eight years from the acquisition of the Class B shares, and as a result, will thereafter be subject to the lower distribution fee (but same service fee) under the Class A Rule 12b-1 plan for each Fund. Class T Shares convert to Class A shares at the end of the month that is the later of (i) eight years after the Class T Shares were purchased or (ii) June 2, 1998.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

     Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Code. In order to so qualify, the Fund must, among other things, (i) derive each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies;
(ii) derive less than 30% of its gross income each taxable year from the sale or other disposition of certain assets, including securities, held for less than three months (the "30% Limitation"); and (iii) at the end of each quarter of the taxable year maintain at least 50% of the value of its total assets in cash, government securities, securities of other regulated investment companies, and other securities of issuers that represent, with respect to each issuer, no more than 5% the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and with no more than 25% of its assets invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades and businesses. As a regulated investment company, each Fund generally will not be subject to federal income tax on its income and gains that it distributes to shareholders, if at least 90% of its investment company taxable income (which includes dividends, interest and the excess of any short-term capital gains over long-term capital losses) for the taxable year is distributed.

     An excise tax at the rate of 4% will be imposed on the excess, if any, of a Fund's "required distribution" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of a Fund's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 plus undistributed amounts from prior years. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund during October, November or December of the year with a record date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable as if received on December 31 in the year they are declared by the Fund, rather than the year in which they are received.

     The taxation of equity options and OTC options on debt securities is governed by Code section 1234. Pursuant to Code section 1234, the premium received by a Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

     Certain options, futures contracts and forward contracts in which a Fund may invest are "section 1256 contracts." Gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses ("60/40 gains or losses"); however, foreign currency gains or losses (as discussed below) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are treated as sold on such date at fair market value, resulting in unrealized gains or losses being treated as though they were realized.

     Hedging transactions undertaken by a Fund may result in straddles for U.S. federal income tax purposes. The straddle rules may accelerate income to a Fund, defer losses to a Fund, and affect the character of gains (or losses) realized by a Fund. Hedging transactions may increase the amount of short-term capital gain realized by a Fund that is taxed as ordinary income when distributed to shareholders. A Fund may make one or more of the various elections available under the Code with respect to hedging transactions. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected positions will be determined under rules that vary according to the elections made. The 30% limitation may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts and forward contracts.

     Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest or other receivables, or accrues expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and certain options, futures and forward contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

     A Fund will not realize gain or loss on a short sale of a security until it closes the transaction by delivering the borrowed security to the lender. All or a portion of any gain arising from a short sale may be treated as short-term capital gain, regardless of the period for which he Fund held the security used to close the short sale. In addition, the Fund's holding period for any security that is substantially identical to that which is sold short may be reduced or eliminated as a result of the short sale.

     Investments by a Fund in zero coupon securities will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the "original issue discount") each year that the securities are held, even though the Fund receives no cash interest payments. This income is included in determining the amount of income that the Fund must distribute to maintain its status as a regulated investment company and to avoid the payment of federal income tax and the 4% excise tax. If a Fund invests in certain high yield original issue discount obligations issued by corporations, a portion of the original issue discount accruing on the obligations may be eligible for the deduction for dividends received by corporations. In such event, a portion of the dividends of investment company taxable income received from the Fund by its corporate shareholders may be eligible for this deduction.

     Gain derived by a Fund from the disposition of any market discount bonds (i.e., bonds purchased other than at original issue, where the face value of the bonds exceeds their purchase price) held by the Fund will be taxed as ordinary income to the extent of the accrued market discount on the bonds, unless the Fund elects to include the market discount in income as it accrues.

     If a Fund invests in stock of certain foreign corporations that generate largely passive investment-type income, or which hold a significant percentage of assets that generate such income (referred to as "passive foreign investment companies" or "PFICs"), these investments would be subject to special tax rules designed to prevent deferral of U.S. taxation of the Fund's share of the PFIC's earnings. In the absence of certain elections to report these earnings on a current basis, regardless of whether the Fund actually receives any distributions from the PFIC, investors in the Fund would be required to report certain "excess distributions" from, and any gain from the disposition of stock of, the PFIC as ordinary income. This ordinary income would be allocated ratably to the Fund's holding period for the stock. Any amounts allocated to prior years would be taxable at the highest rate of tax applicable in that year, increased by an interest charge determined as though the amounts were underpayments of tax.

     Income received by the Funds from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and may elect to "pass through" to the Fund's shareholders the amount of foreign taxes paid by the Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to dividends actually received) its pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct its pro rata share of the foreign taxes in computing its taxable income or to use the amount as a foreign tax credit against its U.S. Federal income tax liability, subject to limitations. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year. If a Fund is not eligible to make the election to "pass through" to its shareholders its foreign taxes, the foreign taxes it pays will reduce its investment company taxable income and distributions by the Fund will be treated as U.S. source income.

     Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to its foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund's income flows through to its shareholders. With respect to the Funds, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables, and options, futures and forward transactions, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by the Funds.

     The current position of the Internal Revenue Service (the "IRS") generally is to treat a regulated investment company, such as the Special Fund, as owning its proportionate share of the income and assets of any partnership in which it is a partner, in applying the 90% qualifying income requirement, the 30% Limitation and the asset diversification requirements that, as described above, each Fund must satisfy to qualify as a regulated investment company under the Code. These requirements may limit the extent to which the Special Fund may invest in limited partnerships, especially in the case of limited partnerships that do not primarily invest in a diversified portfolio of stocks and securities.

     Dividends paid out of a Fund's investment company taxable income will be taxable to a U.S. shareholder as ordinary income. If a portion of a Fund's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may be eligible for the corporate dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated as capital gain dividends are taxable as long-term capital gains, regardless of how long the shareholder has held the Fund's shares, and are not eligible for the dividends-received deduction. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the net asset value of a share of the relevant Fund on the reinvestment date. A distribution of an amount in excess of a Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital that is applied against and reduces the shareholder's basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the net asset value of those shares.

     Upon the sale or other disposition of shares of a Fund, a shareholder may realize a capital gain or loss that will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

     Under certain circumstances, the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of a Fund originally acquired with a sales charge are disposed of within 90 days after the date on which they were acquired and new shares of a regulated investment company are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss realized on the disposition will be determined by excluding from the tax basis of the shares all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of the shareholder having incurred a sales charge paid for the new shares. This rule may be applied to successive acquisitions of shares of stock.

     Distributions by a Fund reduce the net asset value of that particular Fund's shares. Should a distribution reduce the net asset value of a share below a shareholder's cost for the share, such a distribution nevertheless generally would be taxable to the shareholder as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time may include the amount of the forthcoming distribution, but the distribution generally would be taxable to them.

     Some shareholders may be subject to withholding of Federal income tax on dividends and redemption payments from a Fund ("backup withholding") at the rate of 31%. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Generally, shareholders subject to backup withholding will be (i) those for whom a certified taxpayer identification number is not on file with a Fund, (ii) those about whom notification has been received (either by the shareholder or by a Fund) from the IRS that they are subject to backup withholding or (iii) those who, to a Fund's knowledge, have furnished an incorrect taxpayer identification number. Generally, to avoid backup withholding, an investor must, at the time an account is opened, certify under penalties of perjury that the taxpayer identification number furnished is correct and that he or she is not subject to backup withholding.

     The foregoing discussion relates solely to U.S. Federal income tax law. Dividends and distributions also may be subject to state, local and foreign taxes. Dividends paid by a Fund from income attributable to interest on obligations of the U.S. Government and certain of its agencies and instrumentalities may be exempt from state and local taxes in certain states. Shareholders should consult their tax advisers regarding the possible exclusion of this portion of their dividends for state and local tax purposes. Non-U.S. investors also should consult their tax advisers concerning the tax consequences of ownership of shares of a Fund, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty).

     Shareholders of Class A, Class B and Class C shares may direct that income dividends and capital gain distributions be paid to them through various options listed in the "Dividends and Distributions Reinvestment Options" section of the Funds' current Prospectus. If a shareholder selects either of two such options (that: (a) income dividends be paid in cash and capital gain distributions be paid in additional shares of the same class of a designated Fund at net asset value; or (b) income dividends and capital gain distributions both be paid in cash), and the dividend/distribution checks cannot be delivered, or, if such checks remain uncashed for six months, each Fund reserves the right to reinvest the dividend or distribution in the shareholder's account at the then-current net asset value and to convert the shareholder's election to automatic reinvestment in shares of the Fund from which the distributions were made. Each Fund has received from the IRS, rulings to the effect that
(i) the implementation of the multiple class purchase arrangement will not result in a Fund's dividends or distributions constituting "preferential dividends" under the Code, and (ii) that any conversion feature associated with a class of shares does not constitute a taxable event under federal income tax law.

                     UNDERWRITER AND DISTRIBUTION SERVICES

     Pursuant to Underwriting Agreements, Northstar Distributors, Inc. is the Underwriter for each Fund and as such conducts a continuous offering pursuant to a "best efforts" arrangement requiring it to take and pay for only such securities as may be sold to the public. The Underwriter is an affiliate of the Adviser and the Administrator.

     The Underwriting Agreements may be terminated at any time on not more than 60 days' written notice, without payment of a penalty, by the Underwriter, by vote of a majority of the outstanding class of voting securities of the affected Fund, or by vote of a majority of the Trustees of such Fund, who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements. The Underwriting Agreements will terminate automatically in the event of their assignment.

     In addition to the amount paid to dealers pursuant to the sales charge table in the Prospectus, the Underwriter from time to time pays, from its own resources or pursuant to the Plans, a bonus or other incentive to dealers (other than the Underwriter) that employ a registered representative who sells a minimum dollar amount of the shares of a Fund during a specific period of time. Dealers may not use sales of any of the Fund's shares to qualify for or participate in such programs to the extent such may be prohibited by a dealer's internal procedures or by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. Such bonuses or other incentives take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to places within or without the United States, or other bonuses such as certificates for airline tickets, dining establishments or the cash equivalent of such bonuses. The Underwriter, from time to time, reallows all or a portion of the sales charge on Class A shares, which it normally reallows to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

     Each Fund has adopted separate distribution plans under Rule 12b-1 of the 1940 Act for each class of shares of the Fund (collectively the "Plans"). The Plans permit each Fund to compensate the Underwriter in connection with activities intended to promote the sale of shares of each class of shares of each Fund.

     Pursuant to the Plan for Class A shares, each Fund may compensate the Underwriter up to 0.30% of average daily net assets of such Fund's Class A shares. Under the Plans for Class B and Class C shares, each Fund may compensate the Underwriter up to 1.00% of the average daily net assets attributable to the respective class of such Fund. Pursuant to the Plan for Class T shares, each Fund compensates the Underwriter in an amount equal to 0.95% (in the case of Special Fund, Growth Fund, and Strategic Income Fund), 0.75% (in the case of Balance Sheet Opportunities Fund) and 0.65% (in the case of Government Securities Fund and High Yield Fund) of annual average daily net assets of such Fund's Class T shares. However, each of the Class T Plans provides for compensation of up to 1.00% of annual average daily net assets. Expenditures by the Underwriter under the Plans shall consist of: (i) commissions to sales personnel for selling shares of the Funds (including underwriting fees and financing expenses incurred in connection with the sale of Class B and Class C shares); (ii) compensation, sales incentives and payments to sales, marketing and service personnel; (iii) payments to broker-dealers and other financial institutions that have entered into agreements with the Underwriter in the form of a Dealer Agreement for Northstar Funds for services rendered in connection with the sale and distribution of shares of the Funds; (iv) payment of expenses incurred in sales and promotional activities, including advertising expenditures related to the Funds; (v) the costs of preparing and distributing promotional materials; (vi) the cost of printing the Funds' Prospectus and SAI for distribution to potential investors; and (vii) other activities that are reasonably calculated to result in the sale of shares of the Funds. With respect to each Class T Plan, it is anticipated that all of the payments received by the Underwriter under the Plan will be paid to Advest as compensation for its prior distribution related and current shareholder servicing related activities in connection with the Class T Shares.

     A portion of the fees paid to the Underwriter pursuant to the 12b-1 plans not exceeding 0.25% annually of the average daily net assets of each Fund's shares may be paid as compensation for providing services to each Fund's shareholders, including assistance in connection with inquiries related to shareholder accounts (the "Service Fee"). In order to receive Service Fees under the Plans, participants must meet such qualifications as are established in the sole discretion of the Underwriter, such as services to each Fund's shareholders; or services providing each Fund with more efficient methods of offering shares to coherent groups of clients, members or prospects of a participant; or services permitting purchases or sales of shares, or transmission of such purchases or sales by computerized tape or other electronic equipment; or other processing.

     The Plans are designed to be compensation plans and therefore amounts spent by the distributor in excess of plan limits are not carried over from year to year for reimbursement. The Plans do, however, contemplate that amounts paid to the distributor may compensate it for past distribution efforts without regard to any particular time period.

     If the Plans are terminated in accordance with their terms, the obligations of a Fund to compensate the Underwriter for distribution related services pursuant to the Plans will cease; however, subject to approval by the Trustees, including a majority of the independent Trustees, a Fund may continue to make payments past the date on which each Plan terminates up to the annual limits set forth in each Plan for the purpose of compensating the Underwriter for services that were incurred during the term of the Plan.

     The Trustees have concluded that there is a reasonable likelihood that the Plans will benefit each Fund and its shareholders and that the Plans should result in greater sales and/or fewer redemptions of Fund shares. On a quarterly basis, the Trustees will review a report on expenditures under the Plans and the purposes for which expenditures were made. The Trustees will conduct an additional, more extensive review annually in determining whether the Plans shall be continued. By their terms, continuation of the Plans from year to year is contingent on annual approval by a majority of the Trustees acting separately on behalf of each Fund and by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (the "Plan Trustees"). The Plans provide that they may not be amended to increase materially the costs that a Fund may bear pursuant to the applicable Plan without approval of the shareholders of the affected Fund and that other material amendments to the Plans must be approved by a majority of the Plan Trustees acting separately on behalf of each Fund, by vote cast in person at a meeting called for the purpose of considering such amendments. The Plans further provide that while each plan is in effect, the selection and nomination of Trustees who are not "interested persons" shall be committed to the discretion of the Trustees who are not "interested persons." A Plan may be terminated at any time by vote of a majority of the Plan Trustees or a majority of the outstanding Class of shares of the affected Fund to which the Plan relates.


    During their fiscal year-ended October 31, 1996, each class of shares of the Funds listed below paid the following 12b-1 distribution and service fees pursuant to the Plan of Distribution for each class:


                                                            CLASS A     CLASS B      CLASS C
Income and Growth Fund...................................  $  242,908    $  671,688    $583,906
High Total Return Fund...................................  $  382,173    $2,028,953    $296,918

     For the year ended October 31, 1996, expenses incurred by the Distributor for distribution related activities with respect to each class of shares of each Fund listed below were as follows:

                                                                  INCOME AND GROWTH
                                                          CLASS A      CLASS B      CLASS C

Salaries/Overrides.....................................   $222,594    $   29,916    $ 15,032
Commissions Paid.......................................   $      0    $  626,730    $ 83,415
Marketing/Convention/RMM Expense.......................   $210,884    $   39,999    $ 24,168
Total..................................................   $433,478    $  696,645    $122,615

                                                                HIGH TOTAL RETURN FUND
                                                          CLASS A      CLASS B      CLASS C

EXPENSE
Salaries/Overrides.....................................   $580,131    $   605,403    $110,500
Commissions Paid.......................................   $      0    $10,186,696    $447,621
Marketing/Convention/RMM Expense.......................   $335,210    $   121,049    $ 12,601
Total..................................................   $915,341    $10,913,148    $570,722

     For the following Funds' fiscal year ended October 31, 1996, the Distributor received the following amounts in sales charges, after reallowance to Dealers:

                                                                   UNDERWRITING FEES
                                                            CLASS A     CLASS B     CLASS C
Income and Growth Fund...................................   $ 25,657    $216,133    $ 4,049
High Total Return Fund...................................   $553,006    $466,013    $22,368

     During their fiscal year ended December 31, 1996, each class of shares of the Funds listed below, paid the following 12b-1 distribution and service fees pursuant to the Distribution Plan for each class:


                                                   CLASS A    CLASS B     CLASS C    CLASS T

Special Fund....................................   $108,927   $630,676    $189,225   $328,758
Growth Fund.....................................   $  4,665   $ 33,508    $  2,365   $679,967
Balance Sheet Fund..............................   $  3,058   $ 30,311    $  3,219   $502,693
Government Securities...........................   $ 31,014   $ 59,149    $  8,032   $813,064
Strategic Income Fund...........................   $ 68,706   $273,868    $ 32,011   $270,759
High Yield Fund.................................   $ 32,630   $575,358    $ 98,509   $851,368


     During the fiscal year ended December 31, 1996, expenses incurred by the Distributor (or Advest with respect to Class T Shares prior to June 2, 1995) for certain distribution related activities with respect to each class of shares of the Funds listed below were as follows:

                                                                  SPECIAL FUND
                                                    CLASS A    CLASS B    CLASS C    CLASS T

EXPENSE
Salaries/Overrides...............................   $202,492   $  321,375  $103,940  $0
Commissions Paid.................................   $      0   $5,309,686  $425,317  $0
Marketing/Convention/RMM Expense.................   $110,034   $   41,232  $  9,294  $0
Total............................................   $312,526   $5,672,293  $538,551  $0


                                                                    GROWTH FUND
                                                     CLASS A    CLASS B    CLASS C    CLASS T

EXPENSE
Salaries/Overrides...............................   $ 5,428    $  5,267    $  626    $0
Commissions Paid.................................   $     0    $ 94,654    $2,353    $0
Marketing/Convention/RMM Expense.................   $ 5,167    $  2,182    $  118    $0
Total............................................   $10,595    $102,103    $3,097    $0


                                                         BALANCE SHEET OPPORTUNITIES FUND
                                                     CLASS A    CLASS B    CLASS C    CLASS T

EXPENSE
Salaries/Overrides...............................   $3,605     $ 4,924     $  334    $0
Commissions Paid.................................   $    0     $86,309     $1,246    $0
Marketing/Convention/RMM Expense.................   $2,855     $ 1,954     $  153    $0
Total............................................   $6,460     $93,187     $1,733    $0



                                                           GOVERNMENT SECURITIES FUND
                                                   CLASS A    CLASS B     CLASS C    CLASS T

EXPENSE
Salaries/Overrides...............................   $31,119    $ 16,558    $ 2,853   $0
Commissions Paid.................................   $     0    $284,212    $11,411   $0
Marketing/Convention/RMM Expense.................   $30,446    $  3,859    $   378   $0
Total............................................   $61,565    $304,629    $14,642   $0


                                                            STRATEGIC INCOME FUND
                                                 CLASS A     CLASS B     CLASS C    CLASS T

EXPENSE
Salaries/Overrides...............................   $ 67,162   $ 27,186    $ 6,101   $0
Commissions Paid.................................   $      0   $513,641    $27,670   $0
Marketing/Convention/RMM Expense.................   $ 61,783   $ 17,684    $ 1,520   $0
Total............................................   $128,945   $ 55,854    $35,291   $0


                                                               HIGH YIELD FUND
                                                 CLASS A     CLASS B      CLASS C    CLASS T

EXPENSE
Salaries/Overrides...............................   $43,187    $  124,358  $ 27,973  $0
Commissions Paid.................................   $     0    $2,165,191  $120,421  $0
Marketing/Convention/RMM Expense.................   $30,923    $   37,394  $  4,709  $0
Total............................................   $74,110    $2,326,943  $ 44,724  $0


     For the following Funds' fiscal year ended December 31, 1996, the Distributor (or Advest) received the following amounts in sales charges, after reallowance to Dealers:

                                                   CLASS A     CLASS B    CLASS C    CLASS T
Special Fund....................................   $381,500    $152,531   $39,451   $228,166
Growth Fund.....................................   $  3,593    $  7,731   $    29   $ 95,746
Balance Sheet Fund..............................   $  2,436    $  6,780   $   406   $ 65,812
Government Securities...........................   $ 52,148    $ 19,375   $   955   $234,689
Strategic Income................................   $ 13,924    $105,239   $ 2,944   $205,047
High Yield Fund.................................   $  9,722    $141,189   $ 9,752   $ 77,316

                             TRUSTEES AND OFFICERS

     The Trustees and principal Officers of each Fund and their business affiliations for the past five years are set forth below. Unless otherwise noted, the mailing address of the Trustees and Officers is Two Pickwick Plaza, Greenwich, Connecticut 06830.

     ROBERT B. GOODE, JR., Trustee. Age: 66. Currently retired. From 1990 to 1991, Chairman of The First Reinsurance Company of Hartford. From 1987 to 1989, President and Director of American Skandia Life Assurance Company. Since October 1993, Trustee of the Northstar affiliated investment companies.

     PAUL S. DOHERTY, Trustee. Age: 62. President, Doherty, Wallace, Pillsbury and Murphy, P.C., Attorneys. Director, Tambrands, Inc. Since October 1993, Trustee of the Northstar affiliated investment companies.

     DAVID W. WALLACE, Trustee. Age: 72. Chairman of Putnam Trust Company, Lone Star Industries and FECO Engineered Systems, Inc. He is also President and Trustee of Robert R. Young Foundation and Governor of the New York Hospital. Director of UMC Electronics and Zurn Industries, Inc. Former Chairman and Chief Executive Officer, Todd Shipyards and Bangor Punta Corporation, and former Chairman and Chief Executive Officer of National Securities & Research Corporation. Since October 1993, Trustee of the Northstar affiliated investment companies.

     *MARK L. LIPSON, Trustee and President. Age: 47. Director, Chairman and Chief Executive Officer of Northstar and Northstar, Inc. Director and President of Northstar Administrators Corporation and Director and Chairman of Northstar Distributors, Inc., President and Trustee of the Northstar affiliated investment companies since October 1993. Prior to August, 1993, Director, President and Chief Executive Officer of National Securities & Research Corporation and President and Director/Trustee of the National Affiliated Investment Companies and certain of National's subsidiaries.

     *JOHN G. TURNER, Trustee. Age: 57. Since May 1993, Chairman and CEO of ReliaStar Financial Corporation and Northwestern NationalLife Insurance Co. and Chairman of other ReliaStar Affiliated Insurance Companies since 1995. Since October 1993, Director of Northstar and affiliates. Prior to May 1993, President and CEO of ReliaStar and Northwestern National.

     ALAN L. GOSULE, Trustee. Age: 55. Partner, Rogers & Wells. Director, F.L. Putnam Investment Management Co., Inc.

     DAVID W.C. PUTNAM, Trustee. Age: 67. President, Clerk and Director of F.L. Putnam Securities Company, Incorporated, F.L. Putnam Investment Management Company, Incorporated, Interstate Power Company, Inc., Trust Realty Corp. and Bow Ridge Mining Co.; Director of Anchor Investment Management Corporation; President and Trustee of Anchor Capital Accumulation Trust, Anchor International Bond Trust, Anchor Gold and Currency Trust, Anchor Resources and Commodities Trust and Anchor Strategic Assets Trust.

*Deemed to be an "interested person" of the Trust, as defined by the 1940 Act.

     JOHN R. SMITH, Trustee. Age: 73. From 1970-1991, Financial Vice President of Boston College; President of New England Fiduciary Company (financial planning) since 1991; Chairman of Massachusetts Educational Financing Authority since 1987; Vice Chairman of Massachusetts Health and Education Authority.

     WALTER H. MAY, Trustee. Age: 60. Retired. Former Senior Executive for Piper Jaffrey, Inc.

     THOMAS OLE DIAL, Vice President. Age: 40. Executive Vice President and Chief Investment Officer-Fixed Income of Northstar and Principal, T.D. & Associates, Inc. From 1989 to August 1993, Executive Vice President and Chief Investment Officer-Fixed Income of National Securities and Research Corporation, Vice President of National Affiliated Investment Companies, and Vice President of NSR Asset Management Corporation. From 1988 to 1989, President of Dial Captial Management.


     GEOFFREY WADSWORTH, Vice President. Age: 53. Vice President of Northstar.Former Vice President and Portfolio Manager with National Securities & Research Corporation.

     AGNES MULLADY, Vice President and Treasurer. Age: 38. Senior Vice President and Chief Financial Officer of Northstar, Senior Vice President and Treasurer of Northstar Administrators corporation, and Vice President and Treasurer ofNorthstar Distributors, Inc. From 1987 to 1993, Vice President and Treasurer of National Securities & Research Corporation.

     Northstar and Northstar Administrators Corporation make their personnel available to serve as Officers and "Interested Trustees" of the Funds. All Officers and Interested Trustees of the Funds are compensated by Northstar or Northstar Administrators Corporation. Trustees who are not "interested persons" of the Adviser are paid an annual retainer fee of $6,000 for their combined services as Trustees to the Funds and to retail funds sponsored or advised by the Adviser, and a per meeting fee of $1,500 for attendance at each joint meeting of the Funds and the other Northstar retail funds. The Funds also reimburse Trustees for expenses incurred by them in connection with such meetings.

     Mone Anathan, III, Dr. Loring E. Hart, Reverend Bartley MacPhaidin and Edward T. Sullivan, each of whom were previously Trustees of the Funds, serve on an Advisory Board. The Advisory Board is expected to provide advice to the Board of Trustees in order to facilitate a smooth management transition regarding the advisory services to be provided by Northstar and to provide such other advise as the Board of Trustees may request from time to time. The Advisory Board will have no authority or control over the Funds. Northstar has agreed to assume all expenses associated with the Advisory Board for three years.

     As of December 31, 1996, all Trustees and executive officers of each Fund as a group owned beneficially or of record less than 1% of the outstanding securities of such Fund. To the knowledge of the Funds, as of December 31, 1996, no shareholder owned beneficially (b) or of record (r) more than 5% of a Fund's outstanding shares, except as set forth below:


(1)     Income and Growth Fund
A
Norwest Bank                                     28% (r)
Minneapolis, Minnesota

B
Merrill Lynch Pierce Fenner & Smith            28.4% (r)
Jacksonville, Florida

(2)     High Total Return Fund
A
Merrill Lynch Pierce Fenner & Smith             9.6% (r)
Jacksonville, Florida

B
Merrill Lynch Pierce Fenner & Smith            35.7% (r)
Jacksonville, Florida

C
Merrill Lynch Pierce Fenner & Smith              47% (r)
Jacksonville, Florida

(3)     Growth + Value Fund
A
Merrill Lynch Pierce Fenner & Smith            33.5% (r)
Jacksonville, Florida

Norwest Bank                                   47.4% (r)
Minneapolis, MN

C
Merrill Lynch                                  11.8% (r)
Jacksonville, Florida

Bear Stearns Securities                         6.5% (r)
Brooklyn, New York

Mrs. Ruth A. Samuels Trustee                    5.9% (b)
Laguna Hills, California

Merrill Lynch                                  23.2% (r)
Jacksonville, Florida

(4)     Special Fund
A
Merrill Lynch Pierce Fenner & Smith            29.5% (r)
Jacksonville, Florida

B
Merrill Lynch Pierce Fenner & Smith            38.5% (r)
Jacksonville, Florida

C
Merrill Lynch Pierce Fenner & Smith            64.9% (r)
Jacksonville, Florida

(5)     Growth Fund
A
NWNL Ins Co Retirement Plan Div                26.2% (r)
Lifestyle II Separate Acct 3
Greenwich, Connecticut

NWNL Ins Co Retirement Plan Div                28.7% (r)
Lifestyle I
Greenwich, Connecticut

B
Merrill Lynch Pierce Fenner & Smith             15.8% (r)
Jacksonville, Florida

C
Merrill Lynch Pierce Fenner & Smith             15.3% (r)
Jacksonville, Florida

Gerald A. Mitchell                              35.7% (b)
Ypsilanti, Michigan

Advest Inc.                                      6.4% (r)
Hartford, Connecticut

(6)     Balance Sheet Opportunities Fund
A
Advest Inc                                       6.2% (r)
Hartford, Connecticut

Margaret M. Standring Trust                      5.6% (b)
Weymouth, Massachusetts

Donaldson Lufkin Jenrette                        6.4% (r)
Jersey City, New Jersey

Mildred J. Clark                                  10% (b)
Palatine, Illinois

Donaldson Lufkin Jenrette                        6.5% (r)
Jersey City, New Jersey

Advest Inc                                       7.3% (r)
Hartford, Connecticut

B
Merrill Lynch Pierce Fenner & Smith              9.3% (r)
Jacksonville, Florida

C
Merrill Lynch Pierce Fenner & Smith              5.1% (r)
Jacksonville, Florida

Louise H. Fitzgerald                            53.5% (b)
So. Attleboro, Massachusetts

(7)     Government Securities Fund
A
Merrill Lynch Pierce Fenner & Smith                8% (r)
Jacksonville, Florida

Donaldson Lufkin Jenrette                       16.4% (r)
Jersey City, New Jersey

Donaldson Lufkin Jenrette                         17% (r)
Jersey City, New Jersey

Donaldson Lufkin Jenrette                       16.9% (r)
Jersey City, New Jersey

Donaldson Lufkin Jenrette                       17.6% (r)
Jersey City, New Jersey

Order of St. Benedict of New Jersey              5.2% (b)
Morristown, New Jersey

Order of St. Benedict of New Jersey              9.8% (b)
Morristown, New Jersey

B
Merrill Lynch Pierce Fenner & Smith              7.4% (r)
Jacksonville, Florida

Advest Inc.                                      5.1% (r)
Hartford, Connecticut

C
Merrill Lynch Pierce Fenner & Smith               96% (r)
Jacksonville, Florida

(8)     Strategic Income Fund
A
Norwest Bank                                    29.8% (r)
Minneapolis, Minnesota

NWNL Ins Co Retirement Plan Div.                 5.5% (r)
Lifestyle III Separate Acct 3
Greenwich, Connecticut

NWNL Ins Co Retirement Plan Div                  6.9% (r)
Lifestyle II Separate Acct 3
Greenwich, Connecticut

B
Merrill Lynch Pierce Fenner & Smith             31.6% (r)
Jacksonville, Florida

C
Merrill Lynch Pierce Fenner & Smith             33.2% (r)
Jacksonville, Florida

(9)     High Yield Fund
A
Merrill Lynch Pierce Fenner & Smith               15% (r)
Jacksonville, Florida

B
Merrill Lynch Pierce Fenner & Smith             40.3% (r)
Jacksonville, Florida

C
Merrill Lynch Pierce Fenner & Smith             58.5% (r)
Jacksonville, Florida


                               COMPENSATION TABLE

                         PERIOD ENDED DECEMBER 31, 1996


                                                                  PENSION BENEFITS     ESTIMATED ANNUAL     TOTAL COMPENSATION
                                            COMPENSATION FROM    ACCRUED AS PART OF     BENEFITS UPON       FROM ALL FUNDS IN
                                                  FUND             FUND EXPENSES          RETIREMENT       NORTHSTAR COMPLEX(B)

Robert B. Goode, Jr......................          (a)13,000              0                    0              13,500
Paul S. Doherty..........................          (a)14,000              0                    0              14,500
David W. Wallace.........................          (a)14,000              0                    0              14,500
Mark L. Lipson...........................          (a)  0                 0                    0              --
John G. Turner...........................          (a)  0                 0                    0              --
Alan L. Gosule...........................          (a)14,000              0                    0              14,500
David W.C. Putnam........................          (a)10,000              0                    0              10,000
John R. Smith............................          (a)14,000              0                    0              14,500
Walter H. May............................          (a)13,000              0                    0              13,500


(a) See table below for Fund specific compensation.

(b) Compensation paid by the Northstar Trust funds, the Northstar Variable Trust funds and the remaining six funds, Northstar Special, Growth, Balance Sheet Opportunities, Government Securities, Strategic Income and High Yield Funds, formerly advised by BSC.

                                INDIVIDUAL FUND
                        FISCAL YEAR COMPENSATION TABLES

                                        INCOME AND GROWTH    HIGH TOTAL RETURN    GROWTH + VALUE   SPECIAL(C)    GROWTH(C)

Robert B. Goode, Jr..................         2,063                1,563              0             1,563        1,563
Paul S. Doherty......................         2,313                1,813              0             1,646        1,646
David W. Wallace.....................         2,313                1,813              0             1,646        1,646
Mark L. Lipson.......................             0                    0              0                0            0
John G. Turner.......................             0                    0              0                0            0
Alan L. Gosule.......................          2,313                1,813             0             1,646        1,646
David W.C. Putnam....................          2,063                1,563             0             1,188        1,188
John R. Smith........................          2,312                2,312             0             1,646        1,646
Walter H. May.......................           2,000                1,500             0             1,583        1,583



                                                         BALANCE SHEET       GOVERNMENT
                                                        OPPORTUNITIES(C)    SECURITIES(C)    STRATEGIC INCOME(C)    HIGH YIELD(C)

Robert B. Goode, Jr..................................        1,563               1,563              1,563                  1,563
Paul S. Doherty......................................        1,646               1,646              1,646                  1,646
David W. Wallace.....................................        1,646               1,646              1,646                  1,646
Mark L. Lipson.......................................           --                  --                 --                     --
John G. Turner.......................................           --                  --                 --                     --
Alan L. Gosule.......................................        1,646               1,646              1,646                  1,646
David W.C. Putnam....................................        1,188               1,188              1,188                  1,188
John R. Smith........................................        1,646               1,646              1,646                  1,646
Walter H. May........................................        1,583               1,583              1,583                  1,583


(c) Prior to June 2, 1995 the Trustees who were not interested persons, other than David Putnam, were paid a per fund fee of $500 for each full calendar year during which services were rendered to the Funds. In addition, they were paid a per fund fee of $250 for attending each of the Trustees' meetings, $100 per fund for attending each audit committee meeting, $100 audit committee retainer per fund and were reimbursed for outofpocket expenses. Mr. Putnam, former Chairman of these Funds, received a fee of $30,000 per annum.


                          OTHER INFORMATION

INDEPENDENT ACCOUNTANTS. Coopers & Lybrand L.L.P. has been selected as the independent accountants of the Northstar Trust and each of the remaining Northstar Funds. Coopers & Lybrand L.L.P. audits the Funds' annual financial statements and expresses an opinion thereon.



CUSTODIAN. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, acts as custodian, and fund accounting agent for the Funds and the NorthStar Trust.

TRANSFER AGENT. Pursuant to a Transfer Agency Agreement with each Fund, First Data (the "Transfer Agent") acts as the Transfer Agent for each Fund. Pursuant to a Sub-Transfer Agency Agreement between Advest Transfer Services, Inc. ("ATS") and First Data, ats serves as the subtransfer agent for the Funds offering Class T shares, and, prior to June 5, 1995, ats acted as transfer agent to these Funds.

REPORTS TO SHAREHOLDERS. The fiscal year of the Northstar Trust ends on October
31. The fiscal year of each other Fund ends on December 31. Each Fund will send financial statements to its shareholders at least semiannually. An annual report containing financial statements audited by the independent accountants will be sent to shareholders each year.

ORGANIZATIONAL AND RELATED INFORMATION. Special Fund (formerly The Advantage Special Fund) was organized in 1986; Growth Fund (formerly The Advantage Growth
Fund) was organized in 1986; Balance Sheet Opportunities Fund (formerly The Advantage Income Fund) was organized in 1986; Government Securities Fund (formerly The Advantage Government Securities Fund) was organized in 1986; Strategic Income Fund (formerly The Advantage Strategic Income Fund) was organized in 1994; and

High Yield Fund (formerly The Advantage High Yield Bond
Fund) was organized 1989. Northstar Trust (formerly Northstar Advantage Trust), and two of its series Income and Growth Fund (formerly Northstar Advantage Income and Growth Fund) and High Total Return Fund (formerly Northstar Advantage High Total Return Fund), was organized in 1993. Northstar Growth + Value Fund was organized in 1996.


     The shares of each Fund, when issued, will be fully paid and non-assessable, have no preference, preemptive, or similar rights, and will be freely transferable. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Shareholders may, in accordance with the Declaration of Trust, cause a meeting of shareholders to be held for the purpose of voting on the removal of Trustees. Meetings of the shareholders will be called upon written request of shareholders holding in the aggregate not less than 10% of the outstanding shares of the affected Fund or class having voting rights. Except as set forth above and subject to the 1940 Act, the Trustees will continue to hold office and appoint successor Trustees.

     Under Massachusetts law, there is a remote possibility that shareholders of a business trust could, under certain circumstances, be held personally liable as partners for the obligations of such trust. The Amended and Restated Declaration of Trust for each Fund contains provisions intended to limit such liability and to provide indemnification out of Fund property of any shareholder charged or held personally liable for obligations or liabilities of a Fund solely by reason of being or having been a shareholder of a Fund and not because of such shareholder's acts or omissions or for some other reason. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund itself would be unable to meet its obligations.

                            PERFORMANCE INFORMATION

     Performance information for the Funds may be compared in reports and promotional literature to (1) the S&P 500, Dow Jones Industrial Average ("DJIA"), or other unmanaged indices, so that investors may compare each Fund's results to those of a group of unmanaged securities that are widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, Inc., a widely used independent research firm that ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications or persons who rank mutual funds on overall performance or other criteria; (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in a Fund; and (iv) well known monitoring sources of cd performance rates, such as Solomon Brothers, Federal Reserve Bulletin, American Bankers and Tower Data/The Wall Street Journal. Unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for administrative and management costs and expenses. Performance rankings are based on historical information and are not intended to indicate future performance.

     In addition, the Funds may, from time to time, include various measures of a Fund's performance, including the current yield, the taxequivalent yield and the average annual total return of shares of the Funds in advertisements, promotional literature or reports to shareholders or prospective investors. Such materials may occasionally cite statistics to reflect a Fund's volatility risk.

     AVERAGE ANNUAL TOTAL RETURN. Standardized quotations of average annual total return ("Standardized Return") for each class of shares will be expressed in terms of the average annual compounded rate of return for a hypothetical investment in such class of shares over periods of 1, 5 and 10 years or up to the life of the class of shares, calculated for each class separately pursuant to the following formula:

                         P(1+T) to the power of n = ERV

     Where:

     P = a hypothetical initial payment of $1,000

     T = the average annual total return

     n = the number of years, and

     ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period).

     All total return figures reflect the deduction of a proportional share of each Class's expenses (on an annual basis), the deduction of the maximum initial sales load (in the case of Class A shares) and the maximum contingent deferred sales charge applicable to a complete redemption of the investment (in the case of Class
B, Class C and Class T shares), and assume that all dividends and distributions are reinvested when paid.

     YIELD. Quotations of yield for a specific class of shares of a Fund will be based on all investment income attributable to that class earned during a particular 30-day (or one month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing the net investment income per share of that class earned during the period by the maximum offering price per share on the last day of the month, according to the following formula:

                   Yield = 2[(a-b + 1) to the power of 6 -1]
                                       cd

     Where:

     a = dividends and interest earned during the period attributable to a specific class of shares

     b = expenses accrued for the period attributable to that class (net of reimbursements)

     c = the average daily number of shares of that class outstanding during the period that were entitled to receive dividends, and

     d = the maximum offering price per share on the last day of the period

          The maximum offering price includes a maximum contingent deferred sales load of 4%, in the case of Class T shares, 5% for Class B shares, and 1%, for Class C shares.

          All accrued expenses are taken into account as follows. Accrued expenses include all recurring expenses that are charged to all shareholder accounts in proportion to the length of the base period, including but not limited to expenses under the Funds' distribution plans. Except as noted, the performance results take the contingent deferred sales load into account.

          The yield for Class A, B, C and T shares of the Special Fund, Growth Fund, Balance Sheet Opportunities Fund, Government Securities Fund, Strategic Income Fund, and High Yield Fund for the month ended December 31, 1996, and the yield for Class A, B and C of the Income and Growth Fund and High Total Return Fund for the month ended October 31, 1996 was as follows:

                                        YIELD


     FUND                                                                          CLASS A    CLASS B    CLASS C    CLASS T

     Special Fund...............................................................    0.04%      -0.70%     -0.76%     -0.51%
     Growth Fund................................................................   -0.14%      -0.69%     -0.49%     -0.31%
     Balance Sheet Opportunities Fund...........................................    5.61%       5.01%      5.07%      5.57%
     Government Securities Fund.................................................    6.55%       6.24%      6.43%      6.80%
     Strategic Income Fund......................................................    6.28%       5.88%      5.71%      6.08%
     High Yield Fund............................................................    7.98%       7.66%      7.64%      8.20%

     Income and Growth..........................................................     2.63%      2.04%      2.10%       N/A
     High Total Return Fund.....................................................     9.56%      9.28%      9.32%       N/A

          NON-STANDARDIZED RETURN. In addition to the performance information described above, the Funds may provide total return information that is not calculated according to the formula set forth above ("Non-Standardized Return"). Neither initial nor contingent deferred sales charges are taken into account in calculating Non-Standardized Return. Excluding a Fund's sales charge from a total return calculation produces a higher total return figure.

          The following tables summarize the calculation of Standardized and Non-Standardized Return for Class A, Class B and Class C shares of each Fund in the Northstar Trust and for Class A, Class B, Class C and Class T shares of the other Funds for the periods indicated.

         NORTHSTAR TRUST. The following table summarizes the calculation of Total Return for the periods indicated through October 31, 1996, assuming the contingent deferred sales load HAS been assessed:

                                                                                      SINCE
                                                                           ONE YEAR    INCEPTION*
     INCOME AND GROWTH FUND
     Class A.........................................................      9.08%        8.04%
     Class B.........................................................      8.60%        6.52%
     Class C.........................................................     12.68%        8.90%

     HIGH TOTAL RETURN FUND
     Class A.........................................................      12.62%        7.25%
     Class B.........................................................      12.32%        5.75%
     Class C.........................................................      16.28%        7.82%

          The following table summarizes the calculation of Total Return for the periods indicated through October 31, 1996, assuming the contingent deferred sales load HAS NOT been assessed:

                                                                                      SINCE
                                                                        ONE YEAR    INCEPTION*
     INCOME AND GROWTH FUND
     Class A.........................................................     14.48%       9.82%
     Class B.........................................................     13.60%       7.49%
     Class C.........................................................     13.68%       8.90%

     HIGH TOTAL RETURN FUND
     Class A.........................................................     18.14%       9.02%
     Class B.........................................................     17.32%       6.65%
     Class C.........................................................     17.28%       7.82%

     *The inception date for Class A, Class B and Class C shares of Income and
      Growth Fund and High Total Return Fund is November 8, 1993, February 9, 1994 and March 21, 1994, respectively.

          THE REMAINING FUNDS. The following table summarizes the calculation of Total Return for Class T shares of the remaining Funds for the periods indicated through December 31, 1996, assuming the maximum sales charge HAS been assessed:

                                                                                                  SINCE
                                                             ONE YEAR    FIVE YEARS  TEN YEARS  INCEPTION*

     Special Fund.........................................    13.47%        11.36%      12.38%    10.13%
     Growth Fund..........................................    15.90%        10.43%      12.05%    11.86%
     Balance Sheet Fund...................................     6.42%         9.98%       9.52%     9.71%
     Government Securities Fund...........................    -3.44%         7.66%       7.04%     7.23%
     Strategic Income Fund................................     6.39%          N/A         N/A     10.04%
     High Yield Fund......................................    10.49%        14.07%        N/A     10.97%


          The following table summarizes the calculation of Total Return for Class T shares of the remaining Funds for the periods indicated through December 31, 1996, assuming the maximum sales charge HAS NOT been assessed:

                                                                                                 SINCE
                                                             ONE YEAR    FIVE YEARS   TEN YEARS INCEPTION*


     Special Fund.........................................     17.47%       11.36%   12.38%       10.13%
     Growth Fund..........................................     19.90%       10.43%   12.05%       11.86%
     Balance Sheet Fund...................................     10.18%        9.98%    9.52%        9.71%
     Government Securities Fund...........................      0.32%        7.66%    7.04%        7.23%
     Strategic Income Fund................................     10.39%        N/A       N/A        10.73%
     High Yield Fund......................................     14.49%       14.07%     N/A        10.97%


     *The inception date for Class T shares of Special, Growth, Balance Sheet
      Opportunities and Government Securities Funds was February 1, 1986. The inception date for Class T shares of the High Yield Fund was July 5, 1989. The inception date for Class T shares of the Strategic Income Fund was July 1, 1994.

      The following table summarizes the calculation of Total
      Return for Class A, Class B and Class C shares of the remaining Funds for the period from commencement of operations of such classes (June 5, 1995) through December 31, 1996, assuming the maximum sales charge HAS been assessed:

                                                           Since
                                                 1 Year   Inception
     Fund

     Special
                                 Class A         12.57%     15.90%
                                 Class B         12.37%     16.46%
                                 Class C         16.37%     18.76%
     Growth
                                 Class A         14.85%     16.94%
                                 Class B         14.74%     17.62%
                                 Class C         18.74%     19.85%
     Balance Sheet
                                 Class A          5.25%     11.00%
                                 Class B          5.07%     11.56%
                                 Class C          8.78%     13.66%
     Government
                                 Class A         -4.19%      3.55%
                                 Class B         -4.86%      3.55%
                                 Class C         -1.15%      5.98%
     Strategic Income
                                 Class A          5.60%      7.45%
                                 Class B          5.18%      7.61%
                                 Class C          9.11%      9.93%
     High Yield
                                 Class A          9.25%      8.55%
                                 Class B          8.93%      8.81%
                                 Class C         12.93%     11.21%


          The following table summarizes the calculation of Total Return for Class A, Class B and Class C shares of the remaining Funds for the period from commencement of operations of such classes (June 5, 1995) through December 31, 1996, assuming the maximum sales charge HAS NOT been assessed:


                                                           Since
                                                 1 Year   Inception
     Fund

     Special
                                 Class A         18.16%     19.54%
                                 Class B         17.37%     18.76%
                                 Class C         17.37%     18.76%
     Growth
                                 Class A         20.54%     20.61%
                                 Class B         19.74%     19.91%
                                 Class C         19.74%     19.85%
     Balance Sheet
                                 Class A         10.54%     14.50%
                                 Class B          9.76%     13.73%
                                 Class C          9.72%     13.66%
     Government
                                 Class A          0.57%      6.77%
                                 Class B         -0.15%      6.01%
                                 Class C         -0.21%      5.98%
     Strategic Income
                                 Class A         10.88%     10.80%
                                 Class B         10.18%     10.02%
                                 Class C         10.11%      9.93%
     High Yield
                                 Class A         14.74%     11.91%
                                 Class B         13.93%     11.21%
                                 Class C         13.93%     11.21%


          A Fund may quote its performance in various ways, using various types of comparisons to market indices, other funds or investment alternatives, or to general increases in the cost of living. All performance information supplied by the Funds in advertising is historical and is not intended to indicate future returns. Each Fund's share prices and total returns fluctuate in response to market conditions and other factors, and the value of the Fund's shares when redeemed may be more or less than their original cost.

          Evaluations of Fund performance made by independent sources may also be used in advertisements concerning the Funds, including reprints of, or selections from, editorials or articles about a Fund. These editorials or articles may include quotations of performance from other sources, such as Lipper or Morningstar. Sources for Fund performance information and articles about the Fund may include the following: BANXQUOTE, BARRON'S, BUSINESS WEEK, CDA INVESTMENT TECHNOLOGIES, INC., CHANGING TIMES, CONSUMER DIGEST, FINANCIAL WORLD, FORBES, FORTUNE, IBC/DONOGHUES'S MONEY FUND REPORT, IBBOTSON ASSOCIATES, INC., INVESTMENT COMPANY DATA, INC., INVESTOR'S DAILY, LIPPER ANALYTICAL SERVICES, INC.'S MUTUAL FUND PERFORMANCE ANALYSIS, MONEY, MUTUAL FUND VALUES, THE NEW YORK TIMES, PERSONAL INVESTING NEWS, PERSONAL INVESTOR, SUCCESS, USA TODAY, U.S. NEWS AND WORLD REPORT, WALL STREET JOURNAL, WIESENBERGER INVESTMENT COMPANIES SERVICES, AND WORKING WOMAN.

          When comparing yield, total return and investment risk of shares of a Fund with other investments, investors should understand that certain other investments have different risk characteristics than an investment in shares of the Fund. For example, certificates of deposit may have fixed rates of return and may be insured as to principal and interest by the FDIC, while a Fund's returns will fluctuate and its share values and returns are not guaranteed. Money market accounts offered by banks also may be insured by the FDIC and may offer stability of principal. U.S. Treasury securities are guaranteed as to principal and interest by the full faith and credit of the U.S. government. Money market mutual funds may seek to offer a fixed price per share.

          The performance of a Fund is not fixed or guaranteed. Performance quotations should not be considered to be representative of performance of the Fund for any period in the future. The performance of a Fund is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales and maturities of portfolio securities; sales and redemptions of shares of beneficial interest, and changes in operating expenses are all examples of items that can increase or decrease the Fund's performance.

                                FINANCIAL STATEMENTS

          The Northstar Trust's audited financial statements dated October 31, 1996 and the report of the independent accountants, Coopers & Lybrand L.L.P. with respect to such financial statements, are hereby incorporated by reference to the Annual Report to Shareholders of the Northstar Trust for the fiscal year ended October 31, 1996.


          The audited financial statements of Special Fund, Growth Fund, Balance Sheet Opportunities Fund, Government Securities Fund, Strategic Income Fund and High Yield Fund as of and for the fiscal period ended December 31, 1996 and the report of the independent accountants, Coopers & Lybrand L.L.P., with respect to such financial statements are hereby incorporated by reference to the Annual Report to Shareholders of The NorthStar
     Funds for the fiscal year ended December 31, 1996.

                                     PART C
                                OTHER INFORMATION

ITEM 24.       FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements:  Included in Part A:
     NORTHSTAR TRUST - Financial Highlights for a share outstanding throughout the period November 8, 1993 (Class A) February 9, 1994 (Class B) and March 21, 1994 (Class C) (commencement of offering of each Class) through October
31, 1996.

     SPECIAL, GROWTH, BALANCE SHEET OPPORTUNITIES AND GOVERNMENT SECURITIES
FUNDS: Financial Highlights for a share outstanding throughout the period January 1 to December 31, 1996.

     HIGH YIELD FUND: Financial Highlights for a share outstanding throughout the period June 5, 1989 (commencement of operations) through December 31, 1996.

     STRATEGIC INCOME FUND: Financial Highlights for a share outstanding throughout the period July 1, 1994 (commencement of operations) to December 31, 1996.

     Included in Part B: The audited financial statements for the year ended October 31, 1996 for the Northstar Trust and for the year ended December 31, 1996 for the Special, Growth, Balance Sheet Opportunities, Government Securities, Strategic Income and High Yield, and the report of the independent accountants with respect to such financial statements are incorporated in the Statement of Additional Information for the Trust and each Fund by reference to the Annual Report to Shareholders for the Trust and each Fund for the fiscal years ended October 31, 1996 and December 31, 1996, respectively. The incorporated financial information for the years ended October 31, 1996 for the Trust and December 31, 1996 for the other Funds includes the following:
Statement of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets, Financial Highlights, Notes to Financial Statements, and report of independent accountants.

(b)       EXHIBITS  - NORTHSTAR TRUST

         (1)      (a)  Declaration of Trust  (1)
                  (b) Amendment of Declaration of Trust  (3)
                  (c)  Amendment of Declaration of Trust  (5)
                  (d)  Amendment of Declaration of Trust (9)
                  (e)  Amendment of Declaration of Trust
                  (f)  Amendment of Declaration of Trust
                  (g)  Amendment of Declaration of Trust
                  (h)  Amendment of Declaration of Trust
                  (i)  Amendment of Declaration of Trust
                  (j)  Amendment of Declaration of Trust
                  (k)  Amendment of Declaration of Trust
         (2)      By-Laws  (1)
                  (a)  Amendment of By-Laws
                  (b)  Amendment of By-Laws
         (3)      N/A
         (4)      N/A
         (5)      (a)  Investment Advisory Agreement  (2)
                  (b)  Amendment of Advisory Agreement  (9)
                  (c) Subadvisory Agreement for Northstar Income and Growth Fund (10)
                  (d)  Subadvisory Agreement for Northstar Growth + Value
                       Fund (9)
         (6)      (a)  Underwriting Agreements  (4)
                  (b)  Amendment of Underwriting Agreements  (9)
         (7)      N/A
         (8)      Custody Agreement (8)
         (9)      (a)   Transfer Agency Agreement
                  (b)   Administrative Services Agreement  (3)
                  (c)   Accounting Services Agreement
         (10)      Opinion of Counsel
         (11)      Consent of Independent Public Accountants
         (12)      Annual Report of Shareholders
         (13)      Subscription Agreement  (3)
         (14)      N/A
         (15)      Plans of Distribution pursuant to Rule 12b-1  (8)
                   (a)  Amendment of Distribution and Service Plan (9)
         (16)      Performance Information
         (17)      Power of Attorney (7)
         (18)      Multiple Class Plan Pursuant to Rule 18f-3
         (27)      Financial Data Schedule (EX-27)
---------------------
                  NOTES TO EXHIBIT LISTING

(1). Included in Registrant's Registration Statement filed August 24, 1993 and incorporated herein by reference.

(2). Included in Registrant's Pre-Effective Amendment No. 1 filed October 7, 1993 and incorporated herein by reference.

(3). Included in Pre-Effective Amendment No. 2 filed November 3, 1993 and incorporated herein by reference.

(4). Included in Post-Effective Amendment No. 1 filed January 19, 1994 and incorporated herein by reference.

(5). Included in Post-Effective Amendment No. 2 filed March 19, 1994 and incorporated herein by reference.

(6). Included in Post-Effective Amendment No. 3 filed August 1, 1994 and incorporated herein by reference.

(7). Included in Post-Effective Amendment No. 6 filed November 1, 1995 and Post-Effective Admendment No. 8 filed February 28, 1996, and incorporated herein by reference.

(8). Included in Post-Effective Amendment No. 7 filed December 29, 1995 and incorporated herein by reference.

(9). Included in Post-Effective Amenment No. 9 filed August 5, 1996 and incorporated herein by reference.

(10). Included in Post-Effective Amendment No. 13 filed December 13, 1996 and incorporated herein by reference.

ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

There are no persons controlled by or under common control with Registrant.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES

As of December 31, 1996, the Registrant had the following number of record security holders:




Title of Class          Fund                                                 Number of Shareholders

Shares of Beneficial    Income and Growth Fund             (A)  1,448       (B)  2,477       (C)  1,569       (T)  N/A
Interest                High Total Return Fund             (A)  5,685       (B)  10,789      (C)  1,324       (T)  N/A
                        Growth + Value Fund                (A)  57          (B)  151         (C)  36          (T)  N/A
                        Special Fund                       (A)  4,043       (B)  6,932       (C)  1,118       (T)  3,956
                        Growth Fund                        (A)  216         (B)  656         (C)  43          (T)  6,218
                        Balance Sheet Opportunities Fund   (A)  97          (B)  421         (C)  35          (T)  4,674
                        Government Securities Fund         (A)  110         (B)  543         (C)  30          (T)  6,185
                        Strategic Income Fund              (A)  351         (B)  1,184       (C)  104         (T)  1,870
                        High Yield Fund                    (A)  598         (B)  2,813       (C)  246         (T)  7,821

ITEM 27.  INDEMNIFICATION - NORTHSTAR TRUST

Section 4.3 of Registrant's Declaration of Trust provides the following:
(a) Subject to the exceptions and limitations contained in paragraph (b) below:

         (i) every person who is, or has been, a Trustee or officer of the Trust shall be indemnified by the Trust to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof; and

         (ii) the word "claim", "action", "suit" or "proceeding" shall apply to all claims, actions or suits or proceedings (civil, criminal, administrative or other including appeals), actual or threatened; and the words "liability" and "expenses" shall include without limitation, attorneys fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b) No indemnification shall be provided hereunder to a Trustee or officer:

         (i) against any liability to the Trust, a series thereof, or the Shareholders by reason of a final adjudication by a court or other body before which a proceeding was brought or that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

         (ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in reasonable belief that his action was in the best interest of the Trust; and

         (iii) in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph (b) (i) or (b) (ii) resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office:

                  (A) by the court or other body approving the settlement or other disposition; or

                  (B) based upon the review of readily available facts (as opposed to full trial-type inquiry) by (x) vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or (y) written opinion of independent legal counsel.

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust other than Trustees and officers may be entitled by contract or otherwise under law.

(d) Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section
4.3 may be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this
Section 4.3, provided that either:

                  (i) such undertaking is secured by a surety bond or some other appropriate security provided by the recipient or the Trust shall be insured against losses arising out of any such advances; or

                  (ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees act on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4.3, a "Disinterested Trustee" is one who is not (i) an Interested Person of the Trust (including anyone who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), or (ii) involved in the claim, action, suit or proceeding.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in connection with the successful defense of any action suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy, as expressed in the Act and be governed by final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

See "Management of the Funds" in the Prospectus and Services of the Adviser and Administrator" and "Trustees and Officers" in the Statement of Additional Information, each of which is included in the Registration Statement. Set forth is a list of each officer and director of the Adviser indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged since January 31, 1994.



                           POSITION WITH                      OTHER SUBSTANTIAL
                           INVESTMENT                         BUSINESS, PROFESSION
NAME                       ADVISER                            VOCATION OR EMPLOYMENT
---------                  ---------------------------      --------------------------------------------
John Turner                Director                           Chairman and CEO, ReliaStar
                                                              Financial Corp. and affiliates;
                                                              Director of Northstar Affiliates;
                                                              Trustee and Chairman, Northstar
                                                              Affiliated Investment Companies.

John Flittie               Director                           President, ReliaStar Financial Corp.
                                                              and affiliates; Director, Northstar
                                                              Affilates.

Mark L. Lipson             Chairman/CEO                       Director and Officer of Northstar
                           Director                           Distributors, Inc., Northstar
                                                              Administrators Corp. and Northstar,
                                                              Inc. Trustee and President, Northstar
                                                              Affiliated Investment Companies.

Robert J. Adler            Executive                          President Northstar Distributors, Inc.
                           Vice
                           President,
                           Sales &
                           Marketing

Thomas Ole Dial            Executive                          Vice President, Northstar Affiliated
                           Vice                               Investment Companies, and
                           President -                        Principal, TD Associates Inc.
                           Chief Investment Officer
                           Fixed Income





Geoffrey Wadsworth         Vice President-                    Vice President - Northstar Affiliated
                           Investments                        Investment Companies
                                                              and Portfolio
                                                              Manager

Peter Bakst                Vice President -                   Vice President -
                           Investments                        Northstar Affiliated
                                                              Investment Companies
                                                              and Portfolio Manager,
                                                              Director - High Yield
                                                              Debt group for CS First
                                                              Boston Corp., President
                                                              of Presidio Capital Management,
                                                              and Managing Director at Bankers
                                                              Trust Securities Corp.

Ryan Johanson              Vice President -                   Vice President, Northstar
                           Investments                        Affiliated Investment Companies
                                                              and Portfolio Manager, Director
                                                              of Global Market Risk Management,
                                                              and Senior Manager of Banque
                                                              Indosuez

Jeffrey Aurigemma          Vice                               Vice President - Northstar Affiliated
                           President -                        Investment Companies
                           Investments                        and Portfolio Manager

Michael Graves             Vice                               Vice President - Northstar Affiliated
                           President                          Investment Companies
                           Investments                        and Portfolio Manager

Agnes Mullady              Sr. Vice                           Vice President & Treasurer of
                           President                          Northstar Affiliates and the Northstar
                           and CFO                            Affiliated Investment Companies


Gertrude Purus             Vice                               Vice President Northstar Distributors
                           President -                        and Northstar Administrators Corp.
                           Operations

Stephen Vondrak            Vice                               Vice President - Northstar
                           President -                        Distributors, Inc., Former Regional
                           Sales & Marketing                  Marketing Manager with Roger
                                                              Engemann and Associates from
     `                                                        1991-1994.

Mark Sfarra                Vice                               Vice President - Northstar
                           President -                        Distributors, Inc.
                           Marketing




ITEM 29. PRINCIPAL UNDERWRITER

(a) See "How the Funds are Organized and Managed", "Meet the Portfolio Managers" and "Your Guide to Buying, Selling and Exchanging Shares of Northstar Funds" in the Prospectus and "Underwriter and Distribution Services" in the Statement of Additional Information, both of which are included in this Post-Effective Amendment to the Registration Statement. Unless otherwise indicated, the principal business address for each person is c/o Northstar, Two Pickwick Plaza, Greenwich, CT 06830.


(b)  (1)                            (2)                                         (3)
Name and Principal                  Position and Offices                        Position and Offices
Address                             with Underwriter                            with Registrant
------------------                  --------------------                        --------------------
John Turner                         Director                                    Trustee, Chairman
20 Washington Ave. South
Minneapolis, MN

John Flittie                        Director                                    None
20 Washington Ave. South
Minneapolis, MN

Mark L. Lipson                      Chairman & Director                         Trustee and President

Robert J. Adler                     President                                   None

Mark Blinder                        Reg. Vice President                         None

Scott Casselberry                   Reg. Vice President                         None

Richard Frances                     Reg. Vice President                         None

Rick Galloway                       Reg. Vice President                         None

Daniel Leonard                      Reg. Vice President                         None

Stephen O'Brien                     Reg. Vice President                         None

David Linton                        Reg. Vice President                         None

Charles Dolce                       Reg. Vice President                         None

Hyman Glasman                       Reg. Vice President                         None

Stephen Vondrak                     Vice President                              None

Mark  Sfarra                        Vice President                              None

Gertrude Purus                      Vice President                              None

Agnes Mullady                       Vice President                              Vice President
                                    & Treasurer                                 & Treasurer


ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

State Street Bank and Trust Co. maintains such records as Custodian and Fund Accounting Agent for the Special, Growth, Balance Sheet Opportunities, Government Securities, Strategic Income and High Yield Funds and the Northstar
Trust:

     (1) Receipts and delivery of securities including certificate numbers;
     (2) Receipts and disbursement of cash;
     (3) Records of securities in transfer, securities in physical possession, securities owned and securities loaned.
     (4) Fund Accounting Records.


First Data Investor Services Group, ("First Data") maintains the following records at One Exchange Place, 11th Floor, Boston, Massachusetts, 02109, as Transfer Agent and Blue Sky Administrator for the Funds and the Northstar Trust.

     (1)  Shareholder Records;
     (2) Share accumulation accounts: Details as to dates and number of shares of each accumulation, price of each accumulation.
     (3)  Fund Accounting Records
     (4)  State Securities Regisitration Records

All other records required by item 30(a) are maintained at the office of the Administrator, Two Pickwick Plaza, Greenwich, CT 06830.

ITEM 31.  Management Services

Not Applicable.

ITEM 32.  Undertakings

(a) Registrant hereby undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee or Trustees when requested in writing to do so by the holders of at least 10% of the Trusts' outstanding shares of beneficial interest and in connection with such meeting to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

(b) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders, upon request and without charge.

(c) As to the Northstar Growth + Value Fund (the "Fund"), Registrant hereby undertakes to file a post-effective amendment, using financial statements which need not be certified, within four to six months from the effective date of the Fund's registration statement.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certified that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and the Registrant has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Greenwich and the State of Connecticut on the 5th day of March, 1997.


                                   REGISTRANT

                              By: MARK L. LIPSON
                                 ------------------------------
                                  Mark L. Lipson, President


     SIGNATURES                    TITLE                               DATE

     JOHN G. TURNER                 Chairman and                  March 5, 1997
     John G. Turner*                Trustee

     MARK L. LIPSON                 Trustee                       March 5, 1997
     Mark L. Lipson*

     JOHN R. SMITH                  Trustee                       March 5, 1997
     John R. Smith*

     PAUL S. DOHERTY                Trustee                       March 5, 1997
     Paul S. Doherty*

     DAVID W. WALLACE               Trustee                       March 5, 1997
     David W. Wallace*

     ROBERT B. GOODE, JR.           Trustee                       March 5, 1997
     Robert B. Goode, Jr.*

     ALAN L. GOSULE                 Trustee                       March 5, 1997
     Alan L. Gosule*

     DAVID W.C. PUTNAM              Trustee                       March 5, 1997
     David W.C. Putnam*

     WALTER H. MAY, JR.             Trustee                       March 5, 1997
     Walter H. May, Jr.**

     AGNES MULLADY                  Principal Financial           March 5, 1997
     Agnes  Mullady                 and Accounting Officer

By:  AGNES MULLADY*
         Agnes Mullady
         Attorney-in-fact


* Executed pursuant to powers of attorney filed with Northstar Trust and Strategic Income Fund - PEA No. 6; Northstar Government Securities Fund - PEA No. 15; Northstar Balance Sheet Opportunities Fund - PEA No. 14; Northstar Growth Fund - PEA No. 14; Northstar Special Fund - PEA No. 14; and Northstar High Yield Fund - PEA No.10.

** Executed pursuant to power of attorney filed with Northstar Trust and Strategic Income Fund - PEA No. 8; Northstar Government Securities Fund - PEA No. 17; Northstar Balance Sheet Opportunities Fund - PEA No. 16; Northstar Growth Fund - PEA No. 16; Northstar Special Fund - PEA No. 16; and Northstar High Yield Fund - PEA No. 12 .

                                INDEX TO EXHIBITS
                             ----------------------

                                 NORTHSTAR TRUST

Exhibit No. Under
Part C of Form N1-A                 Name of Exhibit                          Page Number Herein
-----------------                   -------------                            -----------------
Exhibit 1   (e)                       Amendment of Declaration of Trust
            (f)                       Amendment of Declaration of Trust
            (g)                       Amendment of Declaration of Trust
            (h)                       Amendment of Declaration of Trust
            (i)                       Amendment of Declaration of Trust
            (j)                       Amendment of Declaration of Trust
            (k)                       Amendment of Declaration of Trust


Exhibit 2   (a)                       Amendment of By-Laws
            (b)                       Amendment of By-Laws

Exhibit 9   (a)                       Transfer Agency Agreement

Exhibit 10                            Opinion of Counsel

Exhibit 11                            Consent of Independent
                                      Accountants

Exhibit 12                            Annual Report of Shareholders

Exhibit 16                            Performance Information

Exhibit 18                            Multiple Class Plan Pursuant to Rule 18f-3

Exhibit 27                            Financial Data Schedule (EX-27)